UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EXTENDED STAY AMERICA, INC.

ESH HOSPITALITY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EXPLANATORY NOTE

Both Extended Stay America, Inc. and ESH Hospitality, Inc. have securities that have been registered under the Securities Act of 1933, as amended, which are publicly traded and listed on the New York Stock Exchange as paired shares. Each paired share consists of one share of common stock of Extended Stay America, Inc. that is attached to and trades as a single unit with one share of Class B common stock of ESH Hospitality, Inc. Accordingly, the Proxy Statements of Extended Stay America, Inc., and its controlled subsidiary, ESH Hospitality, Inc., are each included in this filing on Schedule 14A. Each registrant hereto is filing on its own behalf all of the information contained in this filing that relates to such registrant. Each registrant hereto is not filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

April 13, 2016

To the Shareholders of Extended Stay America, Inc.:

You are cordially invited to attend the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of Extended Stay America, Inc., on Wednesday, May 18, 2016 at 10:00 a.m. (Eastern Time) at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277.

At the Annual Meeting, you will be asked to (i) elect seven directors to our board of directors, (ii) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, and (iii) transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. In addition, management will report on the progress of our business and respond to comments and questions of general interest to our shareholders.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. If you attend the meeting, you may revoke your proxy, if you wish, and vote personally.

We thank you for your continued support and interest in Extended Stay America, Inc.

Sincerely,

Gerardo I. Lopez	Douglas G. Geoga
President and Chief Executive Officer	Chairman of the Board

EXTENDED STAY AMERICA, INC.

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

(980) 345-1600

extendedstayamerica.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 18, 2016

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of Extended Stay America, Inc. (“Extended Stay”) will be held on Wednesday, May 18, 2016, at 10:00 a.m. (Eastern Time) at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277, for the following purposes:

•	To elect seven directors to hold office until the 2017 annual meeting of shareholders or until their successors are duly elected and qualified;

•	To ratify the appointment of Deloitte & Touche LLP as Extended Stay’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and

•	To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on April 7, 2016 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

This Notice and the enclosed Proxy Statement and Proxy Card are first being made available to shareholders on or about April 13, 2016.

By Order of the Board of Directors,

John R. Dent

General Counsel and Corporate Secretary

Charlotte, North Carolina

April 13, 2016

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice of Meeting, Proxy Statement, Proxy Card and 2015 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2015, are available at www.proxyvote.com.

YOUR VOTE IS VERY IMPORTANT. PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD BY MAIL. SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

EXTENDED STAY AMERICA, INC.

EXTENDED STAY AMERICA, INC.

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON May 18, 2016

GENERAL

We are furnishing this Proxy Statement to you as part of a solicitation by the Board of Directors (the “Board”) of Extended Stay America, Inc., a Delaware corporation, of proxies to be voted at our 2016 Annual Meeting of Shareholders and at any reconvened meeting after an adjournment or postponement of the meeting (the “Annual Meeting”). We will hold the Annual Meeting at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277 on Wednesday, May 18, 2016, at 10:00 a.m. (Eastern Time). Unless the context otherwise requires, all references in this Proxy Statement to the “Corporation,” “Extended Stay America,” “Extended Stay,” “we,” “us,” and “our” refer to Extended Stay America, Inc. and its subsidiaries, excluding ESH Hospitality, Inc. (“ESH REIT”). All references in this Proxy Statement to the “Company” refer to the Corporation, ESH REIT and their subsidiaries considered as a single enterprise.

Our telephone number is (980) 345-1600, and our mailing address is 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. Our website is located at www.extendedstayamerica.com. The information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission (“SEC”), we have elected to send you this full set of proxy materials, including a proxy card, and additionally to notify you of the availability of these proxy materials on the Internet. The Notice of Meeting, Proxy Statement, Proxy Card and 2015 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2015, are available at www.proxyvote.com.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

At the Annual Meeting, you will consider and vote upon:

•	The election of the 7 director nominees identified in this Proxy Statement;

•	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016; and

•	The transaction of any other business as may properly come before the Annual Meeting or any reconvened meeting after an adjournment.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I receiving these materials?

You are receiving these materials because at the close of business on April 7, 2016 (the “Record Date”), you owned shares of the Corporation’s voting stock. All shareholders of record on the Record Date are entitled to attend and vote at the Annual Meeting.

We have two classes of capital stock that are entitled to vote at the annual meeting: Corporation common stock, $0.01 par value per share, and Corporation mandatorily redeemable preferred stock, $0.01 par value per share (“voting preferred stock”). Each share of Corporation common stock is attached to and trades as a single unit with a share of Class B common stock of ESH REIT, par value $0.01 per share, (each, a “Paired Share”). Shares of the Corporation voting preferred stock are not currently, and are not expected to be, registered for public sale or listed on the New York Stock Exchange (“NYSE”) or any other securities exchange.

As of the Record Date, we had 202,633,795 shares of Corporation common stock outstanding and 21,202 shares of Corporation voting preferred stock outstanding. With respect to all of the matters submitted for vote at the Annual Meeting, each share of Corporation common stock is entitled to one vote and each share of Corporation voting preferred stock is entitled to one vote. The Corporation common stock and Corporation voting preferred stock will vote as a single class on each of the matters submitted at the Annual Meeting.

What information is contained in this Proxy Statement?

This Proxy Statement includes information about the nominees for director and other matters to be voted on at the Annual Meeting. It also explains the voting process and requirements; describes the compensation of the principal executive officer, the former principal executive officer, the principal financial officer, and the three other most highly compensated officers (collectively referred to as our “named executive officers”); describes the compensation of our directors; and provides certain other information that SEC rules require.

What shares are included on my proxy card?

You will receive one proxy card for all the shares of Corporation common stock and Corporation voting preferred stock that you hold as a shareholder of record (in certificate form or in book-entry form).

If you hold your shares in street name, you will receive voting instructions for each account you have with a broker, bank or other nominee.

What matters am I voting on, how may I vote on each matter and how does the Board recommend that I vote on each matter?

The following table sets forth each of the proposals you are being asked to vote on, how you may vote on each proposal and how the Board recommends that you vote on each proposal:

Proposal	How may I vote?	How does the Board recommend that I vote?

1. The election of the 7 director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.

You may:

(i) vote FOR the election of all nominees named herein;

(ii) withhold authority to vote for all such nominees; or

(iii) vote FOR the election of all such nominees other than any nominees with respect to whom the vote is specifically withheld by indicating in the space provided on the proxy.

The Board recommends that you vote FOR all seven of the director nominees.

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Proposal	How may I vote?	How does the Board recommend that I vote?

2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016.	You may vote FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2016.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Corporation’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “shareholder of record” with respect to those shares. The full set of proxy materials would have been sent directly to you.

If your shares are held with a broker or in an account at a bank, you are considered the “beneficial owner” with respect to those shares. These shares are sometimes referred to as being held “in street name.” The full set of proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following the instructions on the enclosed form of proxy for voting by telephone. You will not be able to vote these shares directly unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How do I vote if I am a shareholder of record?

As a shareholder of record, you may vote your shares in any one of the following ways:

•	Call the toll-free number shown on the proxy card;

•	Vote on the Internet on the website shown on the proxy card;

•	Mark, sign, date, and return the enclosed proxy card in the postage-paid envelope; or

•	Vote in person at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote. Returning the proxy card or voting by telephone will not affect your right to attend the Annual Meeting and vote in person.

How do I vote if I am a beneficial owner?

As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the instructions that your broker, bank or other nominee sent to you. You will receive proxy materials and voting instructions for each account that you have with a broker, bank or other nominee. As a beneficial owner, if you wish to change the directions that you have provided your broker, bank or other nominee, you should follow the instructions that your broker, bank or other nominee sent to you.

As a beneficial owner, you are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a shareholder of record as of the Record Date or you hold a valid proxy for the Annual Meeting as described in the previous question. Since seating is

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limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a shareholder of record but hold shares as a beneficial owner, you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 7, 2016, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership. You may contact us via the Internet or by telephone at (980) 345-1600 to obtain directions to vote in person at the Annual Meeting.

What can I do if I change my mind after I vote?

If you are a shareholder of record, you can revoke your proxy before it is exercised by:

•	written notice of revocation to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277;

•	timely delivery of a valid, later-dated proxy or a later-dated vote by telephone; or

•	attending the Annual Meeting and voting in person by ballot.

If you are a beneficial owner of shares but not the record holder, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the question “How do I vote if I am a beneficial owner?” above. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

What if I return my proxy card or vote by Internet or phone but do not specify how I want to vote?

If you are a shareholder of record and sign and return your proxy card or complete the Internet or telephone voting procedures, but do not specify how you want to vote your shares, we will vote them as follows:

•	FOR the election of the director nominees.

•	FOR the approval ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016.

What votes need to be present to hold the Annual Meeting?

Under our Amended and Restated Bylaws, a quorum will exist at the Annual Meeting if shareholders holding a majority of the shares entitled to vote at the Annual Meeting are present in person or by proxy. Shareholders of record who return a proxy or vote in person at the meeting will be considered part of the quorum. Abstentions are counted as “present” for determining a quorum. Uninstructed broker votes, also called “broker non-votes,” are also counted as “present” for determining a quorum so long as there is at least one matter that a broker may vote on without specific instructions from a beneficial owner. See “What is the effect of broker non-votes?” below.

How are votes counted?

In the election of directors, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you withhold your vote with respect to any nominee, your shares will not be considered to have been voted for or against the nominee. For all other proposals, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you sign your proxy card with no further instructions and you are a shareholder of record, then your shares will be voted in accordance with the recommendations of our Board. If you sign your proxy card with no further instructions and you are a beneficial owner, then please see the response to the question immediately below for a description of how your shares will be voted.

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What is the effect of broker non-votes?

Under the rules of the NYSE, if you are a beneficial owner, your broker, bank or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. The proposal to ratify Deloitte & Touche LLP as our independent registered public accounting firm is considered a routine matter. However, the election of directors is not considered a routine matter. Accordingly, your broker, bank or other nominee will not be permitted to vote your shares on the election of directors unless you provide proper voting instructions.

What is the voting requirement to approve each of the proposals?

The following table sets forth the voting requirements with respect to each of the proposals:

Proposal	Voting Requirement
1. The election of the 7 director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.	Each director must be elected by a plurality of the votes cast.

2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016.	To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

Other matters that may properly come before the Annual Meeting may require more than a majority vote under our Amended and Restated Bylaws, our Amended and Restated Certificate of Incorporation, the laws of Delaware or other applicable laws.

Who will count the votes?

A representative of American Stock Transfer & Trust Company, LLC will act as the inspector of elections and count the votes.

Where can I find the voting results?

We will announce the preliminary voting results at the Annual Meeting. We will also publish voting results in a current report on Form 8-K that we will file with the SEC within four business days following the meeting. If on the date of this filing the inspectors of election for the Annual Meeting have not certified the voting results as final, we will note in the filing that the results are preliminary and publish the final results in a subsequent Form 8-K filing within four business days after the final voting results are known.

Who will pay the costs of soliciting these proxies?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokers and other nominees holding shares of voting stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of voting stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

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Are you “householding” for shareholders sharing the same address?

The SEC’s rules permit us to deliver a single copy of this Proxy Statement and our 2015 Annual Report to an address that two or more shareholders share. This method of delivery is referred to as “householding” and can significantly reduce our printing and mailing costs. It also reduces the volume of mail that you receive. We will deliver only one Proxy Statement and 2015 Annual Report to multiple registered shareholders sharing an address, unless we receive instructions to the contrary from one or more of the shareholders. We will still send each shareholder an individual proxy card.

If you did not receive an individual copy of this Proxy Statement or our 2015 Annual Report, we will send copies to you if you contact us at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277, (980) 345-1600, Attention: General Counsel and Corporate Secretary. If you and other residents at your address have been receiving multiple copies of this Proxy Statement or our 2015 Annual Report, and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for shareholders to propose actions for consideration at the 2017 annual meeting of shareholders?

December 14, 2016 is the deadline for shareholders to submit proposals to be included in our proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals by shareholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

What is the deadline under our Amended and Restated Bylaws for shareholders to nominate persons for election to the Board or propose other matters to be considered at our 2017 annual meeting of shareholders?

Shareholders who wish to nominate persons for election to our Board or propose other matters to be considered at our 2017 annual meeting of shareholders must provide us advance notice of the director nomination or shareholder proposal, as well as the information specified in our Amended and Restated Bylaws, no earlier than January 18, 2017 and no later than February 17, 2017. Shareholders are advised to review our Amended and Restated Bylaws, which contain the requirements for advance notice of director nominations and shareholder proposals. Notice of director nominations and shareholder proposals must be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The requirements for advance notice of shareholder proposals under our Amended and Restated Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or shareholder proposal that does not comply with our Amended and Restated Bylaws and other applicable requirements.

Whom should I call if I have any questions?

If you have any questions about the Annual Meeting or your ownership of Corporation voting stock, please contact our transfer agent at:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Telephone: (800) 937-5449

Website Address: www.amstock.com

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BACKGROUND OF THE COMPANY

The Company was founded in 1995 as a developer, owner and operator of extended stay hotels. Following a period focused primarily on new development, the Company became a consolidator of hotel properties by selectively acquiring extended stay companies and hotels, ultimately creating the largest mid-price extended stay company in the United States. The Company was acquired out of bankruptcy by Centerbridge Partners L.P. (“Centerbridge”), Paulson & Co. Inc. (“Paulson”), The Blackstone Group, L.P. (“Blackstone”) and their affiliates (collectively, the “Sponsors”) on October 8, 2010. The Company now operates an extended stay hospitality platform with approximately 8,500 employees and is led by a management team with public company experience in hospitality, consumer retail and service businesses.

Prior to the completion of the Corporation’s and ESH REIT’s initial public offering in 2013, the Company restructured and reorganized its then-existing business through a series of transactions (the “Pre-IPO Transactions”). We believe that our business is now more operationally efficient because all of the assets, operations and management of our business, other than ownership of the hotel properties, are housed in one entity. Ownership of Paired Shares gives investors an ownership interest in the hotel properties through ESH REIT and in the operation of the hotels and other aspects of the business through the Corporation. This structure permits the Company to retain some, though not all, of the REIT benefits of the prior structure.

The Corporation operates all 629 hotels owned by ESH REIT. The hotels are operated by operating lessees, wholly-owned subsidiaries of the Corporation (the “Operating Lessees”), pursuant to leases with ESH REIT, and are managed by ESA Management LLC, a wholly-owned subsidiary of the Corporation (“ESA Management”), pursuant to management agreements with the Operating Lessees. The substantial majority of the hotels are operated under our core brand, Extended Stay America.

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PROPOSAL 1—ELECTION OF DIRECTORS

Our Board has nominated seven people for election as directors at the Annual Meeting. Each of the nominees currently is a director of the Corporation. If our shareholders elect these directors, then the directors will hold office until the next annual meeting of shareholders, or until their successors have been duly elected and qualified, subject to the director’s earlier death or resignation or removal. Each of the Board’s nominees has consented to be named in this Proxy Statement and has agreed to serve if elected. If for some reason any of the Board’s nominees is unable to serve or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board and, unless you indicate otherwise on the proxy card, your shares will be voted in favor of the Board’s remaining nominees.

We believe each of the Board’s nominees meets the qualifications established by the Board for service on our Board and has professional experience in areas that are extremely relevant to our strategy and operations. We also believe that the skills, experience, backgrounds and attributes of the Board’s nominees make them the best candidates to serve on our Board.

The following table sets forth, as of April 7, 2016, the name and age of each nominee for director, indicating all positions and offices with us currently held by such director:

Name	Age	Position
Gerardo I. Lopez	56	President and Chief Executive Officer and Director
Douglas G. Geoga	60	Chairman of the Board
William A. Kussell	57	Director
Richard F. Wallman	65	Director
Michael A. Barr	45	Director
William D. Rahm	37	Director
William J. Stein	53	Director

Set forth below are descriptions of the backgrounds and principal occupations of each of our directors, as of April 7, 2016:

Gerardo I. Lopez has served as President and Chief Executive Officer of the Corporation and ESH REIT and as a director of the Corporation and ESH REIT since August 2015. From March 2009 to August 2015, Mr. Lopez was the President and Chief Executive Officer and a director of AMC Entertainment. Prior to joining AMC Entertainment, he served as Executive Vice President of Starbucks Coffee Company and President of its Global Consumer Products, Seattle’s Best Coffee and Foodservice divisions from September 2004 to March 2009. From November 2001 to September 2004, Mr. Lopez served as President of the Handleman Entertainment Resources division of Handleman Company. Mr. Lopez has also held a variety of executive management positions with International Home Foods, Frito Lay, Pepsi-Cola and the Procter & Gamble Company. Mr. Lopez currently serves on the boards of directors of Brinker International, Inc. and CBRE Group, Inc.

As our President and Chief Executive Officer, Mr. Lopez provides our Board with valuable insight regarding the Company’s operations, management team, associates and culture, as a result of his day-to-day involvement in the operations of the business, and he performs a critical role in Board discussions regarding strategic planning and development for the Company. The Board also benefits from Mr. Lopez’s deep experience in multiple-unit consumer-facing industries.

Douglas G. Geoga has served as Chairman of the Board of the Corporation since July 2013 and as Chairman of the Board of ESH REIT since November 2013. Mr. Geoga served as a non-voting member and the Non-Executive Chairman of ESH Hospitality Holdings LLC (“Holdings”) and ESH Strategies Holdings LLC (“Strategies Holdings”) from October 2010 to November 2013. Mr. Geoga is President and Chief Executive Officer of Salt Creek Hospitality, LLC, a privately-held firm engaged in making investments in the hospitality

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industry and providing related advisory services. He serves as a director of Carefree Communities, Inc., a company that owns and operates a chain of recreational vehicle/mobile home communities in the United States and Canada. Mr. Geoga also serves as Chairman of Atlantica Investment Holdings Limited, which through affiliated companies is the second largest manager of hotels in Brazil. From October 2012 until September 2015, Mr. Geoga also served as Executive Chairman of Foundations Recovery Network, LLC, an owner and operator of residential and outpatient substance abuse treatment centers. Since 2002, Mr. Geoga has served, and from November 2002 to December 2009, Mr. Geoga’s primary occupation was serving, as principal of Geoga Group, LLC, an investment and advisory consulting firm focused primarily on the hospitality industry. Until July 2006, Mr. Geoga’s primary occupation was serving as the President of Global Hyatt Corporation and as the President of Hyatt Corporation and the President of AIC Holding Co., the parent corporation of Hyatt International Corporation, both privately-held subsidiaries of Global Hyatt Corporation which collectively operated the Hyatt chain of hotels throughout the world. In addition, from 2000 through 2005, Mr. Geoga served as the President of Hospitality Investment Fund, LLC, a privately-held firm which was engaged in making investments in lodging and hospitality companies and projects. He also serves on the board of directors and audit committee of Kemper Corporation.

Mr. Geoga was appointed by the Sponsors to serve on the Board. Mr. Geoga’s history as president of Hyatt Corporation, a global leader in its industry, as well as his extensive experience in private business investment, brings to the Board the perspective of both an operating executive and one who is sophisticated in corporate investments and finance.

William A. Kussell has served as a director of the Corporation since July 2013 and served as a non-voting member of the board of managers of Holdings and Strategies Holdings from October 2010 to November 2013. Mr. Kussell is an Operating Partner at Advent International, focusing on the North American Consumer Retail Segment. He has been at Advent International since January 2010. Prior to joining Advent International, he was President and Chief Brand Officer for Dunkin Donuts Worldwide from 1995 through 2009. Mr. Kussell also serves as a member of the board of directors of Modell’s Sporting Goods, a national sporting goods retailer, and as a director of Bojangles’, Inc., and has served as an advisor of Bojangles’, Inc. since August 2011.

On February 24, 2016, Mr. Kussell notified the Board of his intention to resign from the Board, effective upon the election of a successor. Mr. Kussell has agreed to continue to serve as a director and to be nominated for election at the Annual Meeting. The Board has commenced a search to find a replacement director for Mr. Kussell. Mr. Kussell’s experience as the president of a retail food company with a well-known brand brings to the Board a deep understanding of the operational, governance and strategic matters involved in running a large scale corporation. Accordingly, until a suitable replacement director has been identified and duly elected and qualified, the Board believes it is in the best interest of the Corporation to nominate Mr. Kussell to continue to serve on the Board.

Richard F. Wallman has served as a director of the Corporation since July 2013 and as a director of ESH REIT since November 2013 and served as a non-voting member of the board of managers of Holdings and Strategies Holdings from May 2012 to November 2013. Mr. Wallman served as the Chief Financial Officer and Senior Vice President of Honeywell International, Inc., a provider of diversified industrial technology and manufacturing products, and its predecessor AlliedSignal, from March 1995 until his retirement in July 2003. Mr. Wallman has also served in senior financial positions with IBM and Chrysler Corporation. He also serves on the board of directors of Roper Industries, Inc., the board of directors and audit committee of Convergys Corporation, the board of directors and audit committee of Wright Medical Group N.V. and the board of directors of Charles River Laboratories International, Inc. Mr. Wallman previously served on the boards of directors of Ariba, Inc. and Dana Holding Corporation.

Mr. Wallman’s extensive financial background brings to the Board a significant understanding of the financial issues and risks that affect the Corporation. Mr. Wallman also serves on the boards of other diverse publicly held companies, which gives him a multi-industry perspective and exposure to developments and issues that impact the management and operations of a large scale corporation.

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Michael A. Barr has served as a director of the Corporation since November 2013 and served as a member of the board of managers of ESH REIT and Holdings from October 2010 to November 2013. Mr. Barr is a Partner at Paulson and serves as the Portfolio Manager for the Paulson Real Estate Funds, where he is responsible for all aspects of the real estate private equity business. Mr. Barr joined Paulson in 2008. From 2001 through 2008, Mr. Barr worked within the Lehman Brothers Real Estate Private Equity Group, serving most recently as a Managing Director of the firm and a principal of Lehman Brothers Real Estate Partners. Prior to joining Lehman Brothers, Mr. Barr served as a principal and a member of the Investment Committee of Westbrook Partners. He began his career in the Real Estate Investment Banking group at Merrill Lynch & Co. He also serves on the board of directors of William Lyons Homes, Inc.

Mr. Barr was appointed by Paulson to serve as a director of the Corporation. Mr. Barr’s extensive experience in real estate and investments brings to the Board a significant understanding of issues and risks that affect the Corporation.

William D. Rahm has served as a director of the Corporation since November 2013 and served as a member of the board of managers of ESH REIT and Holdings from October 2010 to November 2013. Mr. Rahm is a Senior Managing Director at Centerbridge, which he joined at its inception in 2006. He currently focuses on investments in the real estate, gaming and lodging sectors. Prior to joining Centerbridge, Mr. Rahm was a member of Blackstone’s Real Estate Private Equity group, where he completed investments in lodging businesses and real estate. He also serves as Chairman of the board of directors of Carefree Communities, Inc. and Great Wolf Resorts, Inc. and as a director of Brixmor Property Group, Inc.

Mr. Rahm was appointed by Centerbridge to serve as a director of the Corporation. Mr. Rahm’s extensive experience in real estate, lodging and investments brings to the Board a significant understanding of issues and risks that affect the Corporation.

William J. Stein has served as a director of the Corporation since March 2015. Mr. Stein is a Senior Managing Director and Global Head of Asset Management in Blackstone’s Real Estate Group. Since joining Blackstone in 1997, Mr. Stein has been involved in the direct asset management and asset management oversight of Blackstone’s global real estate investments. Before joining Blackstone, Mr. Stein was a Vice President at Heitman Real Estate Advisors and JMB Realty Corp. Mr. Stein also serves on the board of directors of Brixmor Property Group, Inc. and Hilton Worldwide Holdings, Inc. He previously served on the board of directors of La Quinta Holdings, Inc.

Mr. Stein was appointed by Blackstone to serve as a director of the Corporation. Mr. Stein’s extensive experience in real estate and investments brings to the Board a significant understanding of issues and risks that affect the Corporation.

Each of Messrs. Barr, Geoga, Rahm and Stein was recommended as a director nominee by the Sponsors, which own the majority of our outstanding equity, pursuant to the stockholders agreement. See “Certain Relationships and Related Party Transactions—Related Party Transactions—Stockholders Agreement” for a description of the terms of the agreement. Our Board has affirmatively determined that Messrs. Geoga, Kussell and Wallman are independent under the rules of the SEC and NYSE.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL SEVEN OF THE BOARD’S NOMINEES LISTED ON THE PROXY CARD.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance

We believe that good corporate governance helps to ensure that the Corporation is managed for the long-term benefits of our shareholders. We regularly review and consider our corporate governance policies and practices, the SEC’s corporate governance rules and regulations, and the corporate governance listing standards of the NYSE, the stock exchange on which our Paired Shares are traded.

We have adopted the Extended Stay America, Inc. Corporate Governance Guidelines (the “Corporate Governance Guidelines”), which provide a framework for the governance of the Corporation as a whole and describe the principles and practices that the Board follows in carrying out its responsibilities. The Corporate Governance Guidelines address, among other things:

•	the composition, structure and policies of the Board and its committees;

•	director qualification standards;

•	expectations and responsibilities of directors;

•	management succession planning;

•	the evaluation of Board performance; and

•	principles of Board compensation.

The Corporate Governance Guidelines further provide that the Board, acting through the Nominating and Corporate Governance Committee (as described below), conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively. In addition, the Corporate Governance Guidelines provide that each committee conduct a self-evaluation and compare its performance to the requirements of its charter. However, the Corporation may choose to forego annual evaluations of the Nominating and Corporate Governance Committee and the Compensation Committee pursuant to exemptions provided for “controlled companies” under the rules of the NYSE, as described further below.

The Corporate Governance Guidelines are posted on our website at www.extendedstayamerica.com. The Corporate Governance Guidelines are reviewed by the Nominating and Corporate Governance Committee from time to time to ensure that they effectively promote the best interests of both the Corporation and the Corporation’s shareholders and that they comply with all applicable laws, regulations and NYSE requirements.

Code of Business Conduct and Ethics

We have adopted the Extended Stay America, Inc. Code of Business Conduct and Ethics (the “Code of Business Conduct and Ethics”) that applies to the principal executive officer (our CEO), principal financial officer (our CFO), principal accounting officer (our CFO) and persons performing similar functions. A copy of the Code of Business Conduct and Ethics is posted on our website at www.extendedstayamerica.com. If we amend or waive provisions of the Code of Business Conduct and Ethics with respect to such officers, we intend to also disclose the same on our website.

Board of Directors and Director Independence

The Board has determined that we are a “controlled company” under the rules of the NYSE and, as a result, qualify for, and rely on, exemptions from certain corporate governance requirements of the NYSE. Pursuant to the “controlled company” exception to the Board and committee composition requirements, we are exempt from the rules that require that:

•	a majority of the Board consist of independent directors;

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•	the Corporation have a nominating/corporate governance committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

•	the Corporation have a compensation committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

The “controlled company” exception does not modify the independence requirements for the Audit Committee. Our Audit Committee is currently comprised entirely of independent directors.

The Board consists of seven directors. The current directors are listed under “Proposal 1—Proposal to Elect Directors” above. Our Amended and Restated Bylaws provide that directors are elected at the annual meeting of the shareholders and each director is elected to serve until his or her successor is duly elected or until his or her earlier death, resignation or removal. Our Board has affirmatively determined that Messrs. Geoga, Kussell and Wallman are independent under the rules of the SEC and NYSE.

Board Leadership Structure

We do not have a policy as to whether the role of the Chairperson of the Board and the Chief Executive Officer should be separate or combined. The Board may select its Chairperson and Chief Executive Officer in any way it considers to be in the best interests of the Corporation. At this time, we believe it is beneficial to separate the Chairperson and Chief Executive Officer in order to enhance the Chairperson’s oversight capability. Since the initial public offering, Mr. Lopez and his predecessor, Mr. James L. Donald, have served as our Chief Executive Officer and Mr. Geoga has served as Chairman of the Board. The Board believes this leadership structure, which separates the Chairperson and Chief Executive Officer roles, is appropriate at this time in light of the Sponsors’ ownership of approximately 63% of our outstanding equity. In particular, the Board believes that this leadership structure clarifies the individual roles and responsibilities of Mr. Lopez and Mr. Geoga and enhances accountability. The Board recognizes that there is no single, generally accepted approach to providing Board leadership and that the Board’s leadership structure may vary in the future as circumstances warrant.

Board Oversight of Risk Management

The Board oversees management’s day-to-day risk management activities and processes. While the full Board is responsible for risk oversight, the Board uses its committees, as appropriate, to monitor and address the risks that are within the scope of a particular committee’s expertise or charter. The Audit Committee assists the Board with oversight of our material financial risk exposures and our material financial statement and financial reporting risks. The Compensation Committee assists the Board with oversight of risks associated with our compensation policies and practices. The Nominating and Corporate Governance Committee assists the Board with oversight of risks associated with our governance. In each case, the Board or the applicable committee oversees the steps that management has taken to monitor and control such exposures.

The Chief Executive Officer’s membership on and collaboration with the Board allows him to gauge whether management is providing adequate information for the Board to understand the interrelationships of our various business and financial risks. He is available to the Board to address any questions regarding executive management’s ability to identify and mitigate risks and weigh them against potential rewards.

Director Selection Process

The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director nominees and recommending to the Board those candidates to be nominated for election to the Board, subject to the Sponsors’ right to nominate directors to the Board. See “Certain Relationships and Related Party Transactions—Related Party Transactions—Stockholders Agreement” for a description of the Sponsors’ right to nominate directors. The Nominating and Corporate Governance Committee considers all factors it deems

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appropriate, which may include (a) ensuring that the Board, as a whole, is appropriately diverse and consists of individuals with various and relevant career experience, relevant technical skills, relevant business or government acumen, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an “audit committee financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Corporation’s business and industry, independence of thought and an ability to work collegially. The Nominating and Corporate Governance Committee also may consider the extent to which a candidate would fill a present need on the Board. The Board monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Corporation’s business and structure. Shareholders may also nominate directors for election at the Corporation’s annual shareholders meeting by following the provisions set forth in the Corporation’s Amended and Restated Bylaws, whose qualifications the Nominating and Corporate Governance Committee will consider.

Meetings of the Board and Committees

During 2015, the Board held five meetings. All of the directors who served during 2015 attended at least 75% of the total meetings of the Board and each of the Board committees on which such director served during their respective tenure. Directors are expected to attend all Board meetings and all meetings of the committee or committees of the Board of which they are a member. Attendance by telephone or videoconference is deemed attendance at a meeting. Additionally, all director nominees are encouraged to attend the annual shareholders meeting. All of the directors who were then serving on the Board attended the 2015 annual shareholders meeting.

Pursuant to our Corporate Governance Guidelines, our Board currently plans to hold at least four meetings each year, with additional meetings to occur (or action to be taken by unanimous consent, either in writing or by electronic transmission) at the discretion of the Board.

Executive Sessions of Non-Management Directors

Pursuant to our Corporate Governance Guidelines, in order to ensure free and open discussion and communication among the non-management directors of the Board, the non-management directors meet in executive session at most Board meetings with no members of management present. Mr. Geoga serves as the Chairman of executive sessions. Independent directors meet at least once per year in a private session that excludes management and affiliated directors.

Communications with the Board

Any interested parties wishing to communicate with, or otherwise make his or her concerns known directly to the Board or Chairperson of any of the Audit, Compensation and Nominating and Corporate Governance Committees, or to the non-management or independent directors, may do so by addressing such communications or concerns to the General Counsel and Corporate Secretary of the Corporation, 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The General Counsel and Corporate Secretary or Chairman will forward such communications to the appropriate party as soon as practicable. Such communications may be done confidentially or anonymously.

Committees of the Board

The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, as described below. As a controlled company, in accordance with the applicable rules of the NYSE, we rely on exceptions that allow us to phase in compliance with the applicable committee independence standards. Each of the Audit Committee, Compensation Committee and Nominating and Corporate

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Governance Committee operates under a written charter approved by the Board, copies of which are available on our website at www.extendedstayamerica.com.

The following table shows the membership of each committee of our Board as of December 31, 2015, and the number of meetings held by each committee during 2015:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Douglas G. Geoga*	X	Chair
Michael A. Barr			X
William A. Kussell	X		Chair
William D. Rahm		X
William J. Stein			X
Richard F. Wallman	Chair	X
Number of 2015 Meetings	6	3	2

*	Mr. Geoga has served as the Chairman of the Board since November 12, 2013.

Audit Committee

The Audit Committee consists of Messrs. Geoga, Kussell and Wallman. Mr. Wallman is the Chairman of the Audit Committee. The Board has determined that Mr. Wallman qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and that each of Mr. Geoga, Mr. Kussell and Mr. Wallman is independent as independence is defined in Rule 10A-3 of the Exchange Act, and under the NYSE listing standards.

The principal duties and responsibilities of the Audit Committee are to oversee and monitor the following:

•	our financial reporting process and internal control system;

•	the integrity of our financial statements;

•	the independence, qualifications and performance of our independent auditor;

•	the performance of our internal audit function; and

•	our compliance with legal, ethical and regulatory matters.

Compensation Committee

The Compensation Committee consists of Messrs. Geoga, Rahm and Wallman. Mr. Geoga is the Chairman of the Compensation Committee.

The principal duties and responsibilities of the Compensation Committee are as follows:

•	to establish the general compensation philosophy and policy consistent with our strategic goals and shareholder interests;

•	to review, make recommendations to the Board, or approve where applicable, the compensation of our executives, including our Chief Executive Officer, including an evaluation of the level of compensation, use of equity-based compensation, setting of performance goals and objectives used to determine incentive compensation, and an evaluation of the executive’s performance in light of those established goals and objectives;

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•	to review and approve executive employment agreements, change in control agreements and other benefits paid to our executives and to administer our equity-based compensation, incentive and benefit plans for all plan participants;

•	to periodically review and make recommendations to the Board, or approve where applicable, any substantive changes to the director and executive incentive, compensation and benefit plans of the Corporation;

•	to review and make recommendations to the Board with respect to compensation disclosures and any shareholder proposals regarding executive compensation; and

•	to provide regular reports to the Board and take such other actions as are necessary and consistent with the governing law and the Corporation’s organizational documents.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Messrs. Barr, Kussell and Stein. Mr. Kussell is the Chairman of the Nominating and Corporate Governance Committee.

The principal duties and responsibilities of the Nominating and Corporate Governance Committee are as follows:

•	to establish criteria for Board and committee membership and recommend to the Board proposed nominees for election to the Board and for membership on committees of the Board;

•	to make recommendations regarding proposals submitted by our shareholders;

•	to make recommendations to the Board regarding Board governance matters and practices; and

•	to provide oversight regarding management succession planning.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of Messrs. Geoga, Rahm and Wallman. None of the members of our Compensation Committee has at any time been one of our executive officers or employees. During 2015, none of our executive officers served as a member of the board of directors or compensation committee of an entity that has an executive officer serving as a member of the Compensation Committee, and none of our executive officers served as a member of the compensation committee of an entity that has an executive officer serving as a director on the Board.

Stock Ownership Guidelines

To further align the interests of our executive officers and our shareholders, the Board has adopted stock ownership guidelines under which certain members of our management team and independent directors, after an initial phase-in period, will generally be required to maintain vested equity holdings with a value at least equal to, in the case of our Chief Executive Officer, five times his annual base salary, in the case of our Chief Financial Officer, Chief Marketing Officer and Chief Operating Officer, four times the executive’s base salary, in the case of our General Counsel and our executive vice presidents, three times the executive’s annual base salary, in the case of our senior vice presidents and vice presidents, one times the executive’s annual base salary and, in the case of independent directors, at least equal to three times the independent director’s annual cash compensation.

No Hedging Policy

The Corporation’s Securities Trading Disclosure Policy prohibits all directors, officers and employees of the Corporation from effecting hedging or similar monetization transactions with respect to Paired Shares.

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PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Deloitte also served as our independent registered accounting firm for fiscal year 2015. The services provided to us by Deloitte in fiscal year 2015 are described below under the heading “Independent Registered Public Accounting Firm’s Fees and Services.” Representatives of Deloitte will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

The Audit Committee is responsible for selecting the Corporation’s independent registered public accounting firm for 2016. Accordingly, shareholder approval is not required to appoint Deloitte as the Corporation’s independent registered public accounting firm. However, the Board believes that the submission of the Audit Committee’s selection to the shareholders for ratification is a matter of good corporate governance. If the Corporation’s shareholders do not ratify the selection of Deloitte as the Corporation’s independent registered public accounting firm, the Audit Committee will review its future selection of an independent registered public accounting firm. The Audit Committee may retain another independent registered public accounting firm at any time during the year if it concludes that such change would be in the best interest of the Corporation’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF EXTENDED STAY AMERICA, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES

The following is a description of the professional services performed and the fees billed by Deloitte for the years ended December 31, 2015 and 2014.

Type of Fees	Year Ended December 31, 2015	Year Ended December 31, 2014
Audit Fees(1)	$2,595,500	$2,979,435
Audit-Related Fees(2)	3,400	110,066
Tax Fees(3)	—	255,480
All Other Fees(4)	2,000	2,000

Total	$2,600,900	$3,346,981

(1)	Audit fees consist of fees for the audit of the annual financial statements included in our combined annual reports on Form 10-K, quarterly reviews of the financial statements included in our combined quarterly reports on Form 10-Q, accounting consultation and other attest services provided by Deloitte in connection with statutory and regulatory filings, including the registration statements on Form S-3 and Form S-1 filed in June 2015 and June 2014, respectively. Audit fees also include fees for services provided by Deloitte in connection with our secondary public offerings in August 2014 and November 2015, ESH REIT’s debt offering in May 2015 and our sale of hotel properties and related intellectual property in December 2015.
(2)	Audit-related fees consist primarily of fees for internal controls review and the audits required in connection with our benefit plans.
(3)	Tax fees are fees for tax compliance, tax advice and tax planning for entities required to file tax returns.
(4)	All other fees are fees for other permissible work performed by Deloitte that does not meet the above category descriptions, including Technical Library subscription fees.

The Audit Committee has considered whether the non-audit services provided by Deloitte were compatible with maintaining Deloitte’s independence and has determined that the nature and substance of the non-audit services did not impair the status of Deloitte as the Corporation’s independent registered public accounting firm.

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POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT RELATED SERVICES OF INDEPENDENT AUDITORS

The Audit Committee is responsible for the appointment, compensation, retention, oversight and termination of the Corporation’s independent registered public accounting firm. The Audit Committee has adopted a policy requiring that substantially all audit, audit-related and non-audit services provided by the independent auditor be pre-approved by the Audit Committee. Pre-approval is not necessary for certain minor non-audit services that (i) do not constitute more than 5% of the total amount of revenues paid by the Corporation to Deloitte during the fiscal year the non-audit services were provided and (ii) were not recognized by the Corporation to be non-audit services at the time of the engagement for such services. In the case of such minor non-audit services that are not pre-approved, the services must be promptly brought to the attention of the Audit Committee and approved prior to completion. The Audit Committee may delegate authority to one or more independent members of the committee to grant pre-approvals of audit and permitted non-audit services, provided that any such pre-approvals are presented to the full Audit Committee at its next scheduled meeting. During 2015, 100% of the non-audit services provided to us by Deloitte were pre-approved by the Audit Committee.

The Audit Committee has adopted a policy that prohibits our independent auditors from providing the following services:

•	bookkeeping or other services related to the accounting records or financial statements of the Corporation;

•	financial information systems design and implementation;

•	appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker or dealer, investment adviser or investment banking services;

•	legal services and expert services unrelated to the audit; and

•	any other service that the Public Company Accounting Oversight Board prohibits through regulation.

The Audit Committee’s pre-approval policy is in the Audit Committee Charter, which is available on our website at www.extendedstayamerica.com.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee is currently comprised of Messrs. Wallman, Geoga and Kussell, with Mr. Wallman serving as Chairman. The Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including maintaining an effective system of internal controls over financial reporting. The Audit Committee meets separately with management, the Company’s internal auditors and the independent registered public accounting firm. The Audit Committee operates under a written charter approved by the Board, a copy of which is available on our website at www.extendedstayamerica.com. The charter, among other things, provides that the Audit Committee has full authority to appoint, compensate, retain, oversee and terminate when appropriate, the independent auditor.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the section titled “Corporate Governance and Board Matters—Committees of the Board—Audit Committee,” the Audit Committee has done the following things:

•	reviewed and discussed the audited financial statements in the Corporation’s combined annual report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•	reviewed with Deloitte & Touche LLP (“Deloitte”), the Corporation’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and acceptability of the Corporation’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards;

•	received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, regarding Deloitte’s communications with the Audit Committee concerning independence;

•	discussed with Deloitte its independence from management and the Corporation and considered whether Deloitte could also provide non-audit services without compromising the firm’s independence;

•	discussed with Deloitte the matters required to be discussed by the standards of the Public Company Accounting Oversight Board, including Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, and SEC Rules and Regulations, including Rule 2-07, Communication with Audit Committees, of Regulation S-X; and

•	discussed with the Company’s internal auditors and Deloitte the overall scope and plans for their respective audits, and then met with the internal auditors and Deloitte, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the combined annual report on Form 10-K for the year ended December 31, 2015, for filing with the SEC. The Audit Committee also appointed Deloitte to serve as the Corporation’s independent registered public accounting firm for 2016.

This report has been furnished by the members of the Audit Committee of the Board:

Richard F. Wallman, Chairman

Douglas G. Geoga

William A. Kussell

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EXECUTIVE OFFICERS

The following table sets forth, as of April 7, 2016, the name and age of each executive officer of the Corporation, indicating all positions and offices with us currently held by such executive officer:

Name	Age	Position
Gerardo I. Lopez	56	President and Chief Executive Officer and Director
Jonathan S. Halkyard	51	Chief Financial Officer
Thomas Seddon	47	Chief Marketing Officer
Thomas J. Bardenett	52	Chief Operating Officer
John R. Dent	52	General Counsel and Corporate Secretary
Kevin A. Henry	48	Executive Vice President and Chief Human Resources Officer
Howard J. Weissman	47	Corporate Controller and Chief Accounting Officer

Set forth below are descriptions of the backgrounds of each of our executive officers who are not directors, as of April 7, 2016:

Jonathan S. Halkyard has served as Chief Financial Officer of the Corporation and ESH REIT since January 2015. He served as Interim Chief Financial Officer of the Corporation and ESH REIT from August 2014 to January 2015 and as Chief Operating Officer of the Corporation from November 2013 to January 2015 and served in the same position at HVM LLC (“HVM”), the predecessor of ESA Management, from September 2013 to November 2013. From July 2012 to September 2013, Mr. Halkyard served as Executive Vice President and Chief Financial Officer of NV Energy, Inc., a holding company providing energy services and products in Nevada, and its wholly-owned subsidiaries, Nevada Power Company and Sierra Pacific Power Company. From March 1999 to May 2012, Mr. Halkyard held various positions with Caesars Entertainment Corporation (formerly known as Harrah’s Entertainment, Inc.), including Vice President (2002 to 2005), Treasurer (2003 to 2010), Senior Vice President (2005 to 2010), Executive Vice President (2010 to 2012) and Chief Financial Officer (2006 to 2012). Mr. Halkyard currently serves on the board of directors and audit committee of Dave & Buster’s, Inc.

Thomas Seddon has served as Chief Marketing Officer of the Corporation since November 2013 and served in the same position at HVM from April 2012 to November 2013. From November 2007 to July 2011, Mr. Seddon served as Chief Marketing Officer of InterContinental Hotels Group PLC. Mr. Seddon also served as Chief Executive Officer of Subway Franchisee Advertising Fund Trust from December 2004 to April 2007. From November 1994 to December 2004, Mr. Seddon served in a variety of brand management, technology and pricing roles with InterContinental Hotels Group PLC, including Senior Vice President, Americas Brands and Senior Vice President, Strategic Services.

Thomas J. Bardenett has served as Chief Operating Officer of the Corporation since January 2015. From 1994 through January 2015, Mr. Bardenett held various positions at Crossroads Hospitality, the operations division of Interstate Hotels & Resorts. From 2005 through January 2015, Mr. Bardenett served as the Executive Vice President of Operations and President. Between 2002 and 2005, Mr. Bardenett served as the Senior Vice President of Sales and Marketing. Mr. Bardenett also served as a Regional Director of Sales and Regional Director of Operations between 1994 and 2002. Mr. Bardenett previously worked at the Hotels at Syracuse Square.

John R. Dent has served as General Counsel and Corporate Secretary of the Corporation and ESH REIT since January 2015. From 2000 to 2014, Mr. Dent held various positions at Hilton Worldwide, Inc. (f/k/a Hilton Hotels Corporation). From March 2012 through August 2014, Mr. Dent served as Senior Vice President and Deputy General Counsel. From 2009 to 2012, Mr. Dent served as Senior Vice President and Assistant General Counsel, Development. From November 2010 to June 2011, Mr. Dent served as Acting General Counsel. From 2001 to 2009, Mr. Dent served as Vice President and Senior Counsel, and from 2000 to 2001 served as Senior Counsel. From 1990 to 2000, Mr. Dent was in private practice.

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Kevin A. Henry has served as Executive Vice President and Chief Human Resources Officer of the Corporation since August 2014. From December 2010 to August 2014, Mr. Henry served as Senior Vice President and Chief Human Resources Officer of Snyder’s-Lance, Inc., a national snack food company. From January 2010 to December 2010, he served as Chief Human Resources Officer of Lance, Inc. Prior to that, Mr. Henry served in a variety of positions at Coca-Cola Bottling Co. Consolidated, a beverage manufacturer and distributor, including as Chief Human Resources Officer from 2007 to 2010 and Senior Vice President of Human Resources from 2001 to 2007.

Howard J. Weissman has served as Chief Accounting Officer of the Corporation and ESH REIT and Corporate Controller of ESH REIT since May 2015 and Corporate Controller of the Corporation since November 2013. He previously served as Corporate Controller at HVM from December 2011 to November 2013. From May 2009 to December 2011, Mr. Weissman worked at Campus Crest Communities, Inc., serving as Senior Vice President and Corporate Controller. From July 2007 through May 2009, Mr. Weissman was Controller and Chief Accounting Officer of EOP Operating Limited Partnership, LP, the private company successor to Equity Office Properties Trust, a commercial office real estate company owned by The Blackstone Group. From May 2003 through May 2007, Mr. Weissman served in a variety of positions with CarrAmerica Realty Corporation, a commercial office real estate company, including as Assistant Controller, Vice President of Shared Services and Controller.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Objectives and Design of the Corporation’s Compensation Program

The discussion that follows provides an overview of the Corporation’s executive compensation program for the 2015 fiscal year for the executive officers listed below (our “named executive officers”).

Name	Title
Gerardo I. Lopez	President and Chief Executive Officer
Jonathan S. Halkyard	Chief Financial Officer
Thomas J. Bardenett	Chief Operating Officer
Kevin A. Henry	Executive Vice President and Chief Human Resources Officer
Thomas Seddon	Chief Marketing Officer
James L. Donald	Former Chief Executive Officer

2015 Highlights

For fiscal year 2015, the Corporation’s compensation program has generally remained consistent with the compensation program that came into effect in connection with and following our initial public offering.

Prior to our initial public offering, certain of our named executive officers were party to employment agreements (the “Executive Agreements”) with HVM LLC (“HVM”), which Executive Agreements were assumed by ESA Management, LLC (“ESA Management”) in connection with the Pre-IPO Transactions. The Corporation has transitioned away from the use of executive agreements and, as part of this transition, the Compensation Committee adopted the Extended Stay America, Inc. Executive Severance Plan (the “Severance Plan”) in 2014 for the purpose of providing severance benefit protections to officers of the Corporation and its subsidiaries holding the corporate title of vice president and higher, including our named executive officers. The Severance Plan is described in further detail below under “—Potential Payments Upon Termination or Change in Control.”

The Executive Agreements generally provided for automatic renewal of the employment term for successive one-year periods following the expiration of the current term, unless ESA Management provided prior written notice to the executive of its intent not to renew the employment term. ESA Management provided notice to Messrs. Seddon and Donald of its intent not to renew the employment terms under their respective Executive Agreements on December 19, 2014 and November 21, 2014, respectively. The employment terms under the Executive Agreements for Messrs. Seddon and Donald expired on April 16, 2015 and February 20, 2015, respectively. The employment term under Mr. Halkyard’s amended and restated Executive Agreement expired by its terms on September 30, 2015.

In addition, in 2015, there were two changes to our executive management team. On January 5, 2015, Mr. Bardenett joined the Company as Chief Operating Officer. Effective as of August 24, 2015, Mr. Donald resigned from his positions as Chief Executive Officer of the Corporation and of ESH REIT and Mr. Lopez assumed both positions as of such date. Concurrently with his resignation, Mr. Donald agreed to serve as Senior Advisor through February 29, 2016 pursuant to the terms of a letter agreement which is described in greater detail in the section entitled “Executive Agreements.”

Philosophy and Objectives

The Corporation’s compensation philosophy is focused on the principle that the majority of the named executive officers’ compensation should be directly connected to the performance of the Company. In addition,

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in designing the executive compensation packages, the Corporation is conscious of, and took into consideration, the need to attract and maintain a pool of talented management personnel in order for the Company to effectively operate in a competitive marketplace.

The executive compensation program consists of multiple elements and has been designed with the following overarching objectives:

•	to attract, engage and retain a high-quality workforce that helps achieve immediate and longer-term success;

•	to motivate and inspire associate behavior that fosters a high-performing culture and is focused on delivering business objectives; and

•	to align the interests of the executives with the interests of our shareholders.

Setting Executive Compensation

Since the completion of our initial public offering, all decisions with respect to executive compensation have been made by the Compensation Committee. In 2014, the Compensation Committee engaged Pearl Meyer & Partners (“PM&P”) for the purpose of examining our executive compensation program as a whole in order to assess the program from an overall incentive and retention perspective and to provide recommendations with respect to changes in the program, including pay levels as compared to pay levels for executives of peer companies. PM&P continued to serve in this role throughout 2015.

For all of the named executive officers, cash compensation amounts have been set to provide a certain degree of financial security to the named executive officers at levels that are believed to be competitive for similar positions in the marketplace in which we compete for management talent. In addition, the short-term cash bonus program has been designed to meaningfully reward strong annual company performance, in order to motivate participants to strive for continued company growth and profitability. In fiscal year 2015, the compensation program continued to evolve to support the Corporation’s and ESH REIT’s long-range business goals and growth strategies.

With respect to each of our named executive officers, the compensation package in place for fiscal year 2015 was generally established in connection with the named executive officer’s commencement of employment with either HVM (in the case of Messrs. Halkyard, Seddon and Donald) or ESA Management (in the case of Messrs. Henry, Bardenett and Lopez), either as set forth in an Executive Agreement or as negotiated as part of the terms of employment at such time. Messrs. Seddon and Donald entered into Executive Agreements with HVM on April 16, 2012 and February 21, 2012, respectively. Mr. Halkyard was hired as HVM’s chief operating officer and entered into an Executive Agreement effective on September 30, 2013, which agreement was amended and restated in connection with his appointment from Interim Chief Financial Officer to Chief Financial Officer, effective as of January 5, 2015. The employment term under Mr. Halkyard’s amended and restated Executive Agreement expired on September 30, 2015. Messrs. Henry, Bardenett and Lopez are parties to letter agreements with ESA Management which set forth the material terms of their employment. For Messrs. Halkyard, Seddon and Donald, who had continued employment with ESA Management following the expiration of their Executive Agreements (for Mr. Halkyard, as amended and restated), the key terms of employment relating to compensation, short-term annual incentive compensation and ability to participate in generally available employee benefit plans generally remained consistent with the terms contained in the Executive Agreements (for Mr. Halkyard, as amended and restated). Following his transition into the role of Senior Advisor, Mr. Donald received compensation and benefits pursuant to the terms of his letter agreement as described in greater detail in the section entitled “Executive Agreements.”

In addition, Messrs. Seddon and Donald received a grant of profit units under HVM’s equity incentive plan (“Profit Units”) shortly following his commencement of employment (for Mr. Seddon) or on the effective date of his Executive Agreement (for Mr. Donald). In connection with the Pre-IPO Transactions, all Profit Units were

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converted into Paired Shares, which Paired Shares were subject to certain vesting conditions, holding requirements and/or restrictions on transfer, as described below in “Equity Incentive Awards.” Each of our named executive officers other than Messrs. Seddon and Donald received awards of restricted stock units in 2015 pursuant to the terms of their letter agreements (for Mr. Halkyard, his Executive Agreement).

Elements of Compensation

The amount or potential amount of compensation payable pursuant to any element of the compensation package is evaluated and considered in the context of each other element of compensation payable to the named executive officer.

The main elements of the named executive officers’ compensation during fiscal year 2015, and the rationale for each, are as follows:

Element	Rationale
Base salary	Base salary provides a predictable level of current income to provide the executive with a certain amount of stability and assists the Corporation in attracting and retaining qualified executives.

Performance-based annual incentive opportunity	The annual incentive program is designed to reward the employee’s participation in the Company’s achievement of critical, relatively short-term financial performance goals as well as achievement of individual objectives.

Long-term equity-based awards	The equity incentive program, consisting primarily of restricted stock units, is designed to attract, retain, incentivize and motivate employees, including the named executive officers, to promote the success of our businesses by providing the participating individuals with proprietary interests in the Corporation and ESH REIT and to align the participants’ interests with the interests of the shareholders.

Participation in general employee benefit programs	A standard package of employee benefits is maintained by ESA Management to provide employees, including the named executive officers, with retirement savings opportunities, medical coverage and other reasonable welfare benefits.

Base Salary

Base salary is considered together with the annual cash incentive opportunity as part of a cash compensation package. Generally, the Corporation believes that the base salary level should be aligned with the named executive officer’s position, duties and experience, be reasonable relative to the other named executive officers’ base salaries and be set at a level that is competitive as compared to salaries for similar positions within companies or markets from which we recruit talent.

The Compensation Committee reviews the compensation of each of the named executive officers in May of each year, including base salary, and makes recommendations with respect to changes based on performance.

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For fiscal year 2015, base salaries for the named executive officers were as follows: $1,000,000 for Mr. Lopez (prorated from August 24, 2015 through December 31, 2015); $566,500 for Mr. Halkyard; $566,500 for Mr. Seddon; $500,000 for Mr. Bardenett; $420,000 for Mr. Henry and $900,000 for Mr. Donald.

Cash Bonus Awards

Target Annual Incentive Awards

Each named executive officer is eligible to receive an annual incentive award to be determined based on the Company’s performance and individual performance. For the named executive officers, annual incentive awards for 2015 were determined pursuant to pre-determined goals as set forth in the Extended Stay America Incentive Plan for Senior Leadership (the “Incentive Plan”) pursuant to which participants are eligible to earn between 0% and 200% of annual base salary based on achievement of EBITDA goals (weighted at 100%). EBITDA goals for 2015 were set as follows: $588 million was the threshold; $607 million was the target; and $625 million was the maximum, with straight-line interpolation being applied for performance above threshold levels. For purposes of the annual incentive awards, “EBITDA” refers to Adjusted EBITDA of the Company. For purposes of the annual incentive awards, “EBITDA” refers to Adjusted EBITDA of the Company, as defined in our combined annual report on Form 10-K for the year ended December 31, 2015.

Each of our named executive officers was eligible to earn a target annual bonus equal to 100% of their annual base salary. Mr. Lopez was eligible to earn a target bonus of 100% of his annual base salary, prorated from August 24, 2015 through December 31, 2015, but in any event no less than $400,000 pursuant to the terms of his letter agreement. Following his transition to his role as Senior Advisor, Mr. Donald remained eligible to earn up to 100% of his annual base salary. For 2015, the Compensation Committee determined that the Company’s EBITDA targets were achieved as to 99.5% . Messrs. Halkyard, Seddon, Bardenett, Henry and Donald earned bonuses of $558,668, $563,668, $492,048, $417,900 and $895,500, respectively. Mr. Lopez was awarded a minimum target bonus of $400,000. The 2015 bonuses were paid in March 2016.

Equity Incentive Awards

As described above, Messrs. Donald and Seddon received a grant of Profit Units under HVM’s equity incentive plan, which Profit Units were converted into Paired Shares in connection with our initial public offering. The Profit Units were scheduled to vest 20% annually up to a maximum of 80% over four years, and would have fully vested upon a Change of Control Transaction (as defined in the Holdings limited liability company agreement). Pursuant to the terms of the Second Amended and Restated Restricted Paired Share Agreement (the “RPSA”), (i) the Profit Units that were subject to time-based vesting were converted into restricted Paired Shares that generally vest according to the same time-based vesting schedule that applied to such Profit Units, such that for each grant, 20% of the restricted Paired Shares subject to such grant continue to vest annually and (ii) the Profit Units that would have vested only upon a Change of Control Transaction became fully vested subject to a requirement of continued ownership through the date on which the holder’s restricted Paired Shares will vest in full (i.e., the fourth applicable annual vesting date). No new equity awards were granted in 2015 to Messrs. Donald and Seddon because the Compensation Committee determined that the existing Profit Units which were converted into Paired Shares provided the named executive officers with competitive levels of equity compensation and align the interests of the named executive officers with those of our shareholders. Pursuant to the terms of Mr. Donald’s letter agreement, following his transition to the role of Senior Advisor, Mr. Donald’s Paired Shares received in respect of Profit Units continued to vest through his departure date on February 29, 2016.

The Company maintains the Equity Incentive Plan, which was approved by our shareholders at the 2015 annual meeting of shareholders of the Corporation. The purpose of the Equity Incentive Plan is to assist the Company to attract, retain, incentivize and motivate officers and employees of, consultants to, and non-employee directors providing services to, the Corporation and its subsidiaries and affiliates and to promote the success of the Corporation’s business by providing such participating individuals with a proprietary interest in the performance of the Corporation and ESH REIT. The Corporation believes that this incentive program will cause

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participating officers, employees, consultants and non-employee directors to increase their interest in the welfare of the Corporation and ESH REIT and to align those interests with those of the stockholders of the Corporation and ESH REIT. The Equity Incentive Plan is administered by the Compensation Committee. Each of our named executive officers other than Messrs. Seddon and Donald have been awarded restricted stock units under the Equity Incentive Plan as described below.

On September 3, 2015, Mr. Lopez received (x) a grant of 100,000 service-based restricted stock units which will vest as to 33 1/3% on each of August 31, 2016, August 31, 2017 and August 31, 2018 (y) a grant of 500,000 performance-based restricted stock units with market vesting conditions which are eligible to vest as to a percentage between 0% and 150% based on achievement of an absolute total shareholder return target, which will vest on August 31, 2018.

On November 25, 2013, Mr. Halkyard received a grant of 198,972 service-based restricted stock units which vested as to 50% on September 30, 2014 and as to 50% on September 30, 2015. On March 3, 2014, Mr. Halkyard received a grant of 37,683 service-based restricted stock units which vested as to 25% on March 3, 2015 and March 3, 2016 and will vest as to 25% on each of March 3, 2017 and March 3, 2018. On March 16, 2015, Mr. Halkyard received a grant of 100,000 service-based restricted stock units which vested as to 50% on January 5, 2016 and will vest as to 50% on January 5, 2017. On May 21, 2015, Mr. Halkyard received (x) a grant of 11,100 service-based restricted stock units which vested as to 33 1/3% on March 12, 2016 and will vest as to 33 1/3% on each of March 12, 2017 and March 12, 2018, (y) a grant of 2,775 performance-based restricted stock units which vested on December 31, 2015 as to a percentage between 0% and 200% based upon achievement of an annual 2015 EBITDA target and (z) a grant of 8,325 performance-based restricted stock units with market vesting conditions which are eligible to vest as to a percentage between 0% and 150% based on achievement of a relative total shareholder return target, which will vest on December 31, 2018.

On August 18, 2014, Mr. Henry received a grant of 40,000 service-based restricted stock units which vested as to 33 1/3% on August 18, 2015 and will vest as to 33 1/3% on each of August 18, 2016 and August 18, 2017. On May 21, 2015, Mr. Henry received (x) a grant of 8,073 service-based restricted stock units which vested as to 33 1/3% on March 12, 2016, and will vest as to 33 1/3% on each of March 12, 2017 and March 12, 2018, (y) a grant of 2,018 performance-based restricted stock units which vested on December 31, 2015 as to a percentage between 0% and 200% based upon achievement of an annual 2015 EBITDA target and (z) a grant of 6,054 performance-based restricted stock units with market vesting conditions which are eligible to vest as to a percentage between 0% and 150% based on achievement of a relative total shareholder return target, which will vest on December 31, 2018.

On March 16, 2015, Mr. Bardenett received a grant of 104,876 service-based restricted stock units which vested as to 50% on January 5, 2016 and will vest as to 50% on January 5, 2017. On May 21, 2015, Mr. Bardenett received (x) a grant of 10,091 service-based restricted stock units which vested as to 33 1/3% on March 12, 2016 and will vest as to 33 1/3% on each of March 12, 2017 and March 12, 2018, (y) a grant of 2,522 performance-based restricted stock units which vested on December 31, 2015 as to a percentage between 0% and 200% based upon achievement of an annual 2015 EBITDA target and (z) a grant of 7,568 performance-based restricted stock units with market vesting conditions which are eligible to vest as to a percentage between 0% and 150% based on achievement of a relative total shareholder return target, which will vest on December 31, 2018.

Vested restricted stock units are generally settled in Paired Shares on March 15th (for Mr. Lopez, September 15th) following the applicable vesting date.

With respect to the performance-based restricted stock units granted to Messrs. Lopez, Halkyard, Henry and Bardenett based upon achievement of an annual 2015 EBITDA, the 2015 target was $607 million. For 2015, the Company’s targets were achieved as to 99.5%, and therefore the awards were vested 97.5%.

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Benefit Programs

The Corporation offers executive officers who reside and work in the United States, including the named executive officers, participation in health and welfare benefit programs in the same manner as other employees, including participation in ESA Management’s 401(k) Plan. Pursuant to the 401(k) Plan, executive officers are eligible to receive employer matching contributions, which vest over an employee’s initial five-year service period. Each of the named executive officers other than Mr. Donald participates in the 401(k) Plan. Messrs. Henry, Bardenett and Lopez began participating in the 401(k) Plan on March 1, 2015, August 1, 2015 and January 1, 2016, respectively.

Perquisites

We provide limited perquisites to our named executive officers when determined to be necessary and appropriate, including payment of certain relocation expenses for executives who were not located in Charlotte, North Carolina at the time of their hiring. During 2015, ESA Management reimbursed Mr. Lopez, Mr. Bardenett and Mr. Donald for reasonable transportation expenses incurred in connection with their commuting to Charlotte, North Carolina. Pursuant to the terms of his letter agreement, Mr. Lopez is entitled to a housing allowance of $3,000 per month and a related gross-up for such amount, which benefit shall be continued for so long as he continues to commute to Charlotte, North Carolina. Pursuant to the term of his letter agreement, Mr. Bardenett is entitled to a housing allowance of $2,000 per month and a related gross-up for such amount, which benefit shall be continued for so long as he continues to commute to Charlotte, North Carolina and a one-time reimbursement of up to $5,000 for furniture in his Charlotte, North Carolina residence.

Termination Arrangements

Each of the named executive officers is entitled to severance benefits as a participant under the Severance Plan. In addition, each of the named executive officers is entitled to benefits upon a Change in Control pursuant to their equity award agreements as described under “—Potential Payments Upon Termination or Change in Control.”

Reimbursement by ESH REIT

Certain of our named executive officers provide services to ESH REIT pursuant to the terms of a services agreement between ESA Management, the Corporation and ESH REIT (the “Services Agreement”). Pursuant to the Services Agreement, certain employees of ESA Management, including its executive officers, may provide services to ESH REIT, subject to ESH REIT’s reimbursement, at cost, for the amount of any direct or indirect expenses incurred by ESA Management in connection with the provision of the services of such personnel.

The Services Agreement provides that ESH REIT, the Corporation and ESA Management agree to allocate fairly and reasonably between them any overhead costs and expenses, including, without limitation, facility costs, which include costs for rental of space, legal and accounting expenses, telephone and fax costs, travel expenses, costs of technical and communication support, and shared administration and other similar office expenses. With respect to the compensation of our named executive officers who provide services to ESH REIT, ESH REIT reimburses ESA Management a pro rata portion of the personnel costs attributable to the named executive officers. Personnel costs include all compensation costs incurred by ESA Management or the Corporation in connection with the employment by ESA Management of our named executive officers, including, without limitation, salary, incentive compensation, any profit sharing and 401(k) plans, medical and other insurance, fringe benefits, and severance costs, employment taxes and other similar employment expenses, and all costs relating to awards under the Equity Incentive Plan. The allocation is expressed as a percentage of the named executive officer’s total working time, calculated based on the time dedicated by each of our named executive officers to ESH REIT. Such allocations shall be mutually determined by ESH REIT, the Corporation and ESA Management on a commercially reasonable basis and may be determined on a calendar year, calendar quarter or other period basis.

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For the 2015 fiscal year, ESH REIT, the Corporation and ESA Management determined that the amounts owed by ESH REIT to ESA Management in respect of services provided by our named executive officers to ESH REIT were as follows: (i) Mr. Lopez, $325,495, (ii) Mr. Halkyard, $1,063,730; and (iii) Mr. Donald, $759,981. Amounts reported in the Summary Compensation Table include the amount paid to each named executive officer by ESA Management and the Corporation in respect of 2015, and such amounts are not offset by the amounts reimbursed by ESH REIT.

Actions in 2016

Following a review of the overall executive compensation package of each of our named executive officers, the Compensation Committee determined that it was appropriate for each of our named executive officers other than Mr. Donald to receive grants of restricted stock units, which were approved by the Compensation Committee on February 24, 2016 pursuant to the Equity Incentive Plan.

Impact of Tax Consideration on Compensation

Section 162(m) of the Code limits the Corporation’s deduction for compensation paid to the named executive officers (with the exception of the chief financial officer) named in the Summary Compensation Table to $1 million during the tax year, subject to certain permitted exceptions. The Equity Incentive Plan has been structured so that awards of stock options, stock appreciation rights and certain performance awards may be granted in a manner that satisfies the exception under Section 162(m) of the Code for qualified “performance-based compensation,” and similarly, the Extended Stay America, Inc. Annual Incentive Plan has been structured so that annual performance-based incentive awards made thereunder would also satisfy the exception under Section 162(m). However, although the Compensation Committee will consider the impact of Section 162(m) of the Code in making its compensation decisions, it believes the tax deduction is only one of several relevant considerations in setting compensation. Accordingly, if it is deemed appropriate to provide compensation that does not constitute qualified performance-based compensation, the Compensation Committee may do so and, in such event, certain portions of compensation paid to the named executive officers may not be deductible for federal income tax purposes by reason of Section 162(m) of the Code.

Summary Compensation Table

The following table sets forth the portion of compensation paid to the named executive officers that is attributable to services performed during the fiscal years ended December 31, 2015, December 31, 2014 and December 31, 2013.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total($)
Gerardo I. Lopez,	2015	$356,164	(2)	$400,000	(3)	$4,449,000	—	$51,482	(4)	$5,256,646
President and Chief Executive Officer

Jonathan S. Halkyard,	2015	$560,714		—		$2,344,423	$558,668	$83,240	(5)	$3,547,045
Chief Financial	2014	$550,000		—		$949,988	$47,973	$197,035		$1,744,996
Officer	2013	$126,900		$1,525,400		$4,791,246	—	$11,668		$6,455,214

Thomas J. Bardenett,	2015	$500,000		$175,000	(6)	$2,397,627	$492,048	$79,105	(7)	$3,643,780
Chief Operating Officer

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Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total($)

Kevin A. Henry,	2015	$412,986		—	$318,116	$417,900	$5,446	(8)	$1,154,448
Executive Vice President &	2014	$149,041		$140,000	$925,600	$14,249	—		$1,228,890
Chief Human Resources Officer

Thomas Seddon,	2015	$560,714		—	—	$563,668	$6,111	(9)	$1,130,493
Chief Marketing Officer	2014	$550,000		—	—	$52,973	$6,423		$609,396
	2013	$521,115		—	—	$389,620	$33,498		$944,233

James L. Donald,	2015	$762,904	(10)	—	—	$895,500	$49,119	(11)	$1,707,523
Former Chief Executive	2014	$900,000		—	—	—	$34,103		$934,103
Officer	2013	$900,000		—	—	$450,000	$20,815		$1,370,815

(1)	The amounts included in the “Stock Awards” column represent the grant date fair value of the restricted stock units granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 14—Equity-Based Compensation to the audited consolidated and combined financial statements of Extended Stay America, Inc. included in the combined annual report on Form 10-K for the fiscal year ended December 31, 2015 of the Corporation and ESH REIT.
(2)	This amount represents the pro-rated amount of base salary earned commencing August 24, 2015, Mr. Lopez’s start date.
(3)	Pursuant to the terms of Mr. Lopez’s letter agreement entered into in connection with his commencement of employment on August 24, 2015, this amount represents the guaranteed minimum portion of his 2015 bonus payment under the Incentive Plan.
(4)	This amount includes (i) $21,903, which represents relocation costs incurred by Mr. Lopez in connection with his relocation to Charlotte, North Carolina, (ii) $20,922, which represents Mr. Lopez’s cost of living allowance, and (iii) $8,657, which represents the cost of travel to and from Charlotte, North Carolina.
(5)	This amount includes (i) $74,057, which represents distributions received in respect of Paired Shares received following settlement of Mr. Halkyard’s vested restricted stock units, (ii) $9,000, which represents matching contributions made to the 401(k) Plan on behalf of Mr. Halkyard and (iii) $183, which represents life insurance premiums paid by ESA Management on behalf of Mr. Halkyard.
(6)	This amount represents a sign-on bonus paid to Mr. Bardenett in connection with his commencement of employment on January 5, 2015.
(7)	This amount includes (i) $56,834, which represents Mr. Bardenett’s cost of living allowance and related gross-up amount (including a $5,000 reimbursement for furniture expenses), (ii) $20,271, which represents the cost of travel to and from Charlotte, North Carolina, (iii) $1,923, which represents matching contributions made to the 401(k) Plan on behalf of Mr. Bardenett and (iv) $77, which represents life insurance premiums paid by ESA Management on behalf of Mr. Bardenett.
(8)	This amount includes (i) $5,292, which represents matching contributions made to the 401(k) Plan on behalf of Mr. Henry and (ii) $154, which represents life insurance premiums paid by ESA Management on behalf of Mr. Henry.
(9)	This amount includes (i) $5,928, which represents matching contributions made to the 401(k) Plan on behalf of Mr. Seddon and (ii) $183, which represents life insurance premiums paid by ESA Management on behalf of Mr. Seddon.
(10)	This amount represents the pro-rated amount of base salary earned during 2015, taking into account Mr. Donald’s resignation as CEO and commencement as Senior Advisor.
(11)	This amount includes (i) $31,961, which represents Mr. Donald’s cost of living allowance and related gross-up amount, (ii) $16,975, which represents the cost of travel to and from Charlotte, North Carolina, and (iii) $183, which represents life insurance premiums paid by ESA Management on behalf of Mr. Donald.

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Grants of Plan-Based Awards

The following table summarizes the awards granted to each of the named executive officers during the fiscal year ended December 31, 2015. The estimated possible payouts of the non-equity incentive plan awards in 2015 and the performance measures used to calculate such awards are discussed above in the section entitled “Cash Bonus Awards.”

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Paired Shares of Stock or Units (#)		Grant Date Fair Value of Paired Shares of Stock or Units(2)
		Threshold ($) (1)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Gerardo I. Lopez	—	$400,000	$1,000,000	$2,000,000	—	—	—		—		—
	9/3/2015	—	—	—	—	—	—		100,000	(3)	$1,829,000
	9/3/2015	—	—	—	250,000	500,000	750,000	(4)	—		$2,620,000
Jonathan S. Halkyard	—	$0	$566,500	$1,133,000	—	—	—		—		—
	3/16/2015	—	—	—	—	—	—		100,000	(5)	$1,907,000
	5/21/2015	—	—	—	—	—	—		11,100	(6)	$211,677
	5/21/2015	—	—	—	1,388	2,775	5,550	(7)	—		$52,919
	5/21/2015	—	—	—	4,163	8,325	12,488	(8)	—		$172,827
Thomas J. Bardenett	—	$0	$500,000	$1,000,000	—	—	—		—		—
	3/16/2015	—	—	—	—	—	—		104,876	(5)	$1,999,985
	5/21/2015	—	—	—	—	—	—		10,091	(6)	$192,435
	5/21/2015	—	—	—	1,261	2,522	5,044	(7)	—		$48,095
	5/21/2015	—	—	—	3,784	7,568	11,352	(8)	—		$157,112
Kevin A. Henry	—	$0	$420,000	$840,000	—	—	—		—		—
	5/21/2015	—	—	—	—	—	—		8,073	(6)	$153,952
	5/21/2015	—	—	—	1,009	2,018	4,036	(7)	—		$38,483
	5/21/2015	—	—	—	3,027	6,054	9,081	(8)	—		$125,681
Thomas Seddon	—	$0	$566,500	$1,133,000	—	—	—		—		—
James L. Donald	—	$0	$900,000	$1,800,000	—	—	—		—		—

(1)	With respect to Mr. Lopez, the amount in this column represents the minimum amount payable for 2015 pursuant to the terms of his letter agreement.
(2)	The amounts included in this column represent the grant date fair value computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 14—Equity-Based Compensation to the audited consolidated and combined financial statements of Extended Stay America, Inc. included in the combined annual report on Form 10-K for the fiscal year ended December 31, 2015 of the Corporation and ESH REIT.
(3)	Represents Mr. Lopez’s grant of service-based restricted stock units made on September 3, 2015. Under the terms of the award agreement, one-third of Mr. Lopez’s restricted stock units are scheduled to vest on each of August 31, 2016, August 31, 2017, and August 31, 2018.
(4)	Represents Mr. Lopez’s grant of performance-based restricted stock units with market vesting conditions made on September 3, 2015. Under the terms of the award agreement, the restricted stock units vest on August 31, 2018, with the ability to earn Paired Shares in a range of 0% to 150% of the awarded number of restricted stock units based on linear interpolation of the absolute total shareholder return of a Paired Share.

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(5)	Represents grants of service-based restricted stock units made on March 16, 2015. Under the terms of the award agreements, one-half of the restricted stock units are scheduled to vest on each of January 5, 2016 and January 5, 2017.
(6)	Represents grants of service-based restricted stock units made on May 21, 2015. Under the terms of the award agreements, one-third of the restricted stock units are scheduled to vest on each of March 12, 2016, March 12, 2017, and March 12, 2018.
(7)	Represents grants of performance-based restricted stock units with annual EBITDA performance vesting conditions made on May 21, 2015. Under the terms of the award agreements, the restricted stock units vested on December 31, 2015, with the ability to earn Paired Shares in a range of 0% to 200% of the awarded number of restricted stock units based on linear interpolation of the achievement of an annual EBITDA performance target. For 2015, these awards vested as to 97.5%.
(8)	Represents grants of performance-based restricted stock units with market vesting conditions made on May 21, 2015. Under the terms of the award agreements, the restricted stock units are scheduled to vest on December 31, 2018, with the ability to earn Paired Shares in a range of 0% to 150% of the awarded number of restricted stock units based on linear interpolation of the total shareholder return of a Paired Share relative to the total shareholder return of other publicly traded lodging companies identified in the award agreements.

Executive Agreements

As described above, Messrs. Donald, Halkyard, and Seddon are or were party to Executive Agreements which were entered into prior to the completion of our initial public offering, which Executive Agreements set forth the terms of their employment. In connection with his appointment as Chief Financial Officer, Mr. Halkyard’s Executive Agreement was amended and restated as the Restated CFO Agreement, effective as of January 5, 2015. The employment term under the Restated CFO Agreement expired on September 30, 2015. Messrs. Lopez, Donald and Bardenett are parties to letter agreements, the terms of which are described below. Mr. Henry is not a party to an Executive Agreement.

As part of the Corporation’s transition away from the Executive Agreements, ESA Management provided notice of its intent not to renew the Executive Agreement for each of our named executive officers whose Executive Agreement provided for automatic renewal terms (other than Mr. Halkyard, whose Executive Agreement was amended and restated, expired on September 30, 2015). As a result, the employment terms under the Executive Agreements for Messrs. Seddon and Donald expired on April 16, 2015 and February 20, 2015, respectively. Following the termination of his respective Executive Agreement, each of Messrs. Halkyard, Seddon and Donald entered into a participation agreement under the Severance Plan, which entitles them to severance upon a qualifying termination. The respective terms of employment for Messrs. Halkyard, Seddon and Donald generally remained consistent with those terms contained in the Executive Agreements relating to compensation, short-term annual incentive compensation and ability to participate in generally available employee benefit plans, except as described below.

Pursuant to the terms of his Executive Agreement, in 2015, Mr. Donald was entitled to reimbursement of all documented, reasonable transportation expenses incurred in connection with his commute to Charlotte, North Carolina, as well as complimentary lodging at an Extended Stay America owned hotel, which he remained entitled to following the expiration of his Executive Agreement. Following the expiration of his Executive Agreement, Mr. Seddon is no longer entitled to reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with the executive’s relocation during the one year following a termination without Cause or for Good Reason (each as defined below under “—Potential Payments Upon Termination or Change in Control”) or upon expiration of the employment term.

Upon his resignation as Chief Executive Officer, Mr. Donald entered into a letter agreement under which he agreed to remain employed as Senior Advisor through February 29, 2016. Under the terms of his letter agreement, Mr. Donald was paid $320,548, representing his annual base salary of $900,000 prorated for the

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130 days from August 24 through December 31, 2015 and paid evenly over the 190 days from August 24, 2015 through February 29, 2016. Mr. Donald remained eligible for an annual incentive payment based on 2015 actual results as calculated under the Extended Stay America, Inc. Annual Incentive Plan. Pursuant to the Second Amended & Restated Restricted Paired Share Agreement, Mr. Donald’s outstanding and unvested 150,422 Paired Shares vested on February 21, 2016.

Pursuant to his Executive Agreement, in 2014, Mr. Halkyard was entitled to reimbursement of documented, reasonable relocation expenses incurred in connection with his relocation to Charlotte, North Carolina, as well as reimbursement of all documented, reasonable transportation expenses incurred in connection with his commute to Charlotte, North Carolina, and complimentary lodging at an Extended Stay America owned hotel prior to such relocation. On December 16, 2014, Mr. Halkyard entered into the Restated CFO Agreement, which became effective on January 5, 2015. The terms of the Restated CFO Agreement are generally consistent with the terms of his Executive Agreement, except as described herein. Pursuant to the terms of the Restated CFO Agreement, the automatic renewal term feature which had been in his Executive Agreement was eliminated and the employment term terminated on September 30, 2015. In addition, the Restated CFO Agreement eliminates Mr. Halkyard’s entitlement to (i) reimbursement of all documented, reasonable transportation expenses incurred in connection with his commute to Charlotte, North Carolina and (ii) complimentary lodging at an Extended Stay America owned hotel. Pursuant to the terms of the Restated CFO Agreement, Mr. Halkyard received a grant of 100,000 restricted stock units on March 16, 2015 which is scheduled to vest 50% on each anniversary of the date of grant, provided, that, in the event Mr. Halkyard is terminated by ESA Management without Cause or by Mr. Halkyard for Good Reason during the term of the Restated CFO Agreement, the restricted stock units will vest in full as of the date of such termination.

Each of our named executive officers is bound by perpetual confidentiality and non-disparagement restrictions pursuant to the terms of the Severance Plan. Participants in the Severance Plan are bound by non-solicitation and non-competition restrictions that extend for the one-year period following a termination by ESA Management without Cause or by the executive for Good Reason.

In addition, in 2015 each of the named executive officers was entitled to severance upon certain termination of employment events pursuant to the Severance Plan, provided, that, such entitlement for Mr. Donald ceased upon his entry into his letter agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of securities underlying the equity awards held by each of the named executive officers as of the fiscal year ended December 31, 2015.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Paired Shares, Units or Other Rights that Have Not Yet Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Paired Shares, Units or Other Rights that Have Not Yet Vested ($)(1)
Gerardo I. Lopez	100,000	(2)(3)	$1,590,000	250,000	(2)(4)	$3,975,000
Jonathan S. Halkyard	139,362	(5)(6)	$2,215,856	6,868	(5)(7)	$109,201
Thomas J. Bardenett	114,976	(5)(8)	$1,828,118	6,242	(5)(9)	$99,247
Kevin A. Henry	34,739	(5)(10)	$552,350	4,994	(5)(11)	$79,404
Thomas Seddon	45,127	(12)(13)	$717,519	—		$—
James L. Donald	150,422	(12)(14)	$2,391,710	—		$—

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(1)	As of December 31, 2015, the fair market value of a Paired Share was $15.90.
(2)	Mr. Lopez’s vested restricted stock units will be settled on the 15th day of September (or, in any year when the 15th day of September falls on a non-business day, the business day immediately prior to such date) immediately following the applicable vesting date.
(3)	100,000 of Mr. Lopez’s service-based restricted stock units are scheduled to vest as to 33 1/3% on each of August 31, 2016, August 31, 2017, and August 31, 2018.
(4)	For Mr. Lopez, the restricted stock units included in this column include restricted stock that may vest based on threshold performance of the vesting conditions described in the Grants of Plan-Based Awards Table.
(5)	Vested restricted stock units granted under the Equity Incentive Plan will be settled on the 15th day of March (or, in any year when the 15th day of March falls on a non-business day, the business day immediately prior to such date) next following the applicable vesting date.
(6)	Mr. Halkyard’s service-based restricted stock units are scheduled to vest as follows: (i) 50,000 on January 5, 2016, (ii) 9,420 on March 3, 2016, (iii) 3,700 on March 12, 2016, (iv) 50,000 on January 5, 2017, (v) 9,421 on March 3, 2017, (vi) 3,700 on March 12, 2017, (vii) 9,421 on March 3, 2018, and (viii) 3,700 on March 12, 2018. 99,486 of Mr. Halkyard’s restricted stock units, which vested on September 30, 2015, were settled on March 15, 2016. 50,000, 9,420 and 3,700 of Mr. Halkyard’s restricted stock units, which vested on January 5, 2016, March 3, 2016 and March 12, 2016, respectively, were settled on March 15, 2016. 9,420 of Mr. Halkyard’s restricted stock units, which vested on March 3, 2015, were settled on March 13, 2015.
(7)	For Mr. Halkyard, the restricted stock units included in this column include restricted stock that may vest based on threshold performance of the vesting conditions described in the Grants of Plan-Based Awards Table, except for 2,705 shares that actually vested at 97.5% based on 2015 performance and which were settled on March 15, 2016.
(8)	Mr. Bardenett’s service-based restricted stock units are scheduled to vest as follows: (i) 52,438 on January 5, 2016, (ii) 3,364 on March 12, 2016, (iii) 52,438 on January 5, 2017, (iv) 3,363 on March 12, 2017, and (v) 3,364 on March 12, 2018. 50,000 and 3,364 of Mr. Bardenett’s restricted stock units, which vested on January 5, 2016 and March 12, 2016, respectively, were settled on March 15, 2016.
(9)	For Mr. Bardenett, the restricted stock units included in this column include restricted stock that may vest based on threshold performance of the vesting conditions described in the Grants of Plan-Based Awards Table, except for 2,458 shares that actually vested at 97.5% based on 2015 performance and which were settled on March 15, 2016.
(10)	Mr. Henry’s service-based restricted stock units are scheduled to vest as follows: (i) 2,691 on March 12, 2016, (ii) 13,333 on August 18, 2016, (iii) 2,691 on March 12, 2017, (iv) 13,333 on August 18, 2017, and (v) 2,691 on March 12, 2018. 2,691 of Mr. Henry’s restricted stock units, which vested on March 12, 2016, were settled on March 15, 2016.13,334 of Mr. Henry’s restricted stock units, which vested on August 18, 2015, were settled on March 15, 2016.
(11)	For Mr. Henry, the restricted stock units included in this column include restricted stock that may vest based on threshold performance of the vesting conditions described in the Grants of Plan-Based Awards Table, except for 1,967 shares that actually vested at 97.5% based on 2015 performance and which were settled on March 15, 2016.
(12)	In connection with the Pre-IPO Transactions, all Profit Units that were outstanding immediately prior to November 12, 2013 were converted into Paired Shares with an equivalent value. Pursuant to the terms of the RPSA, the Paired Shares generally vest in accordance with the same time-based vesting schedule that applied to the Profit Units, except that (i) all Paired Shares received in respect of the Profit Units which were vested immediately prior to November 12, 2013 were generally received free and clear of restrictions and (ii) all Paired Shares received in respect of the Profit Units that were scheduled to vest only upon a Change of Control Transaction were deemed immediately vested and received free and clear of restrictions except that such Paired Shares are generally subject to a requirement of continued ownership with respect to such Paired Shares through the date on which all of the Paired Shares subject to continued time-vesting fully vest (i.e., through the fourth applicable annual vesting date that had applied to the Profit Units). In addition, all Paired Shares are subject to holding requirements set forth in the share ownership guidelines.
(13)	Pursuant to the terms of the RPSA, 45,127 Paired Shares are scheduled to vest on April 16, 2016.

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(14)	Pursuant to the terms of the RPSA, 150,422 Paired Shares vested on February 21, 2016.

Stock Vested or Settled

The following table summarizes the vested or settled Paired Shares acquired by each of the named executive officers during the fiscal year ended December 31, 2015.

	Stock Awards
	Number of Paired Shares Acquired on Vesting or Settlement (#)		Value Realized on Vesting or Settlement ($)
Gerardo I. Lopez	—		—
Jonathan S. Halkyard	108,907	(1)	$2,050,718
Thomas J. Bardenett	—		—
Kevin A. Henry	—		—
Thomas Seddon	45,126	(2)	$828,062
James L. Donald	150,421	(2)	$3,004,425

(1)	Represents Paired Shares received in settlement of vested restricted stock units granted under the Equity Incentive Plan.
(2)	Represents Paired Shares received in respect of Profit Units in connection with the completion of our initial public offering, which vest in accordance with the terms of the RPSA.

Potential Payments Upon Termination or Change in Control

The summary description and tables below describe the arrangements that were in effect for each of our named executive officers as of December 31, 2015. As of such date, (i) Messrs. Lopez, Seddon, Bardenett, Halkyard and Henry were subject to the terms of the Severance Plan, and (ii) Mr. Donald was subject to the terms of his letter agreement.

Severance Plan (Messrs. Lopez, Seddon, Bardenett, Halkyard and Henry)

The Severance Plan provides that in the event a participant is terminated without Cause or by the participant for Good Reason, the named executive officer shall be entitled to the following payments and benefits (collectively, the “Severance Plan Benefits”), subject to execution and delivery of a release of claims:

•	a cash payment equal to the sum of (A) 1.0 x annual base salary in effect immediately prior to the date of termination, and (B) 1.0 x target annual bonus for the year in which termination occurs, payable in a single lump sum within sixty (60) days following the date of termination (for Mr. Lopez, 1.5 x in both instances);

•	continued eligibility to participate in ESA Management’s group health plans pursuant to COBRA, provided, that, for 12 months following the date of termination, the participant shall be responsible for the payment of the portion of the costs associated with such health coverage continuation equal to the amount paid by an active employee for similar coverage and ESA Management shall pay the balance of the cost for such coverage, provided, further, that ESA Management’s obligation to pay such balance shall cease if the named executive officer becomes eligible to receive group health benefits under a program of a subsequent employer or otherwise; and

•	payment for executive outplacement services provided by a firm to be determined by ESA Management in its sole discretion for a period of six months following the date of termination.

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Letter Agreement (Mr. Donald)

Mr. Donald was not entitled to any severance payments following his resignation. The letter agreement did not entitle Mr. Donald to any payments or benefits other than a continuation of his salary and benefits and continued vesting in his Paired Shares received in respect of Profit Units through the term of the agreement. The value of the payments and benefits received by Mr. Donald through December 31, 2015 are included in the amounts reported in the Summary Compensation Table.

Equity Awards

Prior to the completion of our initial public offering, Mr. Seddon and Mr. Donald had been awarded grants of Profit Units. As noted herein, in connection with the Pre-IPO Transactions, the Profit Units were converted into Paired Shares that generally vest according to the same time-based vesting schedules that applied to the Profit Units, except that (i) any Paired Shares received in respect of vested Profit Units were generally received free and clear of restrictions and (ii) any Paired Shares received in respect of Profit Units that were scheduled to vest only upon a Change of Control Transaction were deemed immediately vested and received free and clear of restrictions except that such Paired Shares are generally subject to a requirement of continued ownership with respect to such Paired Shares through the date on which all of the Paired Shares subject to continued time-vesting fully vest (i.e., through the fourth applicable annual vesting date that had applied to the Profit Units). Any restricted Paired Shares will immediately vest upon a Change in Control, as defined below.

Upon a Change in Control, Mr. Lopez’s, Mr. Halkyard’s, Mr. Bardenett’s and Mr. Henry’s restricted stock units which are not vested as of the date of the Change in Control would vest immediately upon such Change in Control.

	Base Salary	Bonus Amount	Benefits Continuation(1)	Equity Acceleration(2)	Total
	Upon Termination by ESA Management without Cause or by the Executive for Good Reason
Gerardo I. Lopez	$1,500,000	$1,500,000	$7,182	—	$3,007,182
Jonathan S. Halkyard	$566,500	$566,500	$7,182	$795,000	$1,935,182
Thomas J. Bardenett	$500,000	$500,000	$7,182	—	$1,007,182
Kevin A. Henry	$420,000	$420,000	$6,810	—	$846,810
Thomas Seddon	$566,500	$566,500	$7,182	—	$1,140,182

	Upon Termination by ESA Management without Cause or by the Executive for Good Reason in connection with a Change in Control(3)
Gerardo I. Lopez	$1,500,000	$1,500,000	$7,182	$9,540,000	$12,547,182
Jonathan S. Halkyard	$566,500	$566,500	$7,182	$2,348,223	$3,488,405
Thomas J. Bardenett	$500,000	$500,000	$7,182	$1,948,307	$2,955,489
Kevin A. Henry	$420,000	$420,000	$6,810	$648,609	$1,495,419
Thomas Seddon	$566,500	$566,500	$7,182	$717,519	$1,857,701

(1)	Amounts in this column represent the value of the benefits continuation and executive outplacement services provided under the Severance Plan.
(2)	Amounts in this column represent the value of the acceleration of Paired Shares which were unvested and restricted stock units which were outstanding as of December 31, 2015. As of December 31, 2015, the fair market value of a Paired Share was $15.90.
(3)	The equity acceleration reflected in this section of the table occurs upon a Change in Control (assumed to occur on December 31, 2015), whether or not there is a termination of employment.

For purposes of the equity awards, the terms below are generally defined as follows:

•

“Change in Control” is defined in the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan and generally means the occurrence of any of the following events with respect to the Corporation: (a) any person (other than the Sponsors or any person in connection with a non-control transaction as defined below) acquires securities of the Corporation representing fifty percent or more

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of the combined voting power of the Corporation’s then outstanding voting securities; (b) a majority of the members of the board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the board of directors serving immediately prior to such appointment or election; (c) any merger, consolidation or reorganization, unless shareholders immediately before such merger, consolidation or reorganization continue to own at least a majority of the combined voting power of such surviving entity following the transaction; (d) a complete liquidation or dissolution; or (e) sale or disposition of all or substantially all of the assets. A “non-control transaction” generally includes any transaction in which (a) shareholders immediately before such transaction continue to own at least a majority of the combined voting power of such resulting entity following the transaction; (b) a majority of the members of the board of directors immediately before such transaction continue to constitute at least a majority of the board of the surviving entity following such transaction; or (c) with certain exceptions, no person other than a Sponsor or any person who had beneficial ownership of more than fifty percent of the combined voting power of the Corporation’s then outstanding voting securities immediately prior to such transaction has beneficial ownership of more than fifty percent of the combined voting power of the surviving entity’s outstanding voting securities immediately after such transaction.

For purposes of the Severance Plan and certain of Mr. Halkyard’s restricted stock units, the terms below are generally defined as provided below:

•	“Cause” means with respect to the termination of a participant by ESA Management, such participant’s (i) refusal or neglect to perform substantially his employment-related duties or services, (ii) personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) indictment for, conviction of or entering a plea of guilty or nolo contendere to a crime constituting a felony or his willful violation of any applicable law (other than a traffic violation or other offense or violation outside of the course of employment or services to the Company which does not adversely affect the Company or its reputation or the ability of the participant to perform his employment-related duties or services or to represent the Company), (iv) failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or (v) material breach of any written covenant or agreement with the Company not to disclose any information pertaining to the Company or not to compete or interfere with the Company.

•	“Good Reason” means any of the following, without the participant’s written consent: (a) a material diminution in a participant’s base salary; (b) a material diminution in a participant’s authority, duties or responsibilities; (c) a material change in the geographic location at which the participant must perform the services; or (d) any other action or inaction that constitutes a material breach by the service recipient of the agreement under which the participant provides services; provided, however, that a termination by the participant for any of the reasons listed in (a) through (d) above shall not constitute termination for Good Reason unless the participant shall first have delivered to ESA Management written notice setting forth with specificity the occurrence deemed to give rise to a right to terminate for Good Reason (which notice must be given no later than sixty (60) days after the initial occurrence of such event), and ESA Management fails to cure such event within thirty (30) days after receipt of this written notice. The participant’s employment must be terminated for Good Reason within one hundred twenty (120) days after the occurrence of an event of Good Reason. A resignation by the participant for Good Reason effectively constitutes an involuntary separation from service within the meaning of Section 409A of the Code and Treas. Reg. Section 1.409A-1(n)(2). Good Reason shall not include the participant’s death or disability.

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The Report of the Compensation Committee

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Douglas G. Geoga, Chairman

William D. Rahm

Richard F. Wallman

Director Compensation

Prior to the completion of our initial public offering, each of the non-voting managers of the board of managers of Holdings received a grant of Profit Units upon his appointment as a manager. The terms of the Profit Units are substantially similar to the terms of the Profit Units granted to the named executive officers, as described under “—Equity Incentive Awards.” As described herein, in connection with the Pre-IPO Transactions, all Profit Units that were outstanding immediately prior to November 12, 2013 were converted into Paired Shares with an equivalent value. Pursuant to the terms of the RPSA, the Paired Shares vest in accordance with the same time-based vesting schedule that applied to the Profit Units, except that (i) all Paired Shares received in respect of Profit Units which were vested immediately prior to November 12, 2013 were generally received free and clear of restrictions and (ii) all Paired Shares received in respect of the Profit Units that were scheduled to vest only upon a Change of Control Transaction were deemed immediately vested and received free and clear of restrictions except that such Paired Shares are generally subject to a requirement of continued ownership with respect to such Paired Shares through the date on which all of the Paired Shares subject to continued time-vesting fully vest (i.e., through the fourth applicable annual vesting date that had applied to the Profit Units). In addition, all Paired Shares are subject to holding requirements set forth in the applicable share ownership guidelines.

Following the completion of our initial public offering, the Compensation Committee adopted the Corporation’s director compensation program which provides that each of the independent directors receives an annual cash retainer of $65,000. Mr. Geoga received an additional $25,000 for serving as Chairman of the Board, and Messrs. Kussell and Wallman received an additional $6,500 and $15,000, respectively, in consideration of their serving as Nominating and Corporate Governance Committee Chair and Audit Committee Chair, respectively. The director compensation program also provides that each of the independent directors will receive an annual equity retainer with a value of $100,000. Mr. Geoga did not receive an equity award in 2015 because he was believed to be sufficiently compensated for his services as a director through his prior equity grant.

The table below sets forth the portion of the compensation paid to the members of the Board that is attributable to services performed during the fiscal year ended December 31, 2015.

Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)		All Other Compensation ($)	Total ($)
Douglas G. Geoga,	$90,000	—		—	$90,000
Chairman of the Board

William A. Kussell,	$71,500	$99,391	(2)	—	$170,891
Director

Richard F. Wallman,	$80,000	$99,391	(3)	—	$179,391
Director

William J. Stein,	—	—		—	—
Director(4)

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Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)

Michael A. Barr,	—	—	—	—
Director(4)

William D. Rahm,	—	—	—	—
Director(4)

(1)	The amounts included in the “Stock Awards” column represent the grant date fair value of the restricted stock units granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 14—Equity-Based Compensation to the audited consolidated and combined financial statements of Extended Stay America, Inc. included in the combined annual report on Form 10-K for the fiscal year ended December 31, 2015 of the Corporation and ESH REIT.
(2)	On June 5, 2015, Mr. Kussell was granted 5,035 restricted stock units. These restricted stock units are scheduled to vest annually over a three-year period such that one-third of the restricted stock units will vest on each of June 5, 2016, June 5, 2017 and June 5, 2018. Vested restricted stock units will be settled in Paired Shares on March 15th next following the applicable vesting date.
(3)	On June 5, 2015, Mr. Wallman was granted 5,035 restricted stock units. These restricted stock units are scheduled to vest annually over a three-year period such that one-third of the restricted stock units will vest on each of June 5, 2016, June 5, 2017 and June 5, 2018. Vested restricted stock units will be settled in Paired Shares on March 15th next following the applicable vesting date. In addition, as of December 31, 2015 Mr. Wallman held 6,014 Paired Shares received in respect of his Profit Units converted in connection with the Pre-IPO Transactions that are expected to vest on May 22, 2016.
(4)	Mr. Stein, Mr. Barr and Mr. Rahm did not receive any compensation for services rendered during 2015 as directors of the Corporation.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2015 with respect to the Paired Shares that may be issued under our existing equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	1,323,349	(1)	—	6,050,035	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	1,323,349	(1)	—	6,050,035	(2)

(1)	Includes 1,323,349 Paired Shares underlying restricted stock unit awards made under the amended and restated Extended Stay America, Inc. Long-Term Incentive Plan, assuming, as applicable, 100% vesting based on achievement of performance conditions.
(2)	This number represents the aggregate number of securities available for future issuance under the amended and restated Extended Stay America, Inc. Long-Term Incentive Plan and the amended and restated ESH Hospitality, Inc. Long-Term Incentive Plan.

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STOCK

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Corporation and ESH REIT shares of capital stock as of April 7, 2016 by:

•	each of the directors of the Corporation;

•	each of the named executive officers of the Corporation;

•	each shareholder known to us to own beneficially more than 5% of the outstanding shares of the Corporation and ESH REIT shares of capital stock; and

•	all of the executive officers and directors of the Corporation as a group.

Percentage of class beneficially owned is based on 202,633,795 Paired Shares, 250,493,583 shares of Class A common stock of ESH REIT and 21,202 shares of Corporation voting preferred stock outstanding as of April 7, 2016.

No individual entity owns, actually or constructively, more than 9.8% of the Paired Shares, as provided in the respective charters of the Corporation and ESH REIT.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Unless indicated below, to our knowledge, the persons and entities that the table names have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Paired Shares issuable upon the settlement of restricted stock units occurring within 60 days of the date of this Proxy Statement are deemed to be outstanding and to be beneficially owned by the person holding the restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the business address for each of our beneficial owners is c/o Extended Stay America, Inc., 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277:

	CORPORATION				ESH REIT†
	Shares of Common Stock Beneficially Owned		Shares of Voting Preferred Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Total Shares of Common Stock Beneficially Owned		Paired Shares Beneficially Owned
Name and Address	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent
Investment funds affiliated with Centerbridge Partners, L.P.(1)	42,661,591	21.1%	7,035	33.2%	42,661,591	21.1%	42,661,591	9.4%	42,661,591	21.1%
c/o Centerbridge Partners, L.P. 375 Park Avenue, 12th Fl., New York, New York 10152
Investment funds and accounts affiliated with Paulson & Co. Inc.(2)	42,661,591	21.1%	7,036	33.2%	42,661,591	21.1%	42,661,591	9.4%	42,661,591	21.1%
c/o Paulson & Co. Inc. 1251 Avenue of the Americas, New York, New York 10020
Partnerships affiliated with The Blackstone Group, L.P.(3)	42,637,206	21.0%	7,034	33.2%	42,637,206	21.0%	42,637,206	9.4%	42,637,206	21.0%
c/o The Blackstone Group, L.P. 345 Park Avenue, New York, New York 10154
Gerardo I. Lopez	—	—	—	—	—	—	—	—	—	—
Jonathan S. Halkyard	154,759	*	—	—	154,759	*	154,759	*	154,759	*
Thomas J. Bardenett	35,214	*	—	—	35,214	*	35,214	*	35,214	*
Kevin A. Henry	12,017	*	—	—	12,017	*	12,017	*	12,017	*
Thomas Seddon(4)	264,455	*	—	—	264,455	*	264,455	*	264,455	*
James L. Donald(5)	762,430	*	2	*	762,430	*	762,430	*	762,430	*

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	CORPORATION				ESH REIT†
	Shares of Common Stock Beneficially Owned		Shares of Voting Preferred Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Total Shares of Common Stock Beneficially Owned		Paired Shares Beneficially Owned
Name and Address	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent
Douglas G. Geoga(6)	453,276	*	7	*	453,276	*	453,276	*	453,276	*
William A. Kussell	44,863	*	3	*	44,863	*	44,863	*	44,863	*
Richard F. Wallman(7)	230,728	*	20	*	230,728	*	230,728	*	230,728	*
Michael A. Barr(8)	—	—	—	—	—	—	—	—	—	—
William D. Rahm(9)	—	—	—	—	—	—	—	—	—	—
William J. Stein(10)	—	—	—	—	—	—	—	—	—	—
All directors, director nominees and executive officers of the Corporation, as a group (13 persons)(11)	1,218,254	*	30	*	1,218,254	*	1,218,254	*	1,218,254	*

†	100% of the Class A common stock of ESH REIT or 250,493,583 shares of Class A common stock is held by the Corporation.
*	Less than 1%.
(1)	Reflects 8,035,311 Paired Shares and 1,325 shares of voting preferred stock held directly by Centerbridge Credit Partners, L.P., 9,846,250 Paired Shares and 1,624 shares of voting preferred stock held directly by Centerbridge Credit Partners TE Intermediate I, L.P., 3,449,235 Paired Shares and 569 shares of voting preferred stock held directly by Centerbridge Credit Partners Offshore Intermediate III, L.P., 10,288,029 Paired Shares and 1,696 shares of voting preferred stock held directly by Centerbridge Capital Partners AIV VI-A, L.P., 10,284,194 Paired Shares and 1,696 shares of voting preferred stock held directly by Centerbridge Capital Partners AIV VI-B, L.P., 688,878 Paired Shares and 114 shares of voting preferred stock held directly by Centerbridge Capital Partners Strategic AIV I, L.P. and 69,694 Paired Shares and 11 shares of voting preferred stock held directly by Centerbridge Capital Partners SBS, L.P.

Centerbridge Credit Partners General Partner, L.P. is the general partner of Centerbridge Credit Partners, L.P. and Centerbridge Credit Partners TE Intermediate I, L.P. Centerbridge Credit Partners Offshore General Partner, L.P. is the general partner of Centerbridge Credit Partners Offshore Intermediate III, L.P. Centerbridge Credit Cayman GP Ltd. is the general partner of Centerbridge Credit Partners General Partner, L.P. and Centerbridge Credit Partners Offshore General Partner, L.P. Centerbridge Associates, L.P. is the general partner of Centerbridge Capital Partners AIV VI-A, L.P., Centerbridge Capital Partners AIV VI-B, L.P. and Centerbridge Capital Partners Strategic AIV I, L.P. Centerbridge Cayman GP Ltd. is the general partner of Centerbridge Associates, L.P. CCP SBS GP, LLC is the general partner of Centerbridge Capital Partners SBS, L.P. Jeffrey H. Aronson and Mark T. Gallogly, the managing members of CCP SBS GP, LLC and the directors of Centerbridge Credit Cayman GP Ltd. and Centerbridge Cayman GP Ltd., share the power to vote and invest the Paired Shares and shares of voting preferred stock held by Centerbridge Credit Partners, L.P., Centerbridge Credit Partners TE Intermediate I, L.P., Centerbridge Credit Partners Offshore Intermediate III, L.P., Centerbridge Capital Partners AIV VI-A, L.P., Centerbridge Capital Partners AIV VI-B, L.P., Centerbridge Capital Partners Strategic AIV I, L.P. and Centerbridge Capital Partners SBS, L.P. Each of Messrs. Aronson and Gallogly disclaims beneficial ownership of such securities.

(2)	Paulson & Co. Inc. (“Paulson”), an investment advisor that is registered under the Investment Advisors Act of 1940, and its affiliates furnish investment advice to and manage onshore and offshore investments funds and separate managed accounts (such investment funds and accounts, the “Funds”). In its role as investment advisor or manager of the Funds, Paulson possesses voting and/or investment power over the Paired Shares and shares of voting preferred stock owned by the Funds. All Paired Shares and shares of voting preferred stock are owned by the Funds. Paulson disclaims beneficial ownership of such securities.

(3)	Reflects Paired Shares and shares of voting preferred stock held by the partnerships affiliated with The Blackstone Group, L.P. (the “Partnerships”) as follows: 7,816,515 Paired Shares and 1,290 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.A-ESH L.P., 7,920,081 Paired Shares and 1,307 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.B-ESH L.P., 2,641,498 Paired Shares and 436 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.C-ESH L.P., 53,273 Paired Shares and 9 shares of voting preferred stock directly held by Blackstone Real Estate Partners (AIV) VI-ESH L.P., 5,022,558 Paired Shares and 829 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.TE.1-ESH L.P., 10,796,920 Paired Shares and 1,783 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.TE.2-ESH L.P., 8,239,971 Paired Shares directly held by Blackstone Real Estate Partners VI.F-ESH L.P., 1,359 shares of voting preferred stock held directly by Blackstone Real Estate Partners VI.G-ESH L.P. and 129,914 Paired Shares and 21 shares of voting preferred stock directly held by Blackstone Real Estate Holdings VI L.P.

The general partner of each of Blackstone Real Estate Partners VI.A-ESH L.P., Blackstone Real Estate Partners VI.B-ESH L.P., Blackstone Real Estate Partners VI.C-ESH L.P., Blackstone Real Estate Partners (AIV) VI-ESH L.P., Blackstone Real Estate Partners VI.TE.1-ESH L.P., Blackstone Real Estate Partners VI.TE.2-ESH L.P., Blackstone Real Estate Partners VI.F-ESH L.P. and Blackstone Real Estate Partners VI.G-ESH L.P. is Blackstone Real Estate Associates VI-ESH L.P. The general partner of Blackstone Real Estate Holdings VI L.P. is BREP VI Side-by-Side GP L.L.C. The general partner of Blackstone Real Estate Associates VI-ESH L.P. is BREA VI-ESH L.L.C. The managing member of BREA VI-ESH L.L.C. and sole member of BREP VI Side-by-Side GP L.L.C. is Blackstone Holdings III L.P. The general partner of Blackstone Holdings III L.P. is Blackstone Holdings III GP L.P. The general partner of Blackstone Holdings III GP L.P. is Blackstone Holdings III GP Management L.L.C. The sole member of Blackstone Holdings III GP Management L.L.C. is The Blackstone Group L.P. The general partner of The Blackstone Group L.P. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman. Amounts beneficially owned also reflect 16,476 Paired Shares directly held by a foundation over which Mr. Schwarzman may be deemed to have investment and voting power. Each of such Blackstone entities (other than the Partnerships to the extent of their direct holdings) and Mr. Schwarzman may be deemed to beneficially own the Paired Shares and shares of voting preferred stock beneficially owned by the Partnerships directly or indirectly controlled by it or him, but each disclaims beneficial ownership of such securities.

(4)	Includes 45,126 restricted Paired Shares owned by Mr. Seddon.

(5)	Mr. Donald resigned from his position as Chief Executive Officer of the Corporation and ESH REIT effective as of August 24, 2015.

(6)

Mr. Geoga owns 353,276 Paired Shares and 7 shares of voting preferred stock through the Douglas Geoga Family Dynasty Trust. Michelle J. Geoga and Michael E. Dowdle, as the co-trustees of the Douglas Geoga Family Dynasty Trust, share the power to vote and

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invest the Paired Shares and shares of voting preferred stock, but each disclaims beneficial ownership of such securities. Mr. Geoga may be deemed to beneficially own the securities but disclaims beneficial ownership of such securities.

(7)	Includes 6,014 restricted Paired Shares owned by Mr. Wallman. Mr. Wallman owns 80,005 Paired Shares through the Richard F. Wallman IRA, 13,800 Paired Shares through the Amy Wallman IRA, 9,800 Paired Shares through the Richard F. Wallman SEP and 18,200 Paired Shares through the Amy Wallman SEP.

(8)	Mr. Barr owns no Paired Shares or shares of voting preferred stock directly. Mr. Barr is an employee of Paulson, but disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the investment funds affiliated with Paulson. See Note (2) above. The address for Mr. Barr is c/o Paulson & Co. Inc., 1251 Avenue of the Americas, New York, New York 10020.

(9)	Mr. Rahm owns no Paired Shares or shares of voting preferred stock directly. Mr. Rahm is an employee of Centerbridge, but disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the investment funds affiliated with Centerbridge. See Note (1) above. The address for Mr. Rahm is c/o Centerbridge Partners, L.P., 375 Park Avenue, New York, New York 10152.

(10)	Mr. Stein owns no Paired Shares or shares of voting preferred stock directly. Mr. Stein is an employee of Blackstone, but disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the partnerships affiliated with Blackstone. See Note (3) above. The address for Mr. Stein is c/o The Blackstone Group L.P., 345 Park Avenue, New York, New York 10154.

(11)	Includes 45,126 restricted Paired Shares owned by Mr. Seddon and 6,014 restricted Paired Shares owned by Mr. Wallman.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and each person who owns more than 10% of our outstanding Corporation common stock, to file reports of their stock ownership and changes in their ownership of our Corporation common stock with the SEC and the NYSE. These same people must also furnish us with copies of these reports and representations made to us that no other reports were required. We have performed a general review of such reports and amendments thereto filed in 2015. Based solely on our review of the copies of such reports furnished to us or such representations, as appropriate, to our knowledge all of our executive officers and directors, and other persons who owned more than 10% of our outstanding Corporation common stock, fully complied with the reporting requirements of Section 16(a) during 2015.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

Our Board has adopted a Related Party Transaction Policy, which is designed to monitor and ensure the proper review, approval, ratification and disclosure of related party transactions involving us. This policy applies to any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect material interest. The Audit Committee of the Board must review, approve and ratify a related party transaction if such transaction is consistent with the Related Party Transaction Policy and is on terms, taken as a whole, which the Audit Committee believes are no less favorable to the Corporation than could be obtained in an arm’s-length transaction with an unrelated third party, unless the Audit Committee otherwise determines that the transaction is not in the best interests of the Corporation. Any related party transaction or modification of such transaction which the Board has approved or ratified by the affirmative vote of a majority of directors, who do not have a direct or indirect material interest in such transaction, does not need to be approved or ratified by the Audit Committee. In addition, related party transactions involving compensation will be approved by the Compensation Committee in lieu of the Audit Committee.

Related Party Transactions

This section describes related party transactions between us and our directors, executive officers and 5% shareholders and their immediate family members that have occurred during the fiscal year ended December 31, 2015. Please also see “Certain Relationships and Related Party Transactions—Related Party Transactions” in ESH REIT’s Proxy Statement for a description of the related party transactions between us and ESH REIT that have occurred during the fiscal year ended December 31, 2015, which information is incorporated by reference herein.

Preferred Stock

Investment funds of Centerbridge, Paulson and Blackstone held 21,105 shares of the Corporation’s voting preferred stock as of December 31, 2015.

Stockholders Agreement

In connection with the initial public offering, the Corporation and ESH REIT entered into a stockholders agreement with the Sponsors. The following description of the terms of the stockholders agreement is qualified in its entirety by reference to the stockholders agreement filed as Exhibit 4.1 to our current report on Form 8-K filed on November 18, 2013.

Representation. Each Sponsor has the right to nominate one director to the Boards for so long as such Sponsor owns at least 5% of the outstanding Paired Shares. The Sponsors have the right to designate the members of the Audit Committees, Compensation Committees and Nominating and Corporate Governance Committees (or committees similar to any of the foregoing). The Sponsors also entered into a voting agreement obligating each Sponsor to vote for the other Sponsors’ nominees to the Boards. The Sponsors have the right to jointly nominate a sufficient number of additional directors to establish majority control of the Boards. The Sponsors’ right to jointly nominate such directors falls away if the Sponsors’ ownership falls below 50% of the outstanding Paired Shares, not counting any of the Paired Shares of any Sponsor that holds less than 5% of the outstanding Paired Shares.

Governance Rights. For so long as the Sponsors hold at least 40% of the outstanding Paired Shares, the following matters may not be carried out by the Corporation or ESH REIT without the prior written consent of a majority of the Paired Shares held by the Sponsors at the time of such consent:

•	increasing or decreasing the size of the Boards;

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•	establishing committees of the Boards;

•	any amendment of the charters to remove the provision providing that the Corporation and ESH REIT have no expectation or entitlement with regard to corporate opportunities that come to designated directors of the Sponsors;

•	any determination to unpair the Paired Shares; or

•	any decision not to seek to continue to qualify ESH REIT as a REIT.

Each Sponsor individually loses its consent rights if its ownership falls below 5% of the outstanding Paired Shares, but consent rights remain for the other Sponsors so long as the Sponsors’ collective ownership is at least 40% of the outstanding Paired Shares, not counting any of the Paired Shares of any Sponsor that holds less than 5% of the outstanding Paired Shares.

Information Rights. The Sponsors have the right to review the books and records of the Corporation and ESH REIT and their subsidiaries and to discuss the affairs, finances and condition of the Corporation and ESH REIT and their subsidiaries with their respective officers. Any information provided to a Sponsor’s board designee may be shared with members of that Sponsor’s organization.

Corporate Opportunities. The Sponsors and any Sponsor board designee who is not employed by the Corporation or ESH REIT has the right to engage in and possess any interest in other business opportunities of any nature or description, independently or with others, similar or dissimilar to, or that competes with, the investments or business of the Corporation or ESH REIT and is not obligated to present any particular investment or business opportunity to the Corporation or ESH REIT.

Registration Rights Agreement

In connection with the initial public offering, the Corporation and ESH REIT entered into a registration rights agreement with the Sponsors. Subject to certain limitations and conditions, this agreement provides the Sponsors a specified number, and in the case of short-form registrations, an unlimited number, of “demand” registrations and customary “piggyback” registration rights. The registration rights agreement also provides that the Corporation and ESH REIT will pay all expenses relating to such registrations and indemnify the Sponsor against certain liabilities which may arise under the Securities Act.

Other

From time to time, we have done, and in the future may do, business with a number of other companies affiliated with Centerbridge, Paulson and/or Blackstone. We believe that all such arrangements have been entered into in the ordinary course of business and have been conducted on an arm’s-length basis.

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OTHER MATTERS

Incorporation by Reference

The Audit Committee Report and Compensation Committee Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or Exchange Act, except to the extent that we specifically incorporate it by reference into such filing. In addition, the website addresses contained in this Proxy Statement are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

Access to Reports and Other Information

We file or furnish our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents electronically with the SEC under the Exchange Act. You may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain such reports from the SEC’s website at www.sec.gov.

Our website is www.extendedstayamerica.com. Our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on our website as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Our Corporate Governance Guidelines, Code of Business Conduct and Ethics and Board committee charters are also available on our website. We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277.

List of Corporation Shareholders

A list of our shareholders as of April 7, 2016, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the 2016 Annual Meeting. The list of shareholders will also be available for such examination at the Annual Meeting.

Other Matters That May Come Before the Annual Meeting

We do not know of any other matters that will be considered at the Annual Meeting. However, if any other proper business should come before the meeting, the persons named in the proxy card will have discretionary authority to vote according to their best judgment to the extent permitted by applicable law.

* * * * *

By Order of the Board of Directors,

John R. Dent

General Counsel and Corporate Secretary

Charlotte, North Carolina

April 13, 2016

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ESH HOSPITALITY, INC.

April 13, 2016

To the Shareholders of ESH Hospitality, Inc.:

You are cordially invited to attend the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of ESH Hospitality, Inc., on Wednesday, May 18, 2016 at 11:00 a.m. (Eastern Time) at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277.

At the Annual Meeting, you will be asked to (i) elect seven directors to our board of directors, (ii) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, and (iii) transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. In addition, management will report on the progress of our business and respond to comments and questions of general interest to our shareholders.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. If you attend the meeting, you may revoke your proxy, if you wish, and vote personally.

We thank you for your continued support and interest in ESH Hospitality, Inc.

Sincerely,

Gerardo I. Lopez	Douglas G. Geoga
President and Chief Executive Officer	Chairman of the Board

ESH HOSPITALITY, INC.

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

(980) 345-1600

extendedstayamerica.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 18, 2016

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of ESH Hospitality, Inc. (“ESH REIT”) will be held on Wednesday, May 18, 2016, at 11:00 a.m. (Eastern Time) at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277, for the following purposes:

•	To elect seven directors to hold office until the 2017 annual meeting of shareholders or until their successors are duly elected and qualified;

•	To ratify the appointment of Deloitte & Touche LLP as ESH REIT’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and

•	To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on April 7, 2016 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

This Notice and the enclosed Proxy Statement and Proxy Card are first being made available to shareholders on or about April 13, 2016.

By Order of the Board of Directors,

John R. Dent

General Counsel and Corporate Secretary

Charlotte, North Carolina

April 13, 2016

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice of Meeting, Proxy Statement, Proxy Card and 2015 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2015, are available at www.proxyvote.com.

YOUR VOTE IS VERY IMPORTANT. PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD BY MAIL. SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

ESH HOSPITALITY, INC.

ESH HOSPITALITY, INC.

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON May 18, 2016

GENERAL

We are furnishing this Proxy Statement to you as part of a solicitation by the Board of Directors (the “Board”) of ESH Hospitality, Inc., a Delaware corporation, of proxies to be voted at our 2016 Annual Meeting of Shareholders and at any reconvened meeting after an adjournment or postponement of the meeting (the “Annual Meeting”). We will hold the Annual Meeting at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277 on Wednesday, May 18, 2016, at 11:00 a.m. (Eastern Time). Unless the context otherwise requires, all references in this Proxy Statement to “ESH REIT,” “we,” “us,” and “our” refer to ESH Hospitality, Inc. and its subsidiaries. All references in this Proxy Statement to the “Company” refer to Extended Stay America, Inc. (the “Corporation”), ESH REIT and their subsidiaries considered as a single enterprise.

Our telephone number is (980) 345-1600, and our mailing address is 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. Our website is located at www.extendedstayamerica.com. The information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission (“SEC”), we have elected to send you this full set of proxy materials, including a proxy card, and additionally to notify you of the availability of these proxy materials on the Internet. The Notice of Meeting, Proxy Statement, Proxy Card and 2015 Annual Report, which includes our combined annual report on Form 10-K for the year ended December  31, 2015, are available at www.proxyvote.com.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

At the Annual Meeting, you will consider and vote upon:

•	The election of the 7 director nominees identified in this Proxy Statement;

•	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016; and

•	The transaction of any other business as may properly come before the Annual Meeting or any reconvened meeting after an adjournment.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I receiving these materials?

You are receiving these materials because at the close of business on April 7, 2016 (the “Record Date”), you owned shares of ESH REIT’s voting stock. All shareholders of record on the Record Date are entitled to attend and vote at the Annual Meeting.

We have two classes of capital stock that are entitled to vote at the annual meeting: ESH REIT Class B common stock, $0.01 par value per share, and ESH REIT Class A common stock, $0.01 par value per share. Each share of ESH REIT Class B common stock is attached to and trades as a single unit with a share of common stock of the Corporation, par value $0.01 per share, (each, a “Paired Share”). Shares of the ESH REIT Class A common stock are owned by the Corporation and are not currently, and are not expected to be, registered for public sale or listed on the New York Stock Exchange (“NYSE”) or any other securities exchange.

As of the Record Date, we had 202,633,795 shares of ESH REIT Class B common stock outstanding and 250,493,583 shares of ESH REIT Class A common stock outstanding, representing approximately 55% of ESH REIT’s total outstanding common stock. With respect to all of the matters submitted for vote at the Annual Meeting, each share of ESH REIT Class B common stock is entitled to one vote and each share of ESH REIT Class A common stock is entitled to one vote. The ESH REIT Class B common stock and ESH REIT Class A common stock will vote as a single class on each of the matters submitted at the Annual Meeting.

What information is contained in this Proxy Statement?

This Proxy Statement includes information about the nominees for director and other matters to be voted on at the Annual Meeting. It also explains the voting process and requirements; describes the compensation of the principal executive officer, the former principal executive officer, the principal financial officer, and the other most highly compensated officers (collectively referred to as our “named executive officers”); describes the compensation of our directors; and provides certain other information that SEC rules require.

What shares are included on my proxy card?

You will receive one proxy card for all the shares of common stock that you hold as a shareholder of record (in certificate form or in book-entry form).

If you hold your shares in street name, you will receive voting instructions for each account you have with a broker, bank or other nominee.

What matters am I voting on, how may I vote on each matter and how does the Board recommend that I vote on each matter?

The following table sets forth each of the proposals you are being asked to vote on, how you may vote on each proposal and how the Board recommends that you vote on each proposal:

Proposal	How may I vote?	How does the Board recommend that I vote?
1. The election of the 7 director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.	You may: (i) vote FOR the election of all nominees named herein; (ii) withhold authority to vote for all such nominees; or (iii) vote FOR the election of all such nominees other than any	The Board recommends that you vote FOR all seven of the director nominees.

Proposal	How may I vote?	How does the Board recommend that I vote?
nominees with respect to whom the vote is specifically withheld by indicating in the space provided on the proxy.

2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016.	You may vote FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2016.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with ESH REIT’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “shareholder of record” with respect to those shares. The full set of proxy materials would have been sent directly to you.

If your shares are held with a broker or in an account at a bank, you are considered the “beneficial owner” with respect to those shares. These shares are sometimes referred to as being held “in street name.” The full set of proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following the instructions on the enclosed form of proxy for voting by telephone. You will not be able to vote these shares directly unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How do I vote if I am a shareholder of record?

As a shareholder of record, you may vote your shares in any one of the following ways:

•	Call the toll-free number shown on the proxy card;

•	Vote on the Internet on the website shown on the proxy card;

•	Mark, sign, date, and return the enclosed proxy card in the postage-paid envelope; or

•	Vote in person at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote. Returning the proxy card or voting by telephone will not affect your right to attend the Annual Meeting and vote in person.

How do I vote if I am a beneficial owner?

As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the instructions that your broker, bank or other nominee sent to you. You will receive proxy materials and voting instructions for each account that you have with a broker, bank or other nominee. As a beneficial owner, if you wish to change the directions that you have provided your broker, bank or other nominee, you should follow the instructions that your broker, bank or other nominee sent to you.

As a beneficial owner, you are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a shareholder of record as of the Record Date or you hold a valid proxy for the Annual Meeting as described in the previous question. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a shareholder of record but hold shares as a beneficial owner, you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 7, 2016, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership. You may contact us via the Internet or by telephone at (980) 345-1600 to obtain directions to vote in person at the Annual Meeting.

What can I do if I change my mind after I vote?

If you are a shareholder of record, you can revoke your proxy before it is exercised by:

•	written notice of revocation to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277;

•	timely delivery of a valid, later-dated proxy or a later-dated vote by telephone; or

•	attending the Annual Meeting and voting in person by ballot.

If you are a beneficial owner of shares but not the record holder, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the question “How do I vote if I am a beneficial owner?” above. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

What if I return my proxy card or vote by Internet or phone but do not specify how I want to vote?

If you are a shareholder of record and sign and return your proxy card or complete the Internet or telephone voting procedures, but do not specify how you want to vote your shares, we will vote them as follows:

•	FOR the election of the director nominees.

•	FOR the approval ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016.

What votes need to be present to hold the Annual Meeting?

Under our Bylaws, a quorum will exist at the Annual Meeting if shareholders holding a majority of the shares entitled to vote at the Annual Meeting are present in person or by proxy. Shareholders of record who return a proxy or vote in person at the meeting will be considered part of the quorum. Abstentions are counted as “present” for determining a quorum. Uninstructed broker votes, also called “broker non-votes,” are also counted as “present” for determining a quorum so long as there is at least one matter that a broker may vote on without specific instructions from a beneficial owner. See “What is the effect of broker non-votes?” below.

How are votes counted?

In the election of directors, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you withhold your vote with respect to any nominee, your shares will not be considered to have been voted for or against the nominee. For all other proposals, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you sign your proxy card with no further instructions and you are a shareholder of record, then your shares will be voted in accordance with the recommendations of our Board. If you sign your proxy card with no further instructions and you are a beneficial owner, then please see the response to the question immediately below for a description of how your shares will be voted.

What is the effect of broker non-votes?

Under the rules of the NYSE, if you are a beneficial owner, your broker, bank or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. The proposal to ratify Deloitte & Touche LLP as our independent registered public accounting firm is considered a routine matter. However, the election of directors is not considered a routine matter. Accordingly, your broker, bank or other nominee will not be permitted to vote your shares on the election of directors unless you provide proper voting instructions.

What is the voting requirement to approve each of the proposals?

The following table sets forth the voting requirements with respect to each of the proposals:

Proposal	Voting Requirement
1. The election of the 7 director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.	Each director must be elected by a plurality of the votes cast.

2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016.	To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

Other matters that may properly come before the Annual Meeting may require more than a majority vote under our Bylaws, our Amended and Restated Certificate of Incorporation, the laws of Delaware or other applicable laws.

Who will count the votes?

A representative of American Stock Transfer & Trust Company, LLC will act as the inspector of elections and count the votes.

Where can I find the voting results?

We will announce the preliminary voting results at the Annual Meeting. We will also publish voting results in a current report on Form 8-K that we will file with the SEC within four business days following the meeting. If on the date of this filing the inspectors of election for the Annual Meeting have not certified the voting results as final, we will note in the filing that the results are preliminary and publish the final results in a subsequent Form 8-K filing within four business days after the final voting results are known.

Who will pay the costs of soliciting these proxies?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokers and other nominees holding shares of voting stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of voting stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Are you “householding” for shareholders sharing the same address?

The SEC’s rules permit us to deliver a single copy of this Proxy Statement and our 2015 Annual Report to an address that two or more shareholders share. This method of delivery is referred to as “householding” and can significantly reduce our printing and mailing costs. It also reduces the volume of mail that you receive. We will deliver only one Proxy Statement and 2015 Annual Report to multiple registered shareholders sharing an address, unless we receive instructions to the contrary from one or more of the shareholders. We will still send each shareholder an individual proxy card.

If you did not receive an individual copy of this Proxy Statement or our 2015 Annual Report, we will send copies to you if you contact us at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277, (980) 345-1600, Attention: General Counsel and Corporate Secretary. If you and other residents at your address have been receiving multiple copies of this Proxy Statement or our 2015 Annual Report, and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for shareholders to propose actions for consideration at the 2017 annual meeting of shareholders?

December 14, 2016 is the deadline for shareholders to submit proposals to be included in our proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals by shareholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

What is the deadline under our Bylaws for shareholders to nominate persons for election to the Board or propose other matters to be considered at our 2017 annual meeting of shareholders?

Shareholders who wish to nominate persons for election to our Board or propose other matters to be considered at our 2017 annual meeting of shareholders must provide us advance notice of the director nomination or shareholder proposal, as well as the information specified in our Bylaws, no earlier than January 18, 2017 and no later than February 17, 2017. Shareholders are advised to review our Bylaws, which contain the requirements for advance notice of director nominations and shareholder proposals. Notice of director nominations and shareholder proposals must be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The requirements for advance notice of shareholder proposals under our Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or shareholder proposal that does not comply with our Bylaws and other applicable requirements.

Whom should I call if I have any questions?

If you have any questions about the Annual Meeting or your ownership of ESH REIT voting stock, please contact our transfer agent at:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Telephone: (800) 937-5449

Website Address: www.amstock.com

BACKGROUND OF THE COMPANY

The Company was founded in 1995 as a developer, owner and operator of extended stay hotels. Following a period focused primarily on new development, the Company became a consolidator of hotel properties by selectively acquiring extended stay companies and hotels, ultimately creating the largest mid-price extended stay company in the United States. The Company was acquired out of bankruptcy by Centerbridge Partners L.P. (“Centerbridge”), Paulson & Co. Inc. (“Paulson”), The Blackstone Group, L.P. (“Blackstone”) and their affiliates (collectively, the “Sponsors”) on October 8, 2010. The Company now operates an extended stay hospitality platform with approximately 8,500 employees and is led by a management team with public company experience in hospitality, consumer retail and service businesses.

Prior to the completion of the Corporation’s and ESH REIT’s initial public offering in 2013, the Company restructured and reorganized its then-existing business through a series of transactions (the “Pre-IPO Transactions”). We believe that our business is now more operationally efficient because all of the assets, operations and management of the business, other than ownership of the hotel properties, are housed in one entity. Ownership of Paired Shares gives investors an ownership interest in the hotel properties through ESH REIT and in the operation of the hotels and other aspects of the business through the Corporation. This structure permits us to retain some, though not all, of the REIT benefits of our prior structure.

The Corporation operates all 629 hotels owned by ESH REIT. The hotels are operated by operating lessees, wholly-owned subsidiaries of the Corporation (the “Operating Lessees”), pursuant to leases with ESH REIT, and are managed by ESA Management LLC, a wholly-owned subsidiary of the Corporation (“ESA Management”), pursuant to management agreements with the Operating Lessees. The substantial majority of the hotels are operated under our core brand, Extended Stay America.

PROPOSAL 1—ELECTION OF DIRECTORS

Our Board has nominated seven people for election as directors at the Annual Meeting. Each of the nominees currently is a director of ESH REIT. If our shareholders elect these directors, then the directors will hold office until the next annual meeting of shareholders, or until their successors have been duly elected and qualified, subject to the director’s earlier death or resignation or removal. Each of the Board’s nominees has consented to be named in this Proxy Statement and has agreed to serve if elected. If for some reason any of the Board’s nominees is unable to serve or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board and, unless you indicate otherwise on the proxy card, your shares will be voted in favor of the Board’s remaining nominees.

We believe each of the Board’s nominees meets the qualifications established by the Board for service on our Board and has professional experience in areas that are extremely relevant to our strategy and operations. We also believe that the skills, experience, backgrounds and attributes of the Board’s nominees make them the best candidates to serve on our Board.

The following table sets forth, as of April 7, 2016, the name and age of each nominee for director, indicating all positions and offices with us currently held by such director:

Name	Age	Position
Gerardo I. Lopez	56	President and Chief Executive Officer and Director
Douglas G. Geoga	60	Chairman of the Board
Lisa Palmer	48	Director
Richard F. Wallman	65	Director
Christopher K. Daniello	31	Director
Kevin W. Dinnie	53	Director
Ty E. Wallach	44	Director

Set forth below are descriptions of the backgrounds and principal occupations of each of our directors, as of April 7, 2016:

Gerardo I. Lopez has served as President and Chief Executive Officer of the Corporation and ESH REIT and as a director of the Corporation and ESH REIT since August 2015. From March 2009 to August 2015, Mr. Lopez was the President and Chief Executive Officer and a director of AMC Entertainment. Prior to joining AMC Entertainment, he served as Executive Vice President of Starbucks Coffee Company and President of its Global Consumer Products, Seattle’s Best Coffee and Foodservice divisions from September 2004 to March 2009. From November 2001 to September 2004, Mr. Lopez served as President of the Handleman Entertainment Resources division of Handleman Company. Mr. Lopez has also held a variety of executive management positions with International Home Foods, Frito Lay, Pepsi-Cola and the Procter & Gamble Company. Mr. Lopez currently serves on the boards of directors of Brinker International, Inc. and CBRE Group, Inc.

As our President and Chief Executive Officer, Mr. Lopez provides our Board with valuable insight regarding the Company’s operations, management team, associates and culture, as a result of his day-to-day involvement in the operations of the business, and he performs a critical role in Board discussions regarding strategic planning and development for the Company. The Board also benefits from Mr. Lopez’s deep experience in multiple-unit consumer-facing industries.

Douglas G. Geoga has served as Chairman of the Board of the Corporation since July 2013 and as Chairman of the Board of ESH REIT since November 2013. Mr. Geoga served as a non-voting member and the Non-Executive Chairman of ESH Hospitality Holdings LLC (“Holdings”) and ESH Strategies Holdings LLC (“Strategies Holdings”) from October 2010 to November 2013. Mr. Geoga is President and Chief Executive Officer of Salt Creek Hospitality, LLC, a privately-held firm engaged in making investments in the hospitality industry and providing related advisory services. He serves as a director of Carefree Communities, Inc., a company that owns and operates a chain of recreational vehicle/mobile home communities in the United States and Canada. Mr. Geoga also serves as Chairman of Atlantica Investment Holdings Limited, which through affiliated companies is the second largest manager of hotels in Brazil. From October 2012 until September 2015, Mr. Geoga also served as Executive Chairman of Foundations Recovery Network, LLC, an owner and operator of residential and outpatient substance abuse treatment centers. Since 2002, Mr. Geoga has served, and from November 2002 to December 2009, Mr. Geoga’s primary occupation was serving, as principal of Geoga Group, LLC, an investment and advisory consulting firm focused primarily on the hospitality industry. Until July 2006, Mr. Geoga’s primary occupation was serving as the President of Global Hyatt Corporation and as the President of Hyatt Corporation and the President of AIC Holding Co., the parent corporation of Hyatt International Corporation, both privately-held subsidiaries of Global Hyatt Corporation which collectively operated the Hyatt chain of hotels throughout the world. In addition, from 2000 through 2005, Mr. Geoga served as the President of Hospitality Investment Fund, LLC, a privately-held firm which was engaged in making investments in lodging and hospitality companies and projects. He also serves on the board of directors and audit committee of Kemper Corporation.

Mr. Geoga’s history as president of Hyatt Corporation, a global leader in its industry, as well as his extensive experience in private business investment, brings to the Board the perspective of both an operating executive and one who is sophisticated in corporate investments and finance.

Lisa Palmer has served as a director of ESH REIT since August 2014. Ms. Palmer is the President and Chief Financial Officer of Regency Centers Corporation. Ms. Palmer has served in a variety of positions with Regency Centers Corporation, including as Senior Manager of Investment Services (from 1996 to 1999), Vice President of Capital Markets (from 1999 to 2003), Senior Vice President of Capital Markets (from 2003 to 2013) and Executive Vice President and Chief Financial Officer (from 2013 to 2015). Prior to joining Regency, Ms. Palmer worked with Accenture, formerly Andersen Consulting Strategic Services, as a consultant in Atlanta and as a financial analyst for General Electric.

Ms. Palmer’s extensive financial background brings to the Board a significant understanding of the financial issues and risks that affect ESH REIT.

Richard F. Wallman has served as a director of the Corporation since July 2013 and as a director of ESH REIT since November 2013 and served as a non-voting member of the board of managers of Holdings and Strategies Holdings from May 2012 to November 2013. Mr. Wallman served as the Chief Financial Officer and Senior Vice President of Honeywell International, Inc., a provider of diversified industrial technology and manufacturing products, and its predecessor AlliedSignal, from March 1995 until his retirement in July 2003. Mr. Wallman has also served in senior financial positions with IBM and Chrysler Corporation. He also serves on the board of directors of Roper Industries, Inc., the board of directors and audit committee of Convergys Corporation, the board of directors and audit committee of Wright Medical Group N.V. and the board of directors of Charles River Laboratories International, Inc. Mr. Wallman previously served on the boards of directors of Ariba, Inc. and Dana Holding Corporation.

Mr. Wallman’s extensive financial background brings to the Board a significant understanding of the financial issues and risks that affect ESH REIT. Mr. Wallman also serves on the boards of other diverse publicly held companies, which gives him a multi-industry perspective and exposure to developments and issues that impact the management and operations of a large scale corporation.

Christopher K. Daniello has served as a director of ESH REIT since November 2013. Mr. Daniello is a Principal at Centerbridge where he focuses on investments in the real estate, gaming and lodging and media, telecom and technology sectors. Prior to joining Centerbridge in 2009, Mr. Daniello worked at Goldman Sachs from 2007 to 2009, where he was an analyst in the Investment Banking Division.

Mr. Daniello was appointed by Centerbridge to serve as a director of ESH REIT. Mr. Daniello’s experience in real estate, lodging and investments brings to the Board an understanding of issues and risks that affect ESH REIT.

Kevin W. Dinnie has served as a director of ESH REIT since November 2013. Mr. Dinnie is a Managing Director in Blackstone’s Real Estate Group. Mr. Dinnie joined Blackstone in November 2011. Prior to joining Blackstone, Mr. Dinnie was a Principal and Managing Director of Silverpeak Real Estate Partners from May 2010 to November 2011. From June 2001 to May 2010, Mr. Dinnie worked at Lehman Brothers Real Estate Partners, serving as the Global Head of Asset Management. Prior to joining Lehman Brothers, Mr. Dinnie was a Managing Director of GE Capital Real Estate.

Mr. Dinnie was appointed by Blackstone to serve as a director of ESH REIT. Mr. Dinnie’s extensive experience in real estate and investments brings to the Board a significant understanding of issues and risks that affect ESH REIT.

Ty E. Wallach has served as a director of ESH REIT since November 2013 and served as a member of the board of managers of Strategies Holdings from October 2010 to November 2013. Mr. Wallach is a Partner at Paulson and a Co-Manager of Paulson’s credit funds. Prior to joining Paulson, Mr. Wallach was a Partner and Managing Director at Oak Hill Advisors, serving most recently as Co-Head of European Investments. Mr. Wallach joined Oak Hill Advisors’ New York Office in 1994. Mr. Wallach began his career as an investment banker at Kidder, Peabody & Co. Mr. Wallach also serves on the board of directors of Overseas Shipholding Group, Inc.

Mr. Wallach was appointed by Paulson to serve as a director of ESH REIT. Mr. Wallach’s extensive experience in real estate, lodging and investments brings to the Board a significant understanding of issues and risks that affect ESH REIT.

Each of Messrs. Daniello, Dinnie and Wallach was recommended as a director nominee by the Sponsors, which own the majority of the outstanding equity of the Corporation, our parent, pursuant to the stockholders agreement. See “Certain Relationships and Related Party Transactions—Related Party Transactions—Stockholders Agreement” for a description of the terms of the agreement. Our Board has affirmatively determined that Messrs. Geoga and Wallman and Ms. Palmer are independent under the rules of the SEC and NYSE.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL SEVEN OF THE BOARD’S NOMINEES LISTED ON THE PROXY CARD.

CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance

We believe that good corporate governance helps to ensure that ESH REIT is managed for the long-term benefits of our shareholders. We regularly review and consider our corporate governance policies and practices, the SEC’s corporate governance rules and regulations, and the corporate governance listing standards of the NYSE, the stock exchange on which our Paired Shares are traded.

We have adopted the ESH Hospitality, Inc. Corporate Governance Guidelines (the “ESH REIT Corporate Governance Guidelines”), which provide a framework for the governance of ESH REIT as a whole and describe the principles and practices that the Board follows in carrying out its responsibilities. The ESH REIT Corporate Governance Guidelines address, among other things:

•	the composition, structure and policies of the Board and its committees;

•	director qualification standards;

•	expectations and responsibilities of directors;

•	management succession planning;

•	the evaluation of Board performance; and

•	principles of Board compensation.

The ESH REIT Corporate Governance Guidelines further provide that the Board, acting through the Nominating and Corporate Governance Committee (as described below), conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively. In addition, the ESH REIT Corporate Governance Guidelines provide that each committee conduct a self-evaluation and compare its performance to the requirements of its charter. However, ESH REIT may choose to forego annual evaluations of the Nominating and Corporate Governance Committee and the Compensation Committee pursuant to exemptions provided for “controlled companies” under the rules of the NYSE, as described further below.

The ESH REIT Corporate Governance Guidelines are posted on our website at www.extendedstayamerica.com. The ESH REIT Corporate Governance Guidelines are reviewed by the Nominating and Corporate Governance Committee from time to time to ensure that they effectively promote the best interests of both ESH REIT and ESH REIT’s shareholders and that they comply with all applicable laws, regulations and NYSE requirements.

Code of Business Conduct and Ethics

We have adopted the ESH Hospitality, Inc. Code of Business Conduct and Ethics (the “ESH REIT Code of Business Conduct and Ethics”) that applies to the principal executive officer (our CEO), principal financial officer (our CFO), principal accounting officer (our CFO) and persons performing similar functions. A copy of the ESH REIT Code of Business Conduct and Ethics is posted on our website at www.extendedstayamerica.com. If we amend or waive provisions of the ESH REIT Code of Business Conduct and Ethics with respect to such officers, we intend to also disclose the same on our website.

Board of Directors and Director Independence

The Board has determined that we are a “controlled company” under the rules of the NYSE and, as a result, qualify for, and rely on, exemptions from certain corporate governance requirements of the NYSE. Pursuant to the “controlled company” exception to the Board and committee composition requirements, we are exempt from the rules that require that:

•	a majority of the Board consist of independent directors;

•	ESH REIT have a nominating/corporate governance committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

•	ESH REIT have a compensation committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

The “controlled company” exception does not modify the independence requirements for the Audit Committee. Our Audit Committee is currently comprised entirely of independent directors.

The Board consists of seven directors. The current directors are listed under “Proposal 1—Proposal to Elect Directors” above. Our Bylaws provide that directors are elected at the annual meeting of the shareholders and each director is elected to serve until his or her successor is duly elected or until his or her earlier death, resignation or removal. Our Board has affirmatively determined that Messrs. Geoga and Wallman and Ms. Palmer are independent under the rules of the SEC and NYSE.

Board Leadership Structure

We do not have a policy as to whether the role of the Chairperson of the Board and the Chief Executive Officer should be separate or combined. The Board may select its Chairperson and Chief Executive Officer in any way it considers to be in the best interests of ESH REIT. At this time, we believe it is beneficial to separate the Chairperson and Chief Executive Officer in order to enhance the Chairperson’s oversight capability. Since the initial public offering, Mr. Lopez and his predecessor, Mr. James L. Donald, have served as our Chief Executive Officer and Mr. Geoga has served as Chairman of the Board. The Board believes this leadership structure, which separates the Chairperson and Chief Executive Officer roles, is appropriate at this time in light of the Sponsors’ ownership of approximately 63% of the outstanding equity of the Corporation, our parent. In particular, the Board believes that this leadership structure clarifies the individual roles and responsibilities of Mr. Lopez and Mr. Geoga and enhances accountability. The Board recognizes that there is no single, generally accepted approach to providing Board leadership and that the Board’s leadership structure may vary in the future as circumstances warrant.

Board Oversight of Risk Management

The Board oversees management’s day-to-day risk management activities and processes. While the full Board is responsible for risk oversight, the Board uses its committees, as appropriate, to monitor and address the risks that are within the scope of a particular committee’s expertise or charter. The Audit Committee assists the Board with oversight of our material financial risk exposures and our material financial statement and financial reporting risks. The Compensation Committee assists the Board with oversight of risks associated with our compensation policies and practices. The Nominating and Corporate Governance Committee assists the Board with oversight of risks associated with our governance. In each case, the Board or the applicable committee oversees the steps that management has taken to monitor and control such exposures.

The Chief Executive Officer’s membership on and collaboration with the Board allows him to gauge whether management is providing adequate information for the Board to understand the interrelationships of our various business and financial risks. He is available to the Board to address any questions regarding executive management’s ability to identify and mitigate risks and weigh them against potential rewards.

Director Selection Process

The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director nominees and recommending to the Board those candidates to be nominated for election to the Board, subject to the Sponsors’ right to nominate directors to the Board. See “Certain Relationships and Related

Party Transactions—Related Party Transactions—Stockholders Agreement” for a description of the Sponsors’ right to nominate directors. The Nominating and Corporate Governance Committee considers all factors it deems appropriate, which may include (a) ensuring that the Board, as a whole, is appropriately diverse and consists of individuals with various and relevant career experience, relevant technical skills, relevant business or government acumen, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an “audit committee financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with ESH REIT’s business and industry, independence of thought and an ability to work collegially. The Nominating and Corporate Governance Committee also may consider the extent to which a candidate would fill a present need on the Board. The Board monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of ESH REIT’s business and structure. Shareholders may also nominate directors for election at ESH REIT’s annual shareholders meeting by following the provisions set forth in ESH REIT’s Bylaws, whose qualifications the Nominating and Corporate Governance Committee will consider.

Meetings of the Board and Committees

During 2015, the Board held five meetings. All of the directors who served during 2015 attended at least 75% of the total meetings of the Board and each of the Board committees on which such director served during their respective tenure. Directors are expected to attend all Board meetings and all meetings of the committee or committees of the Board of which they are a member. Attendance by telephone or videoconference is deemed attendance at a meeting. Additionally, all director nominees are encouraged to attend the annual shareholders meeting. All of the directors who were then serving on the Board attended the 2015 annual shareholders meeting.

Pursuant to the ESH REIT Corporate Governance Guidelines, our Board currently plans to hold at least four meetings each year, with additional meetings to occur (or action to be taken by unanimous consent, either in writing or by electronic transmission) at the discretion of the Board.

Executive Sessions of Non-Management Directors

Pursuant to the ESH REIT Corporate Governance Guidelines, in order to ensure free and open discussion and communication among the non-management directors of the Board, the non-management directors meet in executive session at most Board meetings with no members of management present. Mr. Geoga serves as the Chairman of executive sessions. Independent directors meet at least once per year in a private session that excludes management and affiliated directors.

Communications with the Board

Any interested parties wishing to communicate with, or otherwise make his or her concerns known directly to the Board or Chairperson of any of the Audit, Compensation and Nominating and Corporate Governance Committees, or to the non-management or independent directors, may do so by addressing such communications or concerns to the General Counsel and Corporate Secretary of ESH REIT, 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The General Counsel and Corporate Secretary or Chairman will forward such communications to the appropriate party as soon as practicable. Such communications may be done confidentially or anonymously.

Committees of the Board

The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, as described below. As a controlled company, in accordance with the applicable rules of the NYSE, we rely on exceptions that allow us to phase in compliance with the applicable committee independence standards. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates under a written charter approved by the Board, copies of which are available on our website at www.extendedstayamerica.com.

The following table shows the membership of each committee of our Board as of December 31, 2015, and the number of meetings held by each committee during 2015:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Douglas G. Geoga*	X	Chair
Christopher K. Daniello			X
Kevin W. Dinnie		X
Lisa Palmer	X		Chair
Ty E. Wallach		X
Richard F. Wallman	Chair		X
Number of 2015 Meetings	6	3	3

*	Mr. Geoga has served as the Chairman of the Board since November 12, 2013.

Audit Committee

The Audit Committee consists of Messrs. Geoga and Wallman and Ms. Palmer. Mr. Wallman is the Chairman of the Audit Committee. The Board has determined that Mr. Wallman qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and that each of Mr. Geoga, Mr. Wallman and Ms. Palmer is independent as independence is defined in Rule 10A-3 of the Exchange Act, and under the NYSE listing standards.

The principal duties and responsibilities of the Audit Committee are to oversee and monitor the following:

•	our financial reporting process and internal control system;

•	the integrity of our financial statements;

•	the independence, qualifications and performance of our independent auditor;

•	the performance of our internal audit function; and

•	our compliance with legal, ethical and regulatory matters.

Compensation Committee

The Compensation Committee consists of Messrs. Geoga, Dinnie and Wallach. Mr. Geoga is the Chairman of the Compensation Committee.

The principal duties and responsibilities of the Compensation Committee are as follows:

•	to establish the general compensation philosophy and policy consistent with our strategic goals and shareholder interests;

•	to review, make recommendations to the Board, or approve where applicable, the compensation of our executives, including our Chief Executive Officer, including an evaluation of the level of compensation, use of equity-based compensation, setting of performance goals and objectives used to determine incentive compensation, and an evaluation of the executive’s performance in light of those established goals and objectives;

•	to review and approve executive employment agreements, change in control agreements and other benefits paid to our executives and to administer our equity-based compensation, incentive and benefit plans for all plan participants;

•	to periodically review and make recommendations to the Board, or approve where applicable, any substantive changes to the director and executive incentive, compensation and benefit plans of ESH REIT;

•	to review and make recommendations to the Board with respect to compensation disclosures and any shareholder proposals regarding executive compensation; and

•	to provide regular reports to the Board and take such other actions as are necessary and consistent with the governing law and ESH REIT’s organizational documents.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Ms. Palmer and Messrs. Daniello and Wallman. Ms. Palmer is Chairwoman of the Nominating and Corporate Governance Committee.

The principal duties and responsibilities of the Nominating and Corporate Governance Committee are as follows:

•	to establish criteria for Board and committee membership and recommend to the Board proposed nominees for election to the Board and for membership on committees of the Board;

•	to make recommendations regarding proposals submitted by our shareholders;

•	to make recommendations to the Board regarding Board governance matters and practices; and

•	to provide oversight regarding management succession planning.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of Messrs. Geoga, Dinnie and Wallach. None of the members of our Compensation Committee has at any time been one of our executive officers or employees. During 2015, none of our executive officers served as a member of the board of directors or compensation committee of an entity that has an executive officer serving as a member of the Compensation Committee, and none of our executive officers served as a member of the compensation committee of an entity that has an executive officer serving as a director on the Board.

Stock Ownership Guidelines

To further align the interests of our executive officers and our shareholders, the Board has adopted stock ownership guidelines under which certain members of our management team and independent directors, after an initial phase-in period, will generally be required to maintain vested equity holdings with a value at least equal to, in the case of our Chief Executive Officer, five times his annual base salary, in the case of our Chief Financial Officer, four times the executive’s base salary, in the case of our General Counsel and our executive vice presidents, three times the executive’s annual base salary, in the case of our senior vice presidents and vice presidents, one times the executive’s annual base salary and, in the case of independent directors, at least equal to three times the independent director’s annual cash compensation.

No Hedging Policy

ESH REIT’s Securities Trading Disclosure Policy prohibits all directors, officers and employees of ESH REIT from effecting hedging or similar monetization transactions with respect to Paired Shares.

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Deloitte also served as our independent registered accounting firm for fiscal year 2015. The services provided to us by Deloitte in fiscal year 2015 are described below under the heading “Independent Registered Public Accounting Firm’s Fees and Services.” Representatives of Deloitte will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

The Audit Committee is responsible for selecting ESH REIT’s independent registered public accounting firm for 2016. Accordingly, shareholder approval is not required to appoint Deloitte as ESH REIT’s independent registered public accounting firm. However, the Board believes that the submission of the Audit Committee’s selection to the shareholders for ratification is a matter of good corporate governance. If ESH REIT’s shareholders do not ratify the selection of Deloitte as ESH REIT’s independent registered public accounting firm, the Audit Committee will review its future selection of an independent registered public accounting firm. The Audit Committee may retain another independent registered public accounting firm at any time during the year if it concludes that such change would be in the best interest of ESH REIT’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF ESH HOSPITALITY, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES

The following is a description of the professional services performed and the fees billed by Deloitte for the years ended December 31, 2015 and 2014.

Type of Fees	Year Ended December 31, 2015	Year Ended December 31, 2014
Audit Fees(1)	$1,089,550	$1,273,542
Audit-Related Fees(2)	—	83,819
Tax Fees(3)	—	126,359

Total	$1,089,550	$1,483,720

(1)	Audit fees consist of fees for the audit of ESH REIT’s annual financial statements included in our combined annual reports on Form 10-K, quarterly reviews of ESH REIT’s financial statements included in our combined quarterly reports on Form 10-Q, accounting consultation and other attest services provided by Deloitte in connection with statutory and regulatory filings, including the registration statements on Form S-3 and Form S-1 filed in June 2015 and June 2014, respectively. Audit fees also include fees for services provided by Deloitte in connection with ESH REIT’s secondary public offerings in August 2014 and November 2015, ESH REIT’s debt offering in May 2015 and ESH REIT’s sale of hotel properties in December 2015.
(2)	Audit-related fees consist primarily of fees for internal controls review.
(3)	Tax fees are fees for tax compliance, tax advice and tax planning for entities required to file tax returns.

The Audit Committee has considered whether the non-audit services provided by Deloitte were compatible with maintaining Deloitte’s independence and has determined that the nature and substance of the non-audit services did not impair the status of Deloitte as ESH REIT’s independent registered public accounting firm.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT RELATED SERVICES OF INDEPENDENT AUDITORS

The Audit Committee is responsible for the appointment, compensation, retention, oversight and termination of ESH REIT’s independent registered public accounting firm. The Audit Committee has adopted a policy requiring that substantially all audit, audit-related and non-audit services provided by the independent auditor be pre-approved by the Audit Committee. Pre-approval is not necessary for certain minor non-audit services that (i) do not constitute more than 5% of the total amount of revenues paid by ESH REIT to Deloitte during the fiscal year the non-audit services were provided and (ii) were not recognized by ESH REIT to be non-audit services at the time of the engagement for such services. In the case of such minor non-audit services that are not pre-approved, the services must be promptly brought to the attention of the Audit Committee and approved prior to completion. The Audit Committee may delegate authority to one or more independent members of the committee to grant pre-approvals of audit and permitted non-audit services, provided that any such pre-approvals are presented to the full Audit Committee at its next scheduled meeting. During 2015, 100% of the non-audit services provided to us by Deloitte were pre-approved by the Audit Committee.

The Audit Committee has adopted a policy that prohibits our independent auditors from providing the following services:

•	bookkeeping or other services related to the accounting records or financial statements of ESH REIT;

•	financial information systems design and implementation;

•	appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker or dealer, investment adviser or investment banking services;

•	legal services and expert services unrelated to the audit; and

•	any other service that the Public Company Accounting Oversight Board prohibits through regulation.

The Audit Committee’s pre-approval policy is in the Audit Committee Charter, which is available on our website at www.extendedstayamerica.com.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee is currently comprised of Messrs. Wallman and Geoga and Ms. Palmer, with Mr. Wallman serving as Chairman. The Audit Committee oversees ESH REIT’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including maintaining an effective system of internal controls over financial reporting. The Audit Committee meets separately with management, the Company’s internal auditors and the independent registered public accounting firm. The Audit Committee operates under a written charter approved by the Board, a copy of which is available on our website at www.extendedstayamerica.com. The charter, among other things, provides that the Audit Committee has full authority to appoint, compensate, retain, oversee and terminate when appropriate, the independent auditor.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the section titled “Corporate Governance and Board Matters—Committees of the Board—Audit Committee,” the Audit Committee has done the following things:

•	reviewed and discussed the audited financial statements in ESH REIT’s combined annual report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•	reviewed with Deloitte & Touche LLP (“Deloitte”), ESH REIT’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and acceptability of ESH REIT’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards;

•	received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, regarding Deloitte’s communications with the Audit Committee concerning independence;

•	discussed with Deloitte its independence from management and ESH REIT and considered whether Deloitte could also provide non-audit services without compromising the firm’s independence;

•	discussed with Deloitte the matters required to be discussed by the standards of the Public Company Accounting Oversight Board, including Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, and SEC Rules and Regulations, including Rule 2-07, Communication with Audit Committees, of Regulation S-X; and

•	discussed with the Company’s internal auditors and Deloitte the overall scope and plans for their respective audits, and then met with the internal auditors and Deloitte, with and without management present, to discuss the results of their examinations, their evaluations of ESH REIT’s internal controls and the overall quality of ESH REIT’s financial reporting.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the combined annual report on Form 10-K for the year ended December 31, 2015, for filing with the SEC. The Audit Committee also appointed Deloitte to serve as ESH REIT’s independent registered public accounting firm for 2016.

This report has been furnished by the members of the Audit Committee of the Board:

Richard F. Wallman, Chairman

Douglas G. Geoga

Lisa Palmer

EXECUTIVE OFFICERS

The following table sets forth, as of April 7, 2016, the name and age of each executive officer of ESH REIT, indicating all positions and offices with us currently held by such executive officer:

Name	Age	Position
Gerardo I. Lopez	56	President and Chief Executive Officer and Director
Jonathan S. Halkyard	51	Chief Financial Officer
John R. Dent	52	General Counsel and Corporate Secretary
Howard J. Weissman	47	Corporate Controller and Chief Accounting Officer

Set forth below are descriptions of the backgrounds of each of our executive officers who are not directors, as of April 7, 2016:

Jonathan S. Halkyard has served as Chief Financial Officer of the Corporation and ESH REIT since January 2015. He served as Interim Chief Financial Officer of the Corporation and ESH REIT from August 2014 to January 2015 and as Chief Operating Officer of the Corporation from November 2013 to January 2015 and served in the same position at HVM LLC (“HVM”), the predecessor of ESA Management, from September 2013 to November 2013. From July 2012 to September 2013, Mr. Halkyard served as Executive Vice President and Chief Financial Officer of NV Energy, Inc., a holding company providing energy services and products in Nevada, and its wholly-owned subsidiaries, Nevada Power Company and Sierra Pacific Power Company. From March 1999 to May 2012, Mr. Halkyard held various positions with Caesars Entertainment Corporation (formerly known as Harrah’s Entertainment, Inc.), including Vice President (2002 to 2005), Treasurer (2003 to 2010), Senior Vice President (2005 to 2010), Executive Vice President (2010 to 2012) and Chief Financial Officer (2006 to 2012). Mr. Halkyard currently serves on the board of directors and audit committee of Dave & Buster’s, Inc.

John R. Dent has served as General Counsel and Corporate Secretary of the Corporation and ESH REIT since January 2015. From 2000 to 2014, Mr. Dent held various positions at Hilton Worldwide, Inc. (f/k/a Hilton Hotels Corporation). From March 2012 through August 2014, Mr. Dent served as Senior Vice President and Deputy General Counsel. From 2009 to 2012, Mr. Dent served as Senior Vice President and Assistant General Counsel, Development. From November 2010 to June 2011, Mr. Dent served as Acting General Counsel. From 2001 to 2009, Mr. Dent served as Vice President and Senior Counsel, and from 2000 to 2001 served as Senior Counsel. From 1990 to 2000, Mr. Dent was in private practice.

Howard J. Weissman has served as Chief Accounting Officer of the Corporation and ESH REIT and Corporate Controller of ESH REIT since May 2015 and Corporate Controller of the Corporation since November 2013. He previously served as Corporate Controller at HVM from December 2011 to November 2013. From May 2009 to December 2011, Mr. Weissman worked at Campus Crest Communities, Inc., serving as Senior Vice President and Corporate Controller. From July 2007 through May 2009, Mr. Weissman was Controller and Chief Accounting Officer of EOP Operating Limited Partnership, LP, the private company successor to Equity Office Properties Trust, a commercial office real estate company owned by The Blackstone Group. From May 2003 through May 2007, Mr. Weissman served in a variety of positions with CarrAmerica Realty Corporation, a commercial office real estate company, including as Assistant Controller, Vice President of Shared Services and Controller.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Objectives and Design of ESH REIT’s Compensation Program

ESH REIT does not directly employ any of the executives responsible for the management of our business. For the 2015 fiscal year, ESH REIT did not set or have any control with respect to the compensation of the executive officers listed below (our “named executive officers”).

Name	Title
Gerardo I. Lopez	President and Chief Executive Officer
Jonathan S. Halkyard	Chief Financial Officer
John R. Dent	General Counsel and Corporate Secretary
Howard J. Weissman	Chief Accounting Officer and Corporate Controller
James L. Donald	Former Chief Executive Officer

2015 Highlights

The compensation of our named executive officers for the 2015 fiscal year was determined by the Compensation Committee of the Corporation, as described below and in the Corporation’s Proxy Statement, which is being filed concurrently with this Proxy Statement.

Prior to our initial public offering, certain of our named executive officers were party to employment agreements (the “Executive Agreements”) with HVM LLC (“HVM”), which Executive Agreements were assumed by ESA Management, LLC (“ESA Management”) in connection with the Pre-IPO Transactions. The Corporation has transitioned away from the use of executive agreements and, as part of this transition, the Compensation Committee adopted the Extended Stay America, Inc. Executive Severance Plan (the “Severance Plan”) in 2014 for the purpose of providing severance benefit protections to officers of the Corporation and its subsidiaries holding the corporate title of vice president and higher, including our named executive officers. The Severance Plan is described in further detail below under “ – Potential Payments Upon Termination or Change in Control.”

The Executive Agreements generally provided for automatic renewal of the employment term for successive one-year periods following the expiration of the current term, unless ESA Management provides prior written notice to the executive of its intent not to renew the employment term. ESA Management provided notice to Mr. Donald of its intent not to renew the employment terms under his Executive Agreement on November 21, 2014. The employment terms under Mr. Donald’s Executive Agreement expired on February 20, 2015. The employment term under Mr. Halkyard’s amended and restated Executive Agreement expired by its terms on September 30, 2015.

In addition, in 2015, there were three changes to our executive management team. On January 5, 2015, Mr. Dent joined the Company as General Counsel and Corporate Secretary of the Corporation and ESH REIT. On May 21, 2015, Mr. Weissman was appointed the Chief Accounting Officer of the Corporation and of ESH REIT and continues also as the Corporate Controller for both entities. Effective as of August 24, 2015, Mr. Donald resigned from his positions as Chief Executive Officer of the Corporation and of ESH REIT and Mr. Lopez assumed both positions as of such date. Concurrently with his resignation, Mr. Donald agreed to serve as Senior Advisor through February 29, 2016 pursuant to the terms of a letter agreement which is described in greater detail in the section entitled “Executive Agreements.”

Background

Our named executive officers provide services to ESH REIT pursuant to the terms of a services agreement between ESA Management, the Corporation and ESH REIT (the “Services Agreement”). Pursuant to the Services Agreement, certain employees of ESA

Management, including its executive officers, may provide services to ESH REIT, subject to ESH REIT’s reimbursement, at cost, for the amount of any direct or indirect expenses incurred by ESA Management in connection with the provision of the services of such personnel.

The Services Agreement provides that ESH REIT, the Corporation and ESA Management agree to allocate fairly and reasonably between them any overhead costs and expenses, including, without limitation, facility costs, which include costs for rental of space, legal and accounting expenses, telephone and fax costs, travel expenses, costs of technical and communication support, and shared administration and other similar office expenses. With respect to the compensation of our named executive officers, ESH REIT reimburses ESA Management a pro rata portion of the personnel costs attributable to the named executive officers. Personnel costs include all compensation costs incurred by ESA Management or the Corporation in connection with the employment by ESA Management of our named executive officers, including, without limitation, salary, incentive compensation, any profit sharing and 401(k) plans, medical and other insurance, fringe benefits, and severance costs, employment taxes and other similar employment expenses, and all costs relating to awards under the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan (the “Equity Incentive Plan”). The allocation is expressed as a percentage of each named executive officer’s total working time, calculated based on the time dedicated by each of our named executive officers to ESH REIT. Such allocations shall be mutually determined by ESH REIT, the Corporation and ESA Management on a commercially reasonable basis and may be determined on a calendar year, calendar quarter or other period basis.

For the 2015 fiscal year, ESH REIT, the Corporation and ESA Management determined that the amounts owed by ESH REIT to ESA Management in respect of services provided by our named executive officers to ESH REIT were as follows: (i) Mr. Lopez, $325,495, (ii) Mr. Halkyard, $1,063,730; (iii) Mr. Dent, $118,767; (iv) Mr. Weissman, $133,385 and (v) Mr. Donald, $759,981.

Philosophy and Objectives

The Corporation’s compensation philosophy is focused on the principle that the majority of the named executive officers’ compensation should be directly connected to the performance of the Company. In addition, in designing the executive compensation packages, the Corporation is conscious of, and took into consideration, the need to attract and maintain a pool of talented management personnel in order for the Company to effectively operate in a competitive marketplace.

The executive compensation program consists of multiple elements and has been designed with the following overarching objectives:

•	to attract, engage and retain a high-quality workforce that helps achieve immediate and longer-term success;

•	to motivate and inspire associate behavior that fosters a high-performing culture and is focused on delivering business objectives; and

•	to align the interests of the executives with the interests of our shareholders.

Setting Executive Compensation

Since the completion of our initial public offering, all decisions with respect to executive compensation have been made by the Corporation’s Compensation Committee. In 2014, the Corporation’s Compensation Committee engaged Pearl Meyer & Partners (“PM&P”) for the purpose of examining our executive compensation program as a whole in order to assess the program from an overall incentive and retention perspective and to provide recommendations with respect to changes in the program, including pay levels as compared to pay levels for executives of peer companies. PM&P continued to serve in this role throughout 2015.

For all of the named executive officers, cash compensation amounts have been set to provide a certain degree of financial security to the named executive officers at levels that are believed to be competitive for similar positions in the marketplace in which we compete for management talent. In addition, the short-term cash bonus program has been designed to meaningfully reward strong annual company performance, in order to motivate participants to strive for continued company growth and profitability. In fiscal year 2015, the compensation program continued to evolve to support the Corporation’s and ESH REIT’s long-range business goals and growth strategies.

With respect to each of our named executive officers, the compensation package in place for fiscal year 2015 was generally established in connection with the named executive officer’s commencement of employment with either HVM (in the case of Messrs. Halkyard, Weissman and Donald) or ESA Management (in the case of Messrs. Lopez and Dent), either as set forth in an Executive Agreement or as negotiated as part of the terms of employment at such time. Mr. Donald entered into an Executive Agreement with HVM on February 21, 2012.

Mr. Halkyard was hired as HVM’s chief operating officer and entered into an Executive Agreement effective on September 30, 2013, which agreement was amended and restated in connection with his appointment from Interim Chief Financial Officer to Chief Financial Officer effective as of January 5, 2015. The employment term under Mr. Halkyard’s amended and restated Executive Agreement expired on September 30, 2015. Messrs. Lopez and Dent are parties to letter agreements with ESA Management which set forth the material terms of their employment. For Messrs. Halkyard and Donald, who had continued employment with ESA Management following the expiration of their Executive Agreements (for Mr. Halkyard, as amended and restated), the key terms of employment relating to compensation, short-term annual incentive compensation and ability to participate in generally available employee benefit plans generally remained consistent with the terms contained in the Executive Agreements (for Mr. Halkyard, as amended and restated). Following his transition into the role of Senior Advisor, Mr. Donald received compensation and benefits pursuant to the terms of his letter agreement as described in greater detail in the section entitled “Executive Agreements.”

In addition, Mr. Weissman and Mr. Donald received a grant of profit units under HVM’s equity incentive plan (“Profit Units”). In connection with the Pre-IPO Transactions, all Profit Units were converted into Paired Shares, which Paired Shares were subject to certain vesting conditions, holding requirements and/or restrictions on transfer, as described below in “—Equity Incentive Awards.” Each of our named executive officers other than Mr. Donald received awards of restricted stock units in 2015 pursuant to the terms of their letter agreements (for Mr. Halkyard, his Executive Agreement).

Elements of Compensation

The amount or potential amount of compensation payable pursuant to any element of the compensation package is evaluated and considered in the context of each other element of compensation payable to the named executive officer.

The main elements of the named executive officers’ compensation during fiscal year 2015, and the rationale for each, are as follows:

Element	Rationale
Base salary	Base salary provides a predictable level of current income to provide the executive with a certain amount of stability and assists the Corporation in attracting and retaining qualified executives.

Performance-based annual incentive opportunity	The annual incentive program is designed to reward the employee’s participation in the Company’s achievement of critical, relatively short-term financial performance goals as well as achievement of individual objectives.

Element	Rationale
Long-term equity-based awards	The equity incentive program, consisting primarily of restricted stock units, is designed to attract, retain, incentivize and motivate employees, including the named executive officers, to promote the success of our businesses by providing the participating individuals with proprietary interests in the Corporation and ESH REIT and to align the participants’ interests with the interests of the shareholders.

Participation in general employee benefit programs	A standard package of employee benefits is maintained by ESA Management to provide employees, including the named executive officers, with retirement savings opportunities, medical coverage and other reasonable welfare benefits.

Base Salary

Base salary is considered together with the annual cash incentive opportunity as part of a cash compensation package. Generally, the Corporation believes that the base salary level should be aligned with the named executive officer’s position, duties and experience, be reasonable relative to the other named executive officers’ base salaries and be set at a level that is competitive as compared to salaries for similar positions within companies or markets from which we recruit talent.

The Compensation Committee of the Corporation reviews the compensation of each of the named executive officers in May of each year, including base salary, and makes recommendations with respect to changes based on performance.

For fiscal year 2015, base salaries for the named executive officers were as follows: $1,000,000 for Mr. Lopez (prorated from August 24, 2015 through December 31, 2015); $566,500 for Mr. Halkyard; $350,000 for Mr. Dent; $235,000 for Mr. Weismann and $900,000 for Mr. Donald.

Cash Bonus Awards

Target Annual Incentive Awards

Each named executive officer is eligible to receive an annual incentive award to be determined based on the Company’s performance and individual performance. For the named executive officers, annual incentive awards for 2015 were determined pursuant to pre-determined goals as set forth in the Extended Stay America Incentive Plan for Senior Leadership (the “Incentive Plan”) pursuant to which participants are eligible to earn between 0% and 200% of annual base salary based on achievement of EBITDA goals (weighted at 100%). EBITDA goals for 2015 were set as follows: $588 million was the threshold; $607 million was the target; and $625 million was the maximum, with straight-line interpolation being applied for performance above threshold levels. For purposes of the annual incentive awards, “EBITDA” refers to Adjusted EBITDA of the Company. For purposes of the annual incentive awards, “EBITDA” refers to Adjusted EBITDA of the Company, as defined in our combined annual report on Form 10-K for the year ended December 31, 2015.

For 2015, Messrs. Halkyard, Dent and Donald were eligible to earn a target annual bonus equal to 100% (for Weissman, 35%) of their annual base salary. Pursuant to the terms of his letter agreement, Mr. Lopez was eligible to earn a target bonus of 100% of his annual base salary, prorated from August 24, 2015 through December 31, 2015, but in any event no less than $400,000 pursuant to the terms of his letter agreement. Following his transition to his role as Senior Advisor, Mr. Donald remained eligible to earn up to 100% of his annual base salary.

For 2015, the Compensation Committee of the Corporation determined that the Company’s EBITDA goals were achieved as to 99.5%. Messrs. Halkyard, Dent, Weissman and Donald earned bonuses of $558,668, $344,434, $86,839 and $895,500, respectively. Mr. Lopez was awarded a minimum target bonus of $400,000. The 2015 bonuses were paid in March 2016.

Equity Incentive Awards

As described above, Messrs. Donald and Weissman received a grant of Profit Units under HVM’s equity incentive plan, which Profit Units were converted into Paired Shares in connection with our initial public offering. The Profit Units were scheduled to vest 20% annually up to a maximum of 80% over four years, and would have fully vested upon a Change of Control Transaction (as defined in the Holdings limited liability company agreement). Pursuant to the terms of the Second Amended and Restated Restricted Paired Share Agreement (the “RPSA”), (i) the Profit Units that were subject to time-based vesting were converted into restricted Paired Shares that generally vest according to the same time-based vesting schedule that applied to such Profit Units, such that for each grant, 20% of the restricted Paired Shares subject to such grant continue to vest annually and (ii) the Profit Units that would have vested only upon a Change of Control Transaction became fully vested subject to a requirement of continued ownership through the date on which the holder’s restricted Paired Shares will vest in full (i.e., the fourth applicable annual vesting date). No new equity awards were granted in 2015 to Mr. Donald because the Compensation Committee of the Corporation determined that the existing Profit Units which were converted into Paired Shares provided Mr. Donald with competitive levels of equity compensation and aligned his interests with those of our shareholders. Pursuant to the terms of Mr. Donald’s letter agreement, following his transition to the role of Senior Advisor, Mr. Donald’s Paired Shares received in respect of Profit Units continued to vest through his departure date on February 29, 2016.

The Company maintains the Equity Incentive Plan, which was approved by our shareholders at the 2015 annual meeting of shareholders of the Corporation. The purpose of the Equity Incentive Plan is to assist the Company to attract, retain, incentivize and motivate officers and employees of, consultants to, and non-employee directors providing services to, the Corporation and its subsidiaries and affiliates and to promote the success of the Corporation’s business by providing such participating individuals with a proprietary interest in the performance of the Corporation and ESH REIT. The Corporation believes that this incentive program will cause participating officers, employees, consultants and non-employee directors to increase their interest in the welfare of the Corporation and ESH REIT and to align those interests with those of the stockholders of the Corporation and ESH REIT. The Equity Incentive Plan is administered by the Compensation Committee of the Corporation. Each of our named executive officers other than Mr. Donald has been awarded restricted stock units under the Equity Incentive Plan as described below.

On September 3, 2015, Mr. Lopez received (x) a grant of 100,000 service-based restricted stock units which will vest as to 33 1/3% on each of August 31, 2016, August 31, 2017 and August 31, 2018 (y) a grant of 500,000 performance-based restricted stock units with market vesting conditions which are eligible to vest as to a percentage between 0% and 150% based on achievement of an absolute total shareholder return target, which will vest on August 31, 2018.

On November 25, 2013, Mr. Halkyard received a grant of 198,972 service-based restricted stock units which vested as to 50% on September 30, 2014 and as to 50% on September 30, 2015. On March 3, 2014, Mr. Halkyard received a grant of 37,683 service-based restricted stock units which vested as to 25% on March 3, 2015 and March 3, 2016 and will vest as to 25% on each of March 3, 2017 and March 3, 2018. On March 16, 2015, Mr. Halkyard received a grant of 100,000 service-based restricted stock units which vested as to 50% on January 5, 2016 and will vest as to 50% on January 5, 2017. On May 21, 2015, Mr. Halkyard received (x) a grant of 11,100 service-based restricted stock units which vested as to 33 1/3% on March 12, 2016 and will vest as to 33 1/3% on each of March 12, 2017 and March 12, 2018, (y) a grant of 2,775 performance-based restricted stock units which vested on December 31, 2015 as to a percentage between 0% and 200% based upon achievement of an annual 2015 EBITDA target and (z) a grant of 8,325 performance-based restricted stock units with market vesting conditions which are eligible to vest as to a percentage between 0% and 150% based on achievement of a relative total shareholder return target, which will vest over a period ending December 31, 2018.

On May 21, 2015, Mr. Dent received (x) a grant of 6,054 service-based restricted stock units which vested as to 33 1/3% on March 12, 2016 and will vest as to 33 1/3% on each of March 12, 2017 and March 12, 2018, (y) a grant of 1,513 performance-based restricted stock units which vested on December 31, 2015 as to a percentage between 0% and 200% based upon achievement of an annual 2015 EBITDA target and (z) a grant of 4,541 performance-based restricted stock units with market vesting conditions which are eligible to vest as to a percentage between 0% and 150% based on achievement of a relative total shareholder return target, which will vest on December 31, 2018.

On May 21, 2015, Mr. Weissman received (x) a grant of 1,423 service-based restricted stock units which vested as to 33 1/3% on March 12, 2016 and will vest as to 33 1/3% on each of March 12, 2017 and March 12, 2018, (y) a grant of 355 performance-based restricted stock units which vested on December 31, 2015 as to a percentage between 0% and 200% based upon achievement of an annual 2015 EBITDA target and (z) a grant of 1,067 performance-based restricted stock units with market vesting conditions which are eligible to vest as to a percentage between 0% and 150% based on achievement of a relative total shareholder return target, which will vest on December 31, 2018.

Vested restricted stock units are generally settled in Paired Shares on March 15th (for Mr. Lopez, the September 15th) following the applicable vesting date.

With respect to the performance-based restricted stock units granted to Messrs. Lopez, Halkyard, Dent and Weissman based upon achievement of an annual 2015 EBITDA, the 2015 target was $607 million. For 2015, the Company’s targets were achieved as to 99.5%, and therefore the awards were vested 97.5%.

Benefit Programs

The Corporation offers executive officers who reside and work in the United States, including the named executive officers, participation in health and welfare benefit programs in the same manner as other employees, including participation in ESA Management’s 401(k) Plan. Pursuant to the 401(k) Plan, executive officers are eligible to receive employer matching contributions, which vest over an employee’s initial five-year service period. Each of the named executive officers other than Mr. Donald participates in the 401(k) Plan. Messrs. Dent and Lopez began participating in the 401(k) Plan on August 1, 2015 and January 1, 2016, respectively.

Perquisites

We provide limited perquisites to our named executive officers when determined to be necessary and appropriate, including payment of certain relocation expenses for executives who were not located in Charlotte, North Carolina at the time of their hiring. During 2015, ESA Management reimbursed Mr. Lopez, Mr. Dent and Mr. Donald for reasonable transportation expenses incurred in connection with their commuting to Charlotte, North Carolina. Pursuant to the terms of his letter agreement, Mr. Lopez is entitled to a housing allowance of $3,000 per month and a related gross-up for such amount, which benefit shall be continued for so long as he continues to commute to Charlotte, North Carolina. Pursuant to the term of his letter agreement, Mr. Dent is entitled to a housing allowance of $2,000 per month and a related gross-up for such amount, which benefit shall be continued for so long as he continues to commute to Charlotte, North Carolina.

Termination Arrangements

Each of the named executive officers is entitled to severance benefits as a participant under the Severance Plan. In addition, each of the named executive officers is entitled to benefits upon a Change in Control pursuant to their equity award agreements as described under “—Potential Payments Upon Termination or Change in Control.”

Actions in 2016

Following a review of the overall executive compensation package of each of our named executive officers, the Compensation Committee of the Corporation determined that it was appropriate for each of our named executive officers other than Mr. Donald to receive grants of restricted stock units, which were approved by the Compensation Committee of the Corporation on February 24, 2016, pursuant to the Equity Incentive Plan.

Impact of Tax Consideration on Compensation

Section 162(m) of the Code limits the Corporation’s deduction for compensation paid to the named executive officers (with the exception of the chief financial officer) named in the Summary Compensation Table to $1 million during the tax year, subject to certain permitted exceptions. The Equity Incentive Plan has been structured so that awards of stock options, stock appreciation rights and certain performance awards may be granted in a manner that satisfies the exception under Section 162(m) of the Code for “qualified performance-based compensation,” and similarly, the Corporation’s Annual Incentive Plan has been structured so that annual performance-based incentive awards made thereunder would also satisfy the exception under Section 162(m). However, although the Compensation Committee of the Corporation will consider the impact of Section 162(m) of the Code in making its compensation decisions, it believes the tax deduction is only one of several relevant considerations in setting compensation. Accordingly, if it is deemed appropriate to provide compensation that does not constitute qualified performance based compensation, the Compensation Committee of the Corporation may do so and, in such event, certain portions of compensation paid to the named executive officers may not be deductible for federal income tax purposes by reason of Section 162(m) of the Code.

Summary Compensation Table

The following table sets forth the total compensation paid to the named executive officers by ESA Management (or HVM, prior to the completion of our initial public offering) for the services performed during the fiscal years ended December 31, 2015, December 31, 2014 and December 31, 2013. As described above, pursuant to the Services Agreement, ESH REIT reimburses ESA Management a pro rata portion of the personnel costs attributable to the named executive officers.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total($)
Gerardo I. Lopez,	2015	$356,164	(2)	$400,000	(3)	$4,449,000	—	$51,482	(4)	$5,256,646
President and Chief Executive Officer

Jonathan S. Halkyard,	2015	$560,714		—		$2,344,423	$558,668	$83,240	(5)	$3,547,045
Chief Financial Officer	2014	$550,000		—		$949,988	$47,973	$197,035		$1,744,996
	2013	$126,900		$1,525,400		$4,791,246	—	$11,668		$6,455,214

John R. Dent,	2015	$350,000		—		$238,574	$344,434	$72,660	(6)	$1,005,668
General Counsel & Corporate Secretary

Howard J. Weissman,	2015	$229,972		—		$56,057	$86,839	$5,595	(7)	$378,463
Corporate Controller and Chief Accounting	2014	$207,355		—		—	$14,063	$5,434		$226,852
	2013	$200,913		—		—	$50,077	$5,890		$256,880

Officer

Name and Principal Position	Year	Salary ($)			Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)			Total($)

James L. Donald,	2015		$762,904	(8)	—	—		$895,500		$49,119	(9)		$1,707,523
Former Chief Executive Officer	2014 2013	$ $	900,000 900,000		— —	— —	$	— 450,000	$ $	34,103 20,815		$ $	934,103 1,370,815

(1)	The amounts included in the “Stock Awards” column represent the grant date fair value of the restricted stock units granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 13—Equity-Based Compensation to the audited consolidated financial statements of ESH Hospitality, Inc. included in the combined annual report on Form 10-K for the fiscal year ended December 31, 2015 of the Corporation and ESH REIT.
(2)	This amount represents the pro-rated amount of base salary earned commencing August 24, 2015, Mr. Lopez’s start date.
(3)	Pursuant to the terms of Mr. Lopez’s letter agreement entered into in connection with his commencement of employment on August 24, 2015, this amount represents the guaranteed minimum portion of his 2015 bonus payment under the Incentive Plan.
(4)	This amount includes (i) $21,903, which represents relocation costs incurred by Mr. Lopez in connection with his relocation to Charlotte, North Carolina, (ii) $20,922, which represents Mr. Lopez’s cost of living allowance, and (iii) $8,657, which represents the cost of travel to and from Charlotte, North Carolina.
(5)	This amount includes (i) $74,057, which represents distributions received in respect of Paired Shares received following settlement of Mr. Halkyard’s vested restricted stock units, (ii) $9,000, which represents matching contributions made to the 401(k) Plan on behalf of Mr. Halkyard and (iii) $183, which represents life insurance premiums paid by ESA Management on behalf of Mr. Halkyard.
(6)	This amount includes (i) $46,833, which represents Mr. Dent’s cost of living allowance and related gross-up amount, (ii) $22,115, which represents the cost of travel to and from Charlotte, North Carolina, (iii) $3,635, which represents matching contributions made to the 401(k) Plan on behalf of Mr. Dent and (iv) $77, which represents life insurance premiums paid by ESA Management on behalf of Mr. Dent.
(7)	This amount includes (i) $5,412, which represents matching contributions made to the 401(k) Plan on behalf of Mr. Weissman and (ii) $183, which represents life insurance premiums paid by ESA Management on behalf of Mr. Weissman.
(8)	This amount represents the pro-rated amount of base salary earned during 2015, taking into account Mr. Donald’s resignation as CEO and commencement as Senior Advisor.
(9)	This amount includes (i) $31,961, which represents Mr. Donald’s cost of living allowance and related gross up amount, (ii) $16,975, which represents the cost of travel to and from Charlotte, North Carolina, and (iii) $183, which represents life insurance premiums paid by ESA Management on behalf of Mr. Donald.

Grants of Plan-Based Awards

The following table summarizes the awards granted to each of the named executive officers during the fiscal year ended December 31, 2015. The estimated possible payouts of the non-equity incentive plan awards in 2015 and the performance measures used to calculate such awards are discussed above in the section entitled “Cash Bonus Awards.”

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards				All Other Stock Awards: Number of Paired Shares of Stock or Units (#)		Grant Date Fair Value of Paired Shares of Stock or Units(2)
		Threshold ($)(1)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Gerardo I. Lopez	9/3/2015	$400,000	$1,000,000	$2,000,000	—	—	—		—		—
	9/3/2015	—	—	—	—	—	—		100,000	(3)	$1,829,000
	9/3/2015	—	—	—	250,000	500,000	750,000	(4)	—		$2,620,000

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards				All Other Stock Awards: Number of Paired Shares of Stock or Units (#)		Grant Date Fair Value of Paired Shares of Stock or Units(2)
		Threshold ($)(1)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jonathan S. Halkyard		$0	$566,500	$1,133,000	—	—	—		—		—
	3/16/2015	—	—	—	—	—	—		100,000	(5)	$1,907,000
	5/21/2015	—	—	—	—	—	—		11,100	(6)	$211,677
	5/21/2015	—	—	—	1,388	2,775	5,550	(7)	—		$52,919
	5/21/2015	—	—	—	4,163	8,325	12,488	(8)	—		$172,827
John R. Dent		$0	$260,000	$520,000	—	—	—		—		—
	5/21/2015	—	—	—	—	—	—		6,054	(6)	$115,450
	5/21/2015	—	—	—	757	1,513	3,026	(7)	—		$28,853
	5/21/2015	—	—	—	2,271	4,541	6,812	(8)	—		$94,271
Howard J. Weissman		$0	$82,250	$164,500	—	—	—		—		—
	5/21/2015	—	—	—	—	—	—		1,423	(6)	$27,137
	5/21/2015	—	—	—	178	355	710	(7)	—		$6,770
	5/21/2015	—	—	—	534	1,067	1,601	(8)	—		$22,151
James L. Donald	—	$0	$900,000	$1,800,000	—	—	—		—		—

(1)	With respect to Mr. Lopez, the amount in this column represents the minimum amount payable for 2015 pursuant to the terms of his letter agreement.
(2)	The amounts included in this column represent the grant date fair value computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 14—Equity-Based Compensation to the audited consolidated and combined financial statements of Extended Stay America, Inc. included in the combined annual report on Form 10-K for the fiscal year ended December 31, 2015 of the Corporation and ESH REIT.
(3)	Represents Mr. Lopez’s grant of service-based restricted stock units made on September 3, 2015. Under the terms of the award agreement, one-third of Mr. Lopez’s restricted stock units are scheduled to vest on each of August 31, 2016, August 31, 2017, and August 31, 2018.
(4)	Represents Mr. Lopez’s grant of performance-based restricted stock units with market vesting conditions made on September 3, 2015. Under the terms of the award agreement, the restricted stock units vest on August 31, 2018, with the ability to earn Paired Shares in a range of 0% to 150% of the awarded number of restricted stock units based on linear interpolation of the absolute total shareholder return of a Paired Share.
(5)	Represents grants of service-based restricted stock units made on March 16, 2015. Under the terms of the award agreement, one-half of the restricted stock units are scheduled to vest on each of January 5, 2016 and January 5, 2017.
(6)	Represents grants of service-based restricted stock units made on May 21, 2015. Under the terms of the award agreements, one-third of the restricted stock units are scheduled to vest on each of March 12, 2016, March 12, 2017, and March 12, 2018.
(7)	Represents grants of performance-based restricted stock units with annual EBITDA performance vesting conditions made on May 21, 2015. Under the terms of the award agreements, the restricted stock units vested on December 31, 2015, with the ability to earn Paired Shares in a range of 0% to 200% of the awarded number of restricted stock units based on linear interpolation of the achievement of an annual EBITDA performance target. For 2015, these awards vested as to 97.5%.
(8)	Represents grants of performance-based restricted stock units with market vesting conditions made on May 21, 2015. Under the terms of the award agreements, the restricted stock units are scheduled to vest on December 31, 2018, with the ability to earn Paired Shares in a range of 0% to 150% of the awarded number of restricted stock units based on linear interpolation of the total shareholder return of a Paired Share relative to the total shareholder return of other publicly traded lodging companies identified in the award agreements.

Executive Agreements

As described above, Messrs. Donald and Halkyard are or were party to Executive Agreements which were entered into prior to the completion of our initial public offering, which Executive Agreements set forth the terms of their employment. In connection with his appointment as Chief Financial Officer, Mr. Halkyard’s Executive

Agreement was amended and restated as the Restated CFO Agreement, effective as of January 5, 2015. The employment term under the Restated CFO Agreement expired on September 30, 2015. Messrs. Lopez and Dent are parties to letter agreements, the terms of which are described below. Mr. Weissman is not party to an Executive Agreement.

As part of the Corporation’s transition away from the Executive Agreements, ESA Management provided notice of its intent not to renew Mr. Donald’s Executive Agreement, and the employment terms under that Executive Agreement expired on February 20, 2015. Following the termination of his Executive Agreement, Mr. Donald entered into a participation agreement under the Severance Plan, which entitled him to severance upon a qualifying termination. Messrs. Halkyard, Dent and Weissman also entered into a participation agreement under the Severance Plan, which entitles them to severance upon a qualifying termination. The terms of employment for Mr. Donald have generally remained consistent with those terms contained in the Executive Agreements relating to compensation, short-term annual incentive compensation and ability to participate in generally available employee benefit plans, except as described below.

Pursuant to the terms of his Executive Agreement, in 2015, Mr. Donald was entitled to reimbursement of all documented, reasonable transportation expenses incurred in connection with his commute to Charlotte, North Carolina, as well as complimentary lodging at an Extended Stay America owned hotel, which he remained entitled to following the expiration of his Executive Agreement.

Upon his resignation as Chief Executive Officer, Mr. Donald entered into a letter agreement under which he agreed to remain employed as Senior Advisor through February 29, 2016. Under the terms of his letter agreement, Mr. Donald was paid $320,548, representing his annual base salary of $900,000 prorated for the 130 days from August 24 through December 31, 2015 and paid evenly over the 190 days from August 24, 2015 through February 29, 2016. Mr. Donald remained eligible for an annual incentive payment based on 2015 actual results as calculated under the Extended Stay America, Inc. Annual Incentive Plan. Pursuant to the Second Amended & Restated Restricted Paired Share Agreement, Mr. Donald’s outstanding and unvested 150,422 Paired Shares vested on February 21, 2016.

Pursuant to his Executive Agreement, in 2014, Mr. Halkyard was entitled to reimbursement of documented, reasonable relocation expenses incurred in connection with his relocation to Charlotte, North Carolina, as well as reimbursement of all documented, reasonable transportation expenses incurred in connection with his commute to Charlotte, North Carolina, and complimentary lodging at an Extended Stay America owned hotel prior to such relocation. On December 16, 2014, Mr. Halkyard entered into the Restated CFO Agreement, which became effective on January 5, 2015. The terms of the Restated CFO Agreement are generally consistent with the terms of his Executive Agreement, except as described herein. Pursuant to the terms of the Restated CFO Agreement, the automatic renewal term feature which had been in his Executive Agreement was eliminated and the employment terminated on September 30, 2015. In addition, the Restated CFO Agreement eliminates Mr. Halkyard’s entitlement to (i) reimbursement of all documented, reasonable transportation expenses incurred in connection with his commute to Charlotte, North Carolina and (ii) complimentary lodging at an Extended Stay America owned hotel. Pursuant to the terms of the Restated CFO Agreement, Mr. Halkyard received a grant of 100,000 restricted stock units on March 16, 2015 which is scheduled to vest 50% on each anniversary of the date of grant, provided, that, in the event Mr. Halkyard is terminated by ESA Management without Cause or by Mr. Halkyard for Good Reason during the term of the Restated CFO Agreement, the restricted stock units will vest in full as of the date of such termination.

Each of our named executive officers is bound by perpetual confidentiality and non-disparagement restrictions pursuant to the terms of the Severance Plan, provided, that, such entitlement for Mr. Donald ceased upon his entry into his letter agreement. Participants in the Severance Plan are bound by non-solicitation and non-competition restrictions that extend for the one-year period following a termination by ESA Management without Cause or by the executive for Good Reason.

In addition, in 2015, each of the named executive officers was entitled to severance upon certain termination of employment events pursuant to the Severance Plan, provided, that, such entitlement for Mr. Donald ceased upon his entry into his letter agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of securities underlying the equity awards held by each of the named executive officers as of the fiscal year ended December 31, 2015.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Paired Shares, Units or Other Rights that Have Not Yet Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Paired Shares, Units or Other Rights that Have Not Yet Vested ($)(1)
Gerardo I. Lopez	100,000	(2)(3)	$1,590,000	250,000	(2)(4)	$3,975,000
Jonathan S. Halkyard	139,362	(5)(6)	$2,215,856	6,868	(5)(7)	$109,201
John R. Dent	6,054	(5)(8)	$96,259	3,746	(5)(9)	$59,561
Howard J. Weissman	1,423	(5)(10)	$22,626	880	(5)(11)	$13,992
James L. Donald	150,422	(12)(13)	$2,391,710	—		$—

(1)	As of December 31, 2015, the fair market value of a Paired Share was $15.90.
(2)	Mr. Lopez’s vested restricted stock units will be settled on the 15th day of September (or, in any year when the 15th day of September falls on a non-business day, the business day immediately prior to such date) immediately following the applicable vesting date.
(3)	100,000 of Mr. Lopez’s service-based restricted stock units are scheduled to vest as to 33 1/3% on each of August 31, 2016, August 31, 2017, and August 31, 2018.
(4)	For Mr. Lopez, the restricted stock units included in this column include restricted stock that may vest based on threshold performance of the vesting conditions described in the Grants of Plan-Based Awards Table.
(5)	Vested restricted stock units granted under the Equity Incentive Plan will be settled on the 15th day of March (or, in any year when the 15th day of March falls on a non-business day, the business day immediately prior to such date) next following the applicable vesting date.
(6)	Mr. Halkyard’s service-based restricted stock units are scheduled to vest as follows: (i) 50,000 on January 5, 2016, (ii) 9,420 on March 3, 2016, (iii) 3,700 on March 12, 2016, (iv) 50,000 on January 5, 2017, (v) 9,421 on March 3, 2017, (vi) 3,700 on March 12, 2017, (vii) 9,421 on March 3, 2018, and (viii) 3,700 on March 12, 2018. 99,486 of Mr. Halkyard’s restricted stock units, which vested on September 30, 2015, were settled on March 15, 2016. 50,000, 9,420 and 3,700 of Mr. Halkyard’s restricted stock units, which vested on January 5, 2016, March 3, 2016 and March 12, 2016, respectively, were settled on March 15, 2016. 9,420 of Mr. Halkyard’s restricted stock units, which vested on March 3, 2015 were settled on March 13, 2015.
(7)	For Mr. Halkyard, the restricted stock units included in this column include restricted stock that may vest based on threshold performance of the vesting conditions described in the Grants of Plan-Based Awards Table, except for 2,705 shares that actually vested at 97.5% based on 2015 performance and which were settled on March 15, 2016.
(8)	Mr. Dent’s service-based restricted stock units are scheduled to vest as follows: (i) 2,018 on March 12, 2016, (ii) 2,018 on March 12, 2017, and (iii) 2,018 on March 12, 2018. 2,018 of Mr. Dent’s restricted stock units, which vested on March 12, 2016, were settled on March 15, 2016.
(9)	For Mr. Dent, the restricted stock units included in this column include restricted stock that may vest based on threshold performance of the vesting conditions described in the Grants of Plan-Based Awards Table, except for 1,475 shares that actually vested at 97.5% based on 2015 performance and which were settled on March 15, 2016.
(10)	Mr. Weissman’s service-based restricted stock units are scheduled to vest as follows: (i) 475 on March 12, 2016, (ii) 474 on March 12, 2017, and (iii) 474 on March 12, 2018. 475 of Mr. Weissman’s restricted stock units, which vested on March 12, 2016, were settled on March 15, 2016.
(11)

For Mr. Weissman, the restricted stock units included in this column include restricted stock that may vest based on threshold performance of the vesting conditions described in the Grants of Plan-Based Awards Table, except for 346 shares that actually vested at 97.5% based on 2015 performance and which were settled on March 15, 2016.

(12)	In connection with the Pre-IPO Transactions, all Profit Units that were outstanding immediately prior to November 12, 2013 were converted into Paired Shares with an equivalent value. Pursuant to the terms of the RPSA, the Paired Shares generally vest in accordance with the same time-based vesting schedule that applied to the Profit Units, except that (i) all Paired Shares received in respect of the Profit Units which were vested immediately prior to November 12, 2013 were generally received free and clear of restrictions and (ii) all Paired Shares received in respect of the Profit Units that were scheduled to vest only upon a Change of Control Transaction were deemed immediately vested and received free and clear of restrictions except that such Paired Shares are generally subject to a requirement of continued ownership with respect to such Paired Shares through the date on which all of the Paired Shares subject to continued time-vesting fully vest (i.e., through the fourth applicable annual vesting date that had applied to the Profit Units). In addition, all Paired Shares are subject to holding requirements set forth in the share ownership guidelines.
(13)	Pursuant to the terms of the RPSA, 150,422 Paired Shares vested on February 21, 2016.

Stock Vested or Settled

The following table summarizes the vested or settled Paired Shares acquired by each of the named executive officers during the fiscal year ended December 31, 2015.

	Stock Awards
	Number of Paired Shares Acquired on Vesting or Settlement (#)		Value Realized on Vesting or Settlement ($)
Gerardo I. Lopez	—		—
Jonathan S. Halkyard	108,907	(1)	$2,050,718
John R. Dent	—		—
Howard J. Weissman	10,028		$155,338
James L. Donald	150,421	(2)	$3,004,425

(1)	Represents Paired Shares received in settlement of vested restricted stock units granted under the Equity Incentive Plan.
(2)	Represents Paired Shares received in respect of Profit Units in connection with the completion of our initial public offering, which vest in accordance with the terms of the RPSA.

Potential Payments Upon Termination or Change in Control

The summary description and tables below describe the arrangements that were in effect for each of our named executive officers as of December 31, 2015. As of such date, (i) Messrs. Lopez, Halkyard, Dent and Weissman were subject to the terms of the Severance Plan and (ii) Mr. Donald was subject to the terms of his letter agreement.

Severance Plan (Messrs. Lopez, Halkyard, Dent and Weissman)

The Severance Plan provides that in the event a participant is terminated without Cause or by the participant for Good Reason, the named executive officer shall be entitled to the following payments and benefits (collectively, the “Severance Plan Benefits”), subject to execution and delivery of a release of claims:

•	a cash payment equal to the sum of (A) 1.0 x annual base salary in effect immediately prior to the date of termination, and (B) 1.0 x target annual bonus for the year in which termination occurs, payable in a single lump sum within sixty (60) days following the date of termination (for Mr. Lopez, 1.5 x in both instances and for Mr. Weissman, .5 x in regard to (A) and zero payment in regard to (B));

•

continued eligibility to participate in ESA Management’s group health plans pursuant to COBRA, provided, that, for 12 months following the date of termination, the participant shall be responsible for the payment of the portion of the costs associated with such health coverage continuation equal to the amount paid by an active employee for similar coverage and ESA Management shall pay the balance of the cost for such coverage, provided, further, that ESA Management’s obligation to pay such balance shall cease if the named executive officer becomes eligible to receive group health benefits under a program of a subsequent employer or otherwise; and

•	payment for executive outplacement services provided by a firm to be determined by ESA Management in its sole discretion for a period of six months following the date of termination.

Letter Agreement (Mr. Donald)

Mr. Donald was not entitled to any severance payments following his resignation. The letter agreement did not entitle Mr. Donald to any payments or benefits other than a continuation of his salary and benefits and continued vesting in his Paired Shares received in respect of Profit Units through the term of the agreement. The value of the payments and benefits received by Mr. Donald through December 31, 2015 are included in the amounts reported in the Summary Compensation Table.

Equity Awards

Prior to the completion of our initial public offering, Mr. Weissman and Mr. Donald had been awarded grants of Profit Units. As noted herein, in connection with the Pre-IPO Transactions, the Profit Units were converted into Paired Shares that generally vest according to the same time-based vesting schedules that applied to the Profit Units, except that (i) any Paired Shares received in respect of vested Profit Units were generally received free and clear of restrictions and (ii) any Paired Shares received in respect of Profit Units that were scheduled to vest only upon a Change of Control Transaction were deemed immediately vested and received free and clear of restrictions except that such Paired Shares are generally subject to a requirement of continued ownership with respect to such Paired Shares through the date on which all of the Paired Shares subject to continued time-vesting fully vest (i.e., through the fourth applicable annual vesting date that had applied to the Profit Units). Any restricted Paired Shares will immediately vest upon a Change in Control, as defined below.

Upon a Change in Control, Mr. Lopez’s, Mr. Halkyard’s, Mr. Dent’s and Mr. Weissman’s restricted stock units which are not vested as of the date of the Change in Control would vest immediately upon such Change in Control.

	Base Salary	Bonus Amount	Benefits Continuation(1)	Equity Acceleration(2)	Total
	Upon Termination by ESA Management without Cause or by the Executive for Good Reason
Gerardo I. Lopez	$1,500,000	$1,500,000	$7,182	—	$3,007,182
Jonathan S. Halkyard	$566,500	$566,500	$7,182	$795,000	$1,935,182
John R. Dent	$350,000	$350,000	$7,182	—	$707,182
Howard J. Weissman	$117,500	$—	$6,781	—	$124,281

	Upon Termination by ESA Management without Cause or by the Executive for Good Reason in connection with a Change in Control(3)
Gerardo I. Lopez	$1,500,000	$1,500,000	$7,182	$9,540,000	$12,547,182
Jonathan S. Halkyard	$566,500	$566,500	$7,182	$2,258,291	$3,398,473
John R. Dent	$350,000	$350,000	$7,182	$168,461	$875,643
Howard J. Weissman	$117,500	$—	$6,781	$39,591	$163,872

(1)	With respect to Mr. Halkyard, amounts in this column represent the reimbursement payments equal to the value of the benefits that would have been provided under the terms of the Restated CFO Agreement had such termination not occurred (including COBRA). With respect to the other named executive officers, amounts in this column represent the value of the benefits continuation and executive outplacement services provided under the Severance Plan.

(2)	Amounts in this column represent the value of the acceleration of Paired Shares which were unvested and restricted stock units which were outstanding as of December 31, 2015. As of December 31, 2015, the fair market value of a Paired Share was $15.90.
(3)	The equity acceleration reflected in this section of the table occurs upon a Change in Control (assumed to occur on December 31, 2015), whether or not there is a termination of employment.

For purposes of the equity awards, the terms below are generally defined as follows:

•	“Change in Control” is defined in the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan and generally means the occurrence of any of the following events with respect to the Corporation: (a) any person (other than the Sponsors or any person in connection with a non-control transaction as defined below) acquires securities of the Corporation representing fifty percent or more of the combined voting power of the Corporation’s then outstanding voting securities; (b) a majority of the members of the board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the board of directors serving immediately prior to such appointment or election; (c) any merger, consolidation or reorganization, unless shareholders immediately before such merger, consolidation or reorganization continue to own at least a majority of the combined voting power of such surviving entity following the transaction; (d) a complete liquidation or dissolution; or (e) sale or disposition of all or substantially all of the assets. A “non-control transaction” generally includes any transaction in which (a) shareholders immediately before such transaction continue to own at least a majority of the combined voting power of such resulting entity following the transaction; (b) a majority of the members of the board of directors immediately before such transaction continue to constitute at least a majority of the board of the surviving entity following such transaction; or (c) with certain exceptions, no person other than a Sponsor or any person who had beneficial ownership of more than fifty percent of the combined voting power of the Corporation’s then outstanding voting securities immediately prior to such transaction has beneficial ownership of more than fifty percent of the combined voting power of the surviving entity’s outstanding voting securities immediately after such transaction.

For purposes of the Severance Plan and certain of Mr. Halkyard’s restricted stock units, the terms below are generally defined as provided below:

•	“Cause” means with respect to the termination of a participant by ESA Management, such participant’s (i) refusal or neglect to perform substantially his employment-related duties or services, (ii) personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) indictment for, conviction of or entering a plea of guilty or nolo contendere to a crime constituting a felony or his willful violation of any applicable law (other than a traffic violation or other offense or violation outside of the course of employment or services to the Company which does not adversely affect the Company or its reputation or the ability of the participant to perform his employment-related duties or services or to represent the Company), (iv) failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or (v) material breach of any written covenant or agreement with the Company not to disclose any information pertaining to the Company or not to compete or interfere with the Company.

•

“Good Reason” means any of the following, without the participant’s written consent: (a) a material diminution in a participant’s base salary; (b) a material diminution in a participant’s authority, duties or responsibilities; (c) a material change in the geographic location at which the participant must perform the services; or (d) any other action or inaction that constitutes a material breach by the service recipient of the agreement under which the participant provides services; provided, however, that a termination by the participant for any of the reasons listed in (a) through (d) above shall not constitute termination for Good Reason unless the participant shall first have delivered to ESA Management written notice setting forth with specificity the occurrence deemed to give rise to a right to terminate for Good Reason (which notice must be given no later than sixty (60) days after the initial occurrence of such event), and ESA Management fails to cure such event within thirty (30) days after receipt of this written notice. The participant’s employment must be terminated for Good Reason within one hundred twenty (120) days after the occurrence of an event of Good Reason. A resignation by the participant for Good Reason effectively constitutes an involuntary separation from service within the meaning of Section 409A of the Code and Treas. Reg. Section 1.409A-1(n)(2). Good Reason shall not include the participant’s death or disability.

The Report of the Compensation Committee

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Douglas G. Geoga, Chairman

Kevin W. Dinnie

Ty E. Wallach

Director Compensation

Prior to the completion of our initial public offering, each of the non-voting managers of the board of managers of Holdings was entitled to receive an annual cash fee of $75,000 for services rendered on the board of managers of Holdings. In addition, each non-voting manager received a grant of Profit Units upon his appointment as a manager. The terms of the Profit Units are substantially similar to the terms of the Profit Units granted to the named executive officers, as described under “—Equity Incentive Awards.” As described herein, in connection with the Pre-IPO Transactions, all Profit Units that were outstanding immediately prior to November 12, 2013 were converted into Paired Shares with an equivalent value. Pursuant to the terms of the RPSA, the Paired Shares vest in accordance with the same time-based vesting schedule that applied to the Profit Units, except that (i) all Paired Shares received in respect of Profit Units which were vested as of immediately prior to November 12, 2013 were generally received free and clear of restrictions and (ii) all Paired Shares received in respect of the Profit Units that were scheduled to vest only upon a Change of Control Transaction were deemed immediately vested and received free and clear of restrictions except that such Paired Shares are generally subject to a requirement of continued ownership with respect to such Paired Shares through the date on which all of the Paired Shares subject to continued time-vesting fully vest (i.e., through the fourth applicable annual vesting date that had applied to the Profit Units). In addition, all Paired Shares are subject to holding requirements set forth in the applicable lock-up agreements and share ownership guidelines.

Following the completion of our initial public offering, the Compensation Committee adopted ESH REIT’s director compensation program which provides that each of the independent directors will receive an annual cash retainer of $65,000. Mr. Geoga will receive an additional $20,000 for serving as Chairman of the Board, Mr. Wallman will receive an additional $15,000 for serving as Audit Committee Chair, and Ms. Palmer will receive an additional $15,000 for serving as Nominating and Corporate Governance Committee Chair. The director compensation program also provides that each of the independent directors will receive an annual equity retainer with a value of $75,000. Mr. Geoga did not receive an equity award in 2015 because he was believed to be sufficiently compensated for his services as a director through his prior equity grant.

The table below sets forth the portion of the compensation paid to the members of the Board that is attributable to services performed during the fiscal year ended December 31, 2015.

Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)		All Other Compensation ($)	Total ($)
Douglas G. Geoga,	$85,000	—		—	$85,000
Chairman of the Board

Richard F. Wallman,	$80,000	$74,538	(2)	—	$154,538
Director

Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)		All Other Compensation ($)	Total ($)

Lisa Palmer,	$71,500	$74,538	(3)	—	$146,038
Director
Ty E. Wallach,	—	—		—	—
Director(4)

Kevin W. Dinnie,	—	—		—	—
Director(4)

Christopher K. Daniello,	—	—		—	—
Director(4)

(1)	The amounts included in the “Stock Awards” column represent the grant date fair value of the Paired Shares granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 13—Equity-Based Compensation to the audited consolidated financial statements of ESH Hospitality, Inc. included in the combined annual report on Form 10-K for the year ended December 31, 2015 of the Corporation and ESH REIT.
(2)	On June 5, 2015, Mr. Wallman was granted 3,776 restricted stock units. These restricted stock units are scheduled to vest annually over a three-year period such that one-third of the restricted stock units will vest on each of June 5, 2016, June 5, 2017 and June 5, 2018. Vested restricted stock units will be settled in Paired Shares on March 15th next following the applicable vesting date . In addition, as of December 31, 2015, Mr. Wallman held 6,014 Paired Shares received in respect of his Profit Units converted in connection with the Pre-IPO Transactions that are scheduled to vest on May 22, 2016.
(3)	On June 5, 2015, Ms. Palmer was granted 3,776 restricted stock units. These restricted stock units are scheduled to vest annually over a three-year period such that one-third of the restricted stock units will vest on each of June 5, 2016, June 5, 2017 and June 5, 2018. Vested restricted stock units will be settled in Paired Shares on March 15th next following the applicable vesting date. In addition to restricted stock units granted during 2015, as of December 31, 2015, Ms. Palmer held 1,944 restricted stock units that are scheduled to vest as follows: (i) 648 on August 18, 2016; (ii) 648 on August 18, 2017; and (iii) 648 on August 18, 2018.
(4)	Mr. Wallach, Mr. Dinnie and Mr. Daniello did not receive any compensation for services rendered during 2015 as directors of ESH REIT.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2015 with respect to the Paired Shares that may be issued under our existing equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	10,145	(1)	—	6,050,035	(2)
Equity compensation plans not approved by security holders

Total	10,145	(1)	—	6,050,035	(2)

(1)	Includes 10,145 Paired Shares underlying time-vesting restricted stock unit awards made under the amended and restated ESH Hospitality, Inc. Long-Term Incentive Plan.
(2)	This number represents the aggregate number of securities available for future issuance under the amended and restated ESH Hospitality, Inc. Long-Term Incentive Plan and amended and restated Extended Stay America, Inc. Long-Term Incentive Plan.

STOCK

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Corporation and ESH REIT shares of capital stock as of April 7, 2016 by:

•	each of the directors of ESH REIT;

•	each of the named executive officers of ESH REIT;

•	each shareholder known to us to own beneficially more than 5% of the outstanding shares of the Corporation and ESH REIT shares of capital stock; and

•	all of the executive officers and directors of ESH REIT as a group.

Percentage of class beneficially owned is based on 202,633,795 Paired Shares, 250,493,583 shares of Class A common stock of ESH REIT and 21,202 shares of Corporation mandatorily redeemable preferred stock (“voting preferred stock”) outstanding as of April 7, 2016.

No individual entity owns, actually or constructively, more than 9.8% of the Paired Shares, as provided in the respective charters of the Corporation and ESH REIT.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Unless indicated below, to our knowledge, the persons and entities that the table names have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Paired Shares issuable upon the settlement of restricted stock units occurring within 60 days of the date of this Proxy Statement are deemed to be outstanding and to be beneficially owned by the person holding the restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the business address for each of our beneficial owners is c/o ESH Hospitality, Inc., 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277:

	CORPORATION				ESH REIT†
	Shares of Common Stock Beneficially Owned		Shares of Voting Preferred Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Total Shares of Common Stock Beneficially Owned		Paired Shares Beneficially Owned
Name and Address	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent
Investment funds affiliated with Centerbridge Partners, L.P.(1)	42,661,591	21.1%	7,035	33.2%	42,661,591	21.1%	42,661,591	9.4%	42,661,591	21.1%
c/o Centerbridge Partners, L.P. 375 Park Avenue, 12th Fl., New York, New York 10152
Investment funds and accounts affiliated with Paulson & Co. Inc.(2)	42,661,591	21.1%	7,036	33.2%	42,661,591	21.1%	42,661,591	9.4%	42,661,591	21.1%
c/o Paulson & Co. Inc. 1251 Avenue of the Americas, New York, New York 10020
Partnerships affiliated with The Blackstone Group, L.P.(3)	42,637,206	21.0%	7,034	33.2%	42,637,206	21.0%	42,637,206	9.4%	42,637,206	21.0%
c/o The Blackstone Group, L.P. 345 Park Avenue, New York, New York 10154
Gerardo I. Lopez	—	—	—	—	—	—	—	—	—	—
Jonathan S. Halkyard	154,759	*	—	—	154,759	*	154,759	*	154,759	*
John R. Dent	2,332	*	—	—	2,332	*	2,332	*	2,332	*
Howard J. Weissman	20,610	*	—	—	20,610	*	20,610	*	20,610	*
James L. Donald(4)	762,430	*	2	*	762,430	*	762,430	*	762,430	*

	CORPORATION				ESH REIT†
	Shares of Common Stock Beneficially Owned		Shares of Voting Preferred Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Total Shares of Common Stock Beneficially Owned		Paired Shares Beneficially Owned
Name and Address	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent
Douglas G. Geoga(5)	453,276	*	7	*	453,276	*	453,276	*	453,276	*
Lisa Palmer	10,649	*	—	—	10,649	*	10,649	*	10,649	*
Richard F. Wallman(6)	230,728	*	20	*	230,728	*	230,728	*	230,728	*
Christopher K. Daniello(7)	—	—	—	—	—	—	—	—	—	—
Kevin W. Daniello(8)	—	—	—	—	—	—	—	—	—	—
Ty E. Wallach(9)	—	—	—	—	—	—	—	—	—	—
All directors, director nominees and executive officers of ESH REIT, as a group (10 persons)(10)	872,354	*	27	*	872,354	*	872,354	*	872,354	*

†	100% of the Class A common stock of ESH REIT or 250,493,583 shares of Class A common stock is held by the Corporation.
*	Less than 1%.
(1)	Reflects 8,035,311 Paired Shares and 1,325 shares of voting preferred stock held directly by Centerbridge Credit Partners, L.P., 9,846,250 Paired Shares and 1,624 shares of voting preferred stock held directly by Centerbridge Credit Partners TE Intermediate I, L.P., 3,449,235 Paired Shares and 569 shares of voting preferred stock held directly by Centerbridge Credit Partners Offshore Intermediate III, L.P., 10,288,029 Paired Shares and 1,696 shares of voting preferred stock held directly by Centerbridge Capital Partners AIV VI-A, L.P., 10,284,194 Paired Shares and 1,696 shares of voting preferred stock held directly by Centerbridge Capital Partners AIV VI-B, L.P., 688,878 Paired Shares and 114 shares of voting preferred stock held directly by Centerbridge Capital Partners Strategic AIV I, L.P. and 69,694 Paired Shares and 11 shares of voting preferred stock held directly by Centerbridge Capital Partners SBS, L.P.

Centerbridge Credit Partners General Partner, L.P. is the general partner of Centerbridge Credit Partners, L.P. and Centerbridge Credit Partners TE Intermediate I, L.P. Centerbridge Credit Partners Offshore General Partner, L.P. is the general partner of Centerbridge Credit Partners Offshore Intermediate III, L.P. Centerbridge Credit Cayman GP Ltd. is the general partner of Centerbridge Credit Partners General Partner, L.P. and Centerbridge Credit Partners Offshore General Partner, L.P. Centerbridge Associates, L.P. is the general partner of Centerbridge Capital Partners AIV VI-A, L.P., Centerbridge Capital Partners AIV VI-B, L.P. and Centerbridge Capital Partners Strategic AIV I, L.P. Centerbridge Cayman GP Ltd. is the general partner of Centerbridge Associates, L.P. CCP SBS GP, LLC is the general partner of Centerbridge Capital Partners SBS, L.P. Jeffrey H. Aronson and Mark T. Gallogly, the managing members of CCP SBS GP, LLC and the directors of Centerbridge Credit Cayman GP Ltd. and Centerbridge Cayman GP Ltd., share the power to vote and invest the Paired Shares and shares of voting preferred stock held by Centerbridge Credit Partners, L.P., Centerbridge Credit Partners TE Intermediate I, L.P., Centerbridge Credit Partners Offshore Intermediate III, L.P., Centerbridge Capital Partners AIV VI-A, L.P., Centerbridge Capital Partners AIV VI-B, L.P., Centerbridge Capital Partners Strategic AIV I, L.P. and Centerbridge Capital Partners SBS, L.P. Each of Messrs. Aronson and Gallogly disclaims beneficial ownership of such securities.

(2)	Paulson & Co. Inc. (“Paulson”), an investment advisor that is registered under the Investment Advisors Act of 1940, and its affiliates furnish investment advice to and manage onshore and offshore investments funds and separate managed accounts (such investment funds and accounts, the “Funds”). In its role as investment advisor or manager of the Funds, Paulson possesses voting and/or investment power over the Paired Shares and shares of voting preferred stock owned by the Funds. All Paired Shares and shares of voting preferred stock are owned by the Funds. Paulson disclaims beneficial ownership of such securities.

(3)	Reflects Paired Shares and shares of voting preferred stock held by the partnerships affiliated with The Blackstone Group, L.P. (the “Partnerships”) as follows: 7,816,515 Paired Shares and 1,290 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.A-ESH L.P., 7,920,081 Paired Shares and 1,307 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.B-ESH L.P., 2,641,498 Paired Shares and 436 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.C-ESH L.P., 53,273 Paired Shares and 9 shares of voting preferred stock directly held by Blackstone Real Estate Partners (AIV) VI-ESH L.P., 5,022,558 Paired Shares and 829 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.TE.1-ESH L.P., 10,796,920 Paired Shares and 1,783 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.TE.2-ESH L.P., 8,239,971 Paired Shares directly held by Blackstone Real Estate Partners VI.F-ESH L.P., 1,359 shares of voting preferred stock held directly by Blackstone Real Estate Partners VI.G-ESH L.P. and 129,914 Paired Shares and 21 shares of voting preferred stock directly held by Blackstone Real Estate Holdings VI L.P.

The general partner of each of Blackstone Real Estate Partners VI.A-ESH L.P., Blackstone Real Estate Partners VI.B-ESH L.P., Blackstone Real Estate Partners VI.C-ESH L.P., Blackstone Real Estate Partners (AIV) VI-ESH L.P., Blackstone Real Estate Partners VI.TE.1-ESH L.P., Blackstone Real Estate Partners VI.TE.2-ESH L.P., Blackstone Real Estate Partners VI.F-ESH L.P. and Blackstone Real Estate Partners VI.G-ESH L.P. is Blackstone Real Estate Associates VI-ESH L.P. The general partner of Blackstone Real Estate Holdings VI L.P. is BREP VI Side-by-Side GP L.L.C. The general partner of Blackstone Real Estate Associates VI-ESH L.P. is BREA VI-ESH L.L.C. The managing member of BREA VI-ESH L.L.C. and sole member of BREP VI Side-by-Side GP L.L.C. is Blackstone Holdings III L.P. The general partner of Blackstone Holdings III L.P. is Blackstone Holdings III GP L.P. The general partner of Blackstone Holdings III GP L.P. is Blackstone Holdings III GP Management L.L.C. The sole member of Blackstone Holdings III GP Management L.L.C. is The Blackstone Group L.P. The general partner of The Blackstone Group L.P. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman. Amounts beneficially owned also reflect 16,476 Paired Shares directly held by a foundation over which Mr. Schwarzman may be deemed to have investment and voting power. Each of such Blackstone entities (other than the Partnerships to the extent of their direct holdings) and Mr. Schwarzman may be deemed to beneficially own the Paired Shares and shares of voting preferred stock beneficially owned by the Partnerships directly or indirectly controlled by it or him, but each disclaims beneficial ownership of such securities.

(4)	Mr. Donald resigned from his position as Chief Executive Officer of the Corporation and ESH REIT effective as of August 24, 2015.

(5)	Mr. Geoga owns 353,276 Paired Shares and 7 shares of voting preferred stock through the Douglas Geoga Family Dynasty Trust. Michelle J. Geoga and Michael E. Dowdle, as the co-trustees of the Douglas Geoga Family Dynasty Trust, share the power to vote and invest the Paired Shares and shares of voting preferred stock, but each disclaims beneficial ownership of such securities. Mr. Geoga may be deemed to beneficially own the securities but disclaims beneficial ownership of such securities.

(6)	Includes 6,014 restricted Paired Shares owned by Mr. Wallman. Mr. Wallman owns 80.005 Paired Shares through the Richard F. Wallman IRA, 13,800 Paired Shares through the Amy Wallman IRA, 9,800 Paired Shares through the Richard F. Wallman SEP and 18,200 Paired Shares through the Amy Wallman SEP.

(7)	Mr. Daniello owns no Paired Shares or shares of voting preferred stock directly. Mr. Daniello is an employee of Centerbridge, but disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the investment funds affiliated with Centerbridge. See Note (1) above. The address for Mr. Daniello is c/o Centerbridge Partners, L.P., 375 Park Avenue, New York, New York 10152.

(8)	Mr. Dinnie owns no Paired Shares or shares of voting preferred stock directly. Mr. Dinnie is an employee of Blackstone, but disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the partnerships affiliated with Blackstone. See Note (3) above. The address for Mr. Dinnie is c/o The Blackstone Group L.P., 345 Park Avenue, New York, New York 10154.

(9)	Mr. Wallach owns no Paired Shares or shares of voting preferred stock directly. Mr. Wallach is an employee of Paulson, but disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the investment funds affiliated with Paulson. See Note (2) above. The address for Mr. Wallach is c/o Paulson & Co. Inc., 1251 Avenue of the Americas, New York, New York 10020.

(10)	Includes 6,014 restricted Paired Shares owned by Mr. Wallman.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and each person who owns more than 10% of our outstanding common stock, to file reports of their stock ownership and changes in their ownership of our common stock with the SEC and the NYSE. These same people must also furnish us with copies of these reports and representations made to us that no other reports were required. We have performed a general review of such reports and amendments thereto filed in 2015. Based solely on our review of the copies of such reports furnished to us or such representations, as appropriate, to our knowledge all of our executive officers and directors, and other persons who owned more than 10% of our outstanding common stock, fully complied with the reporting requirements of Section 16(a) during 2015.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

Our Board has adopted a Related Party Transaction Policy, which is designed to monitor and ensure the proper review, approval, ratification and disclosure of related party transactions involving us. This policy applies to any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect material interest. The Audit Committee of the Board must review, approve and ratify a related party transaction if such transaction is consistent with the Related Party Transaction Policy and is on terms, taken as a whole, which the Audit Committee believes are no less favorable to ESH REIT than could be obtained in an arm’s-length transaction with an unrelated third party, unless the Audit Committee otherwise determines that the transaction is not in the best interests of ESH REIT. Any related party transaction or modification of such transaction which the Board has approved or ratified by the affirmative vote of a majority of directors, who do not have a direct or indirect material interest in such transaction, does not need to be approved or ratified by the Audit Committee. In addition, related party transactions involving compensation will be approved by the Compensation Committee in lieu of the Audit Committee.

Related Party Transactions

This section describes related party transactions between us and our directors, executive officers and 5% shareholders and their immediate family members that have occurred during the fiscal year ended December 31, 2015.

Shared Overhead Costs

ESA Management, a subsidiary of the Corporation, incurs costs under a services agreement with ESH REIT for certain overhead services performed on its behalf. The services relate to executive management, accounting, financial analysis, training and technology. For the year ended December 31, 2015, ESH REIT incurred expenses of approximately $9.5 million related to this agreement.

Working Capital

As of December 31, 2015, ESH REIT had an outstanding net payable of approximately $64.7 million due to the Corporation and its subsidiaries. As of December 31, 2015, this amount included an unpaid special cash distribution ESH REIT declared on its Class A common shares of approximately $47.6 million and certain disbursements ESA Management made on behalf of ESH REIT in the ordinary course of business. Outstanding balances are typically repaid within 60 days.

Operating Leases

ESH REIT’s revenues are derived from four leases. The counterparty to each lease agreement are the Operating Lessees, subsidiaries of the Corporation. ESH REIT recognizes fixed rental revenues with respect to the leases on a straight-line basis. For the year ended December 31, 2015, ESH REIT recognized fixed rental revenues from the Operating Lessees of approximately $490.8 million. Approximately $41.5 million is recorded as a deferred rents receivable from the Operating Lessees. Deferred rents receivable are expected to be received in cash by October 2018.

Future fixed rental payments to be received under noncancelable leases as of December 31, 2015, are as follows (in thousands):

Years Ending December 31,
2016	$466,226
2017	480,260
2018	412,267

Total	$1,358,753

ESH REIT also recognized approximately $228.8 million in percentage rental revenues from the Operating Lessees for the year ended December 31, 2015. Approximately $4.3 million of percentage rental revenues were outstanding as of December 31, 2015. As of December 31, 2015, because all percentage rental revenue thresholds had been achieved for the year, no unearned percentage rental revenues existed.

As of December 31, 2015, ESH REIT recorded unearned rental revenues from the Operating Lessees related to January 2016 prepaid fixed rental revenues of approximately $38.3 million.

Distributions

The Corporation owns all of the Class A common stock of ESH REIT, which represents approximately 55% of the outstanding shares of common stock of ESH REIT. Therefore, approximately 55% of ESH REIT’s distributions are paid to the Corporation. Distributions of approximately $150.3 million were paid from ESH REIT to the Corporation in respect of the Class A common stock of ESH REIT during the year ended December 31, 2015.

Issuance of Common Stock

In March 2015, ESH REIT issued 190,089 shares of Class A common stock to the Corporation for consideration of approximately $1.7 million. Also, ESH REIT issued, and was compensated approximately $0.7 million for, 96,703 shares of Class B common stock, each of which was attached to a share of common stock of the Corporation to form a Paired Share, to settle vested restricted stock units.

As of December 31, 2015, 163,368 restricted stock units issued by the Corporation have vested but have not been settled. As of December 31, 2015, ESH REIT has recognized a receivable of approximately $1.1 million related to these equity-based awards.

Stockholders Agreement

In connection with the initial public offering, the Corporation and ESH REIT entered into a stockholders agreement with the Sponsors. The following description of the terms of the stockholders agreement is qualified in its entirety by reference to the stockholders agreement filed as Exhibit 4.1 to our current report on Form 8-K filed on November 18, 2013.

Representation. Each Sponsor has the right to nominate one director to the Boards for so long as such Sponsor owns at least 5% of the outstanding Paired Shares. The Sponsors have the right to designate the members of the Audit Committees, Compensation Committees and Nominating and Corporate Governance Committees (or committees similar to any of the foregoing). The Sponsors also entered into a voting agreement obligating each Sponsor to vote for the other Sponsors’ nominees to the Boards. The Sponsors have the right to jointly nominate a sufficient number of additional directors to establish majority control of the Boards. The Sponsors’ right to jointly nominate such directors falls away if the Sponsors’ ownership falls below 50% of the outstanding Paired Shares, not counting any of the Paired Shares of any Sponsor that holds less than 5% of the outstanding Paired Shares.

Governance Rights. For so long as the Sponsors hold at least 40% of the outstanding Paired Shares, the following matters may not be carried out by the Corporation or ESH REIT without the prior written consent of a majority of the Paired Shares held by the Sponsors at the time of such consent:

•	increasing or decreasing the size of the Boards;

•	establishing committees of the Boards;

•	any amendment of the charters to remove the provision providing that the Corporation and ESH REIT have no expectation or entitlement with regard to corporate opportunities that come to designated directors of the Sponsors;

•	any determination to unpair the Paired Shares; or

•	any decision not to seek to continue to qualify ESH REIT as a REIT.

Each Sponsor individually loses its consent rights if its ownership falls below 5% of the outstanding Paired Shares, but consent rights remain for the other Sponsors so long as the Sponsors’ collective ownership is at least 40% of the outstanding Paired Shares, not counting any of the Paired Shares of any Sponsor that holds less than 5% of the outstanding Paired Shares.

Information Rights. The Sponsors have the right to review the books and records of the Corporation and ESH REIT and their subsidiaries and to discuss the affairs, finances and condition of the Corporation and ESH REIT and their subsidiaries with their respective officers. Any information provided to a Sponsor’s board designee may be shared with members of that Sponsor’s organization.

Corporate Opportunities. The Sponsors and any Sponsor board designee who is not employed by the Corporation or ESH REIT has the right to engage in and possess any interest in other business opportunities of any nature or description, independently or with others, similar or dissimilar to, or that competes with, the investments or business of the Corporation or ESH REIT and is not obligated to present any particular investment or business opportunity to the Corporation or ESH REIT.

Registration Rights Agreement

In connection with the initial public offering, the Corporation and ESH REIT entered into a registration rights agreement with the Sponsors. Subject to certain limitations and conditions, this agreement provides the Sponsors a specified number, and in the case of short-form registrations, an unlimited number, of “demand” registrations and customary “piggyback” registration rights. The registration rights agreement also provides that the Corporation and ESH REIT will pay all expenses relating to such registrations and indemnify the Sponsor against certain liabilities which may arise under the Securities Act.

Other

From time to time, we have done, and in the future may do, business with a number of other companies affiliated with Centerbridge, Paulson and/or Blackstone. We believe that all such arrangements have been entered into in the ordinary course of business and have been conducted on an arm’s-length basis.

OTHER MATTERS

Incorporation by Reference

The Audit Committee Report and Compensation Committee Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or Exchange Act, except to the extent that we specifically incorporate it by reference into such filing. In addition, the website addresses contained in this Proxy Statement are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

Access to Reports and Other Information

We file or furnish our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents electronically with the SEC under the Exchange Act. You may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain such reports from the SEC’s website at www.sec.gov.

Our website is www.extendedstayamerica.com. Our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on our website as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The ESH REIT Corporate Governance Guidelines, ESH REIT Code of Business Conduct and Ethics and Board committee charters are also available on our website. We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277.

List of ESH REIT Shareholders

A list of our shareholders as of April 7, 2016, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the 2016 Annual Meeting. The list of shareholders will also be available for such examination at the Annual Meeting.

Other Matters That May Come Before the Annual Meeting

We do not know of any other matters that will be considered at the Annual Meeting. However, if any other proper business should come before the meeting, the persons named in the proxy card will have discretionary authority to vote according to their best judgment to the extent permitted by applicable law.

* * * * *

By Order of the Board of Directors,

John R. Dent

General Counsel and Corporate Secretary

Charlotte, North Carolina

April 13, 2016

EXTENDED STAY AMERICA, INC. 11525 N. COMMUNITY HOUSE RD., SUITE 100 CHARLOTTE, NC 28277	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M91285-P66224                KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EXTENDED STAY AMERICA, INC.				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote “FOR ALL” on proposal 1.
1.	To elect as Directors of Extended Stay America, Inc. the nominees listed below:			☐	☐	☐
Nominees:
	01)	Douglas G. Geoga	05) William D. Rahm
	02)	Michael A. Barr	06) William J. Stein
	03)	Gerardo I. Lopez	07) Richard F. Wallman
	04)	William A. Kussell
The Board of Directors recommends you vote “FOR” proposal 2.									For	Against	Abstain
2.	Proposal for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016								☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and 2015 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2015, are available at www.proxyvote.com.

M91286-P66224

EXTENDED STAY AMERICA, INC.

This proxy is being solicited by the Board of Directors

for the Annual Meeting of Shareholders on May 18, 2016 10:00 AM

The shareholder(s) of Extended Stay America, Inc. (the “Corporation”) referenced on the reverse side hereof hereby appoints Gerardo I. Lopez and John R. Dent, jointly and severally with full power of substitution, as proxies to represent and vote all of the shares of the Corporation’s voting stock the shareholder(s) referenced on the reverse side hereof is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on the 18th day of May, 2016, and at any and all adjournments thereof, on all matters coming before said meeting.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted on as “FOR ALL” on the election of the director nominees; and “FOR” the approval ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Continued and to be signed on reverse side

ESH HOSPITALITY, INC. 11525 N. COMMUNITY HOUSE RD., SUITE 300 CHARLOTTE, NC 28277	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M91287-P66224            KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ESH HOSPITALITY, INC.				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote “FOR ALL” on proposal 1.
1.	To elect as Directors of ESH Hospitality, Inc. the nominees listed below:			☐	☐	☐
Nominees:
	01)	Douglas G. Geoga	05) Lisa Palmer
	02)	Christopher K. Daniello	06) Ty E. Wallach
	03)	Kevin W. Dinnie	07) Richard F. Wallman
	04)	Gerardo I. Lopez
The Board of Directors recommends you vote “FOR” proposal 2.									For	Against	Abstain
2.	Proposal for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016								☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and 2015 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2015, are available at www.proxyvote.com.

M91288-P66224

ESH HOSPITALITY, INC.

This proxy is being solicited by the Board of Directors

for the Annual Meeting of Shareholders on May 18, 2016 11:00 AM

The shareholder(s) of ESH Hospitality, Inc. (“ESH REIT”) referenced on the reverse side hereof hereby appoints Gerardo I. Lopez and John R. Dent, jointly and severally with full power of substitution, as proxies to represent and vote all of the shares of ESH REIT’s voting stock the shareholder(s) referenced on the reverse side hereof is entitled to vote at the Annual Meeting of Shareholders of ESH REIT to be held on the 18th day of May, 2016, and at any and all adjournments thereof, on all matters coming before said meeting.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted on as “FOR ALL” on the election of the director nominees; and “FOR” the approval ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Continued and to be signed on reverse side